Registration Nos. 33-19836

811-05457

As filed with the Securities and Exchange Commission on April 27, 2018.

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
PRE-EFFECTIVE AMENDMENT NO.	☐
POST-EFFECTIVE AMENDMENT NO. 39	☒
REGISTRATION STATEMENT
UNDER THE INVESTMENT COMPANY ACT OF 1940
AMENDMENT NO. 39	☒

(Check appropriate box or boxes)

Keynote Series Account

(Exact Name of Registrant)

MONY Life Insurance Company

(Exact Name of Depositor)

5788 Widewaters Parkway, 2nd Floor

Syracuse, NY 13214

(Address of Depositor’s Principal Executive Offices)

(800) 487-6669

(Depositor’s Telephone Number)

MAX BERUEFFY, Esquire

Protective Life Insurance Company

2801 Highway 280 South

Birmingham, AL 35223

(Name and Address of Agent for Services)

Copy to:

STEPHEN E. ROTH, Esquire THOMAS E. BISSET, Esquire Eversheds Sutherland (US) LLP 700 Sixth Street, N.W., Suite 700 Washington, DC 20001 (202) 383-0158	and	Alison Ryan, Esquire Brian Stallworth, Esquire Transamerica Retirement Solutions 1801 California Street, Suite 5200 Denver, CO 80202

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b) of Rule 485

☒	on May 1, 2018 pursuant to paragraph (b) of Rule 485

☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485

☐	on May 1, 2017 pursuant to paragraph (a)(1) of Rule 485

☐	75 days after filing pursuant to paragraph (a)(2) of Rule 485

☐	on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment

Title of Securities Being Registered: Group Variable Annuity Contracts

Prospectus

KEYNOTE SERIES ACCOUNT

(“Keynote”)

GROUP VARIABLE ANNUITY CONTRACTS

Sections 401(a), 401(k), 403(b), 408(IRA), 457 and NQDC

Issued By

MONY LIFE INSURANCE COMPANY (“MONY”)

5788 Widewaters Parkway, 2nd Floor Syracuse, NY 13214; (914) 627-3000

MONY Life Insurance Company was organized as a mutual life insurance company under the laws of the State of New York in 1842 under the name The Mutual Life Insurance Company of New York. In 1998 MONY converted to a stock company through demutualization and was renamed MONY Life Insurance Company (“MONY”). The demutualization did not have any material effect on the Group Variable Annuity Contracts.

Protective Life Insurance Company is the parent company of MONY.

We no longer offer these Contracts. We may continue to accept Purchase Payments under existing Contracts although we are not obligated to do so. This prospectus is used with current Contract owners only.

Purchase Payments under the Contracts are allocated to a segregated investment account of MONY Life Insurance Company (“MONY”), which account has been designated Keynote. Purchase Payments directed to Keynote may be allocated among such of the Subaccounts in Keynote as are made available under the Contracts. The assets in each Subaccount are invested in a series of Transamerica Funds, or in the Calvert VP SRI Balanced Portfolio (“Calvert Series”)(collectively, the “Underlying Investments”) at their net asset value. (See “Transamerica Funds”, and “Calvert Series.”) The six currently available series of Transamerica Funds are the Balanced II Fund, Government Money Market Fund, Inflation-Protected Securities Fund, Intermediate Bond Fund, and Large Growth Fund and Large Value Opportunities Fund (the “Funds”). The Calvert Series is an actively managed portfolio of stocks, bonds, and money market instruments which offer income and capital growth opportunity and which satisfy the investment criteria, including financial, sustainability, and social responsibility factors. A copy of the Summary Prospectus for each of the Funds and the Calvert Series appears at the end of this Keynote Prospectus.

The value of the Accumulation Accounts maintained in Keynote will vary based upon the investment experience of the Subaccounts to which Purchase Payments are allocated. The investment experience of the Subaccounts will vary based on the underlying investment performance of the Underlying Investments.

This Prospectus sets forth the basic information that a prospective purchaser should know before investing. Please keep this Prospectus for future reference.

A Statement of Additional Information (“SAI”) dated concurrently incorporated herein by reference, and containing additional information about the Contracts has been filed with the Securities and Exchange Commission. The SAI is available from MONY without charge upon written request to the above address or by telephoning (914) 627-3000 or by accessing the SEC’s website at: www.sec.gov. The Table of Contents of the SAI can be found in this Prospectus.

This Prospectus does not constitute an offer to sell or a solicitation of an offer to buy the Contracts in any jurisdiction in which such may not be lawfully made.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, US COMMODITY FUTURES TRADING COMMISSION (CFTC), OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION, CFTC OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THIS PROSPECTUS IS ACCOMPANIED (OR PRECEDED) BY A CURRENT SUMMARY PROSPECTUS FOR TRANSAMERICA FUNDS AND THE CALVERT SERIES.

May 1, 2018

Glossary

The following is a glossary of key terms used in this Prospectus.

Accumulation Account: an account maintained for each Participant in which is recorded the number of Units held for his/her credit.

Accumulation Period: the accumulation period for each Participant is the period during which Purchase Payments may be made on his/her behalf. It begins when the Participant begins participation under the Plan and ends as of his/her Annuity Purchase Date, or earlier termination of his/her Accumulation Account.

Annuity Purchase Date: the date a Participant elects to purchase a Fixed Annuity.

Balanced II Fund: Transamerica Balanced II Fund, a series of Transamerica Funds.

Calvert Series: the Calvert VP SRI Balanced Portfolio, a series of Calvert Variable Series, Inc., an open-end management investment company registered under the Investment Company Act of 1940, as amended.

Contract(s): the group variable annuity contract(s) offered by MONY to Contractholders as described in this Prospectus.

Contractholder: the individual, employer, trust or association to which an annuity contract has been issued.

Contract Year: a period of 12 months measured from the date of the Contract issued to or adopted by the Contractholder, and anniversaries thereof.

Intermediate Bond Fund: Transamerica Intermediate Bond Fund, a series of Transamerica Funds.

Fixed Annuity: an annuity with payments which remain fixed throughout the payment period and which do not reflect the investment experience of a separate account.

Funds: the series of Transamerica Funds described herein.

Inflation-Protected Securities Fund: Transamerica Inflation-Protected Securities Fund, a series of Transamerica Funds.

IRA: an Individual Retirement Account within the meaning of Section 408 or Section 408A of the Code.

Large Growth Fund: Transamerica Large Growth Fund, a series of Transamerica Funds.

Large Value Opportunities Fund: Transamerica Large Value Opportunities Fund, a series of Transamerica Funds.

Government Money Market Fund: Transamerica Government Money Market Fund a series of Transamerica Funds.

NQDC: Non-qualified deferred compensation arrangement available to taxed organizations only.

Participant: an employee participating under a Contract issued to or adopted by his/her employer or an individual participating under a Contract issued to an IRA Contractholder.

Plan: a retirement plan or program under which benefits are to be provided pursuant to a Contract described herein.

Portfolio Business Day: each day during which the Advisers of a Portfolio are open for business.

Purchase Payment: the amount contributed and remitted to MONY on behalf of a Participant.

Subaccount: a subdivision of Keynote which is available for the allocation of Purchase Payments under the Contracts. Three Subaccounts invest in a corresponding series of Transamerica Partners Portfolios. Three Subaccounts invest in a corresponding series of Transamerica Funds. The Calvert Series Subaccount invests in the Calvert Series.

TAM: Transamerica Asset Management, Inc., a registered investment adviser under the Investment Advisers Act of 1940.

Transamerica Funds: an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended.

Underlying Investments: collectively or individually, the Portfolios, Funds, and Calvert Series in which the Subaccounts invest.

Unit: the measure by which the value of an investor’s interest in each Subaccount is determined.

Valuation Time: each day as of the close of regular trading on the New York Stock Exchange (typically 4:00 p.m. New York time).

Valuation Period: the period between the ending of two successive Valuation Times.

No person is authorized to make any representations in connection with this offering other than those contained in this Prospectus.

Summary of Contract Expenses

Fee Tables

The following tables describe the various costs and expenses that you will pay, directly or indirectly, if you invest in Keynote. State premium taxes may also be deducted upon the purchase of a Fixed Annuity under the Contract.

Keynote Series Account

The following table shows the fees and expenses that you will pay periodically during the time that you invest under a Contract, not including the fees and expenses of the Underlying Investments.

	Maximum		Current
Annual Contract Fee	$50	(1)	None	(1)

Separate Account Annual Expenses (as a percentage of average account value)
Mortality Risk Fees			0.80%
Administrative Expense Risk Fees			0.45%
Total Mortality and Expense Risk Fees			1.25%
Total Separate Account Annual Expenses			1.25%

(1)	MONY reserves the right to deduct an annual contract charge from a Participant’s Accumulation Account in accordance with the provisions of the Contracts.

Total Annual Portfolio/Fund Operating Expenses

The following table shows the minimum and maximum total operating expenses charged by the Underlying Investment during the fiscal year ended December 31, 2017 that you may pay periodically during the time that you invest under a Contract. Expenses may be higher or lower in the future. More detail concerning the fees and charges of each Underlying Investment is included in “Appendix A —Summary Prospectus for each of the Funds and the Calvert Series.

	Minimum	Maximum
Expenses that are deducted from the assets of the Underlying Investment, Management fees and other expenses:	0.30%	0.69%

The following table shows the estimated fees and expenses you may pay if you invest in an Underlying Investment, and reflects expenses incurred by the Underlying Investment during its fiscal year ended December 31, 2017. Actual expenses may vary significantly. Your investment in each Keynote Subaccount will bear its pro rate share of the fees and expenses of the Underlying Investment in which it invests.

	Government Money Market Fund	Inflation- Protected Securities Fund	Intermediate Bond Fund	Balanced II Fund
Management Fees	0.25%[1]	0.38%	0.38%	0.48%
Other Expenses	0.15%	0.14%	0.04%	0.18%
Total Annual Fund Operating Expenses	0.40%	0.52%	0.42%	0.66%
Fee Waiver and/or Expense Reimbursement	0.10%[2]	0.12%[2]	0.02%[2]	0.16%[2]
Net Expenses	0.30%	0.40%	0.40%	0.50%

	Large Value Opportunities Fund	Large Growth Fund	Calvert Series
Management Fees	0.48%	0.65%	0.53%
Other Expenses	0.09%	0.07%	0.16%
Total Annual Fund Operating Expenses	0.57%	0.72%	0.69%
Fee Waiver and/or Expense Reimbursement	0.07%	0.07%	0.00%
Net Expenses	0.50%	0.65%	0.69%

(1)	Management fees have been restated to reflect a reduction in contractual management fees effective October 13, 2017.
(2)	Contractual arrangements have been made with the Fund’s investment manager, TAM, through March 1, 2019 to waive fees and/or reimburse fund expenses to the extent that total annual fund operating expenses exceed 0.30% for Government Money Market Fund, 0.40% for Inflation-Protected Securities and Intermediate Bond Funds, 0.50% for Balanced II and Large Value Opportunities Funds and 0.65% for Large Growth Fund, excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Fund’s business. These arrangements cannot be terminated prior to March 1, 2019 without the Board of Trustees’ consent. TAM is permitted to recapture amounts waived and/or reimbursed to a Fund during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the Fund. A Fund may only reimburse TAM only if such reimbursement does not cause, on any particular business day of the fund, the fund’s total annual operating expenses (after the reimbursement is taken into account) to exceed the applicable limits described above or any other lower limit then in effect.

Example

This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract fees and expenses and Underlying Investment fees and expenses.

If you (i) surrender your contract at the end of the applicable time period, (ii) annuitize at the end of the applicable time period or (iii) do not surrender your contract, you would pay the following expenses on a $10,000 investment, assuming a 5% annual rate of return.

The following examples assume a 5% return each year (this assumption is required by the SEC and is not a prediction of any subaccount’s future performance). These examples should not be considered a representation of past or future expenses, and actual expenses may be greater or lesser than those shown. Premium taxes may also be applicable.

The following example is based on fees after contractual waivers and reimbursements and reflects the imposition of the mortality and expense risk charge of 1.25%.

Subaccount	After 1 Year	After 3 Years	After 5 Years	After 10 Years
Government Money Market	$158	$490	$845	$1,845
Inflation-Protected Securities	$168	$520	$897	$1,954
Intermediate Bond	$168	$520	$897	$1,954
Balanced II	$178	$551	$949	$2,063
Large Value Opportunities	$178	$551	$949	$2,062
Large Growth	$193	$597	$1,026	$2,222
Calvert Series	$198	$612	$1,052	$2,275

Condensed Financial Information

Keynote Series Account

Accumulation Unit Values

Keynote Subaccount

	Unit Value										Units Outstanding
	Dec. 31, 2008	Dec. 31, 2009	Dec. 31, 2010	Dec. 31, 2011	Dec. 31, 2012	Dec. 31, 2013	Dec. 31, 2014	Dec. 31, 2015	Dec. 31, 2016	Dec. 31, 2017	Dec. 31, 2008	Dec. 31, 2009	Dec. 31, 2010	Dec. 31, 2011	Dec. 31, 2012	Dec. 31, 2013	Dec. 31, 2014	Dec. 31, 2015	Dec. 31, 2016	Dec. 31, 2017
Money Market	$21.09	$21.09	$21.09	$21.09	$21.09	$21.09	$21.09	$21.09	$21.09	$21.09	21,866	1,549	1,443	1,416	1,436	857	833	705	702	699
Inflation-Protected Securities	21.67	23.58	24.74	27.44	29.02	26.29	26.74	25.90	26.62	26.98	2,650	916	955	836	853	732	770	717	718	452
Intermediate Bond	32.47	36.20	38.71	40.60	43.41	42.46	44.58	44.24	45.20	46.59	4,700	2,924	2,794	2,682	2,602	2,404	2,419	2,422	2,309	2,307
Balanced	30.41	37.06	41.74	42.66	47.81	55.87	61.25	60.83	65.07	73.47	17,788	10,335	9,671	8,901	8,657	8,232	7,756	7,665	5,692	5,618
Large Value	34.83	40.09	45.40	45.88	53.19	72.56	78.7	77.44	83.69	95.57	49,041	30,916	29,521	28,073	22,236	19,913	19,775	18,468	16,706	15,790
Large Growth	33.66	45.06	51.91	50.35	57.15	76.39	83.55	90.09	89.91	117.90	24,321	16,318	15,916	15,557	10,866	9,025	8,839	8,800	7,898	7,271
Calvert Series	21.63	26.78	29.65	30.62	33.42	38.95	42.17	40.73	43.38	47.99	11,197	10,353	10,269	10,207	10,175	10,055	10,084	382,832	9,694	9,720

Further information about the performance of Keynote is contained in the Annual Report of Keynote which is available, free of charge, by contacting MONY at the address or at the telephone number set forth on the cover of this Prospectus. For more information about accumulation unit values, see “Determination of Unit Value”.

The Contracts

We no longer offer these Contracts. We may continue to accept Purchase Payments under existing Contracts. This prospectus is used with current Contract owners only. You should note that your Contract features and charges, and your investment options, may vary depending on your state and/or the date on which you purchased your Contract. For more information about the particular features, charges and options applicable to you, please contact your financial professional and/or refer to your Contract.

Insofar as possible, the provisions of the Contracts are identical, and the information provided in this Prospectus is generally applicable to all Contracts. However, whenever statutory or administrative considerations require significant differences among the Contracts, such differences are explained separately for each.

Keynote

Purchase Payments under the Contract(s) are allocated to Keynote which is a separate account of MONY. Keynote is divided into Subaccounts, six of which correspond to Transamerica Funds’ Government Money Market, Balanced II Large Value Opportunities, Inflation-Protected Securities, Intermediate Bond, and Large Growth Fund, respectively. The Calvert Series Subaccount invests in the Calvert Series. The assets in each Subaccount are invested in the corresponding Underlying Investment at their net asset value (See “Transamerica Funds”, and “Calvert Series”.) Each series of Transamerica Funds is managed by Transamerica Asset Management, Inc. (“TAM”). The Calvert Series is a series of Calvert Variable Series, Inc., a diversified open-end management company whose investment adviser is Calvert Research and Management. Because the contracts are no longer being offered, MONY may consider closing Keynote or may consider other potential investment options in the future.

The value of a Participant’s Accumulation Account maintained in Keynote will vary based upon the investment experience of the Underlying Investment to which Purchase Payments are allocated.

The Calvert Series is an actively managed portfolio of stocks, bonds, and money market instruments which offer income and capital growth opportunity and which satisfy the investment criteria, including financial, sustainability, and social responsibility factors. A copy of the Calvert Series Summary Prospectus appears at the end of this Keynote Prospectus. Transamerica Funds is an open-end, diversified management investment company which has six series with differing investment objectives available under the Contracts. A copy of the Summary Prospectus for each of the Funds appears at the end of this Prospectus.

Charges

MONY makes daily charges against the net assets of Keynote at an annual rate of 1.25%, consisting of 0.80% for mortality risks and 0.45% for administrative expense risks. (See “Charges — Charges for Mortality and Expense Risks”.) In addition, MONY reserves the right to deduct an annual contract charge, not to exceed $50, from a Participant’s Accumulation Account (See “Charges — Annual Contract Charge”.)

In addition to the charges set forth above, TAM, which serves as an investment adviser to each series of Transamerica Funds, and Calvert Research and Management, which serves as investment adviser to the Calvert Series, impose a charge against the net asset value of each series of Transamerica Funds, or the Calvert Series, as appropriate, computed daily, for investment advisory services and other expenses.

Premium taxes may be payable on the purchase of a Fixed Annuity. (See “Premium Tax”.)

Credit and Allocation of Purchase Payments

Purchase Payments will be credited to the Subaccounts designated by the Participant in the form of Units. The number of Units credited will not change but the dollar value of a Unit will vary depending upon the investment experience of the Underlying Investment, as appropriate. (See “Credit of Purchase Payments”.)

Redemption

A Participant may redeem at any time prior to the time an annuity benefit takes effect and prior to the participant’s death all or a portion of the Units credited to his/her Accumulation Account without any charge, subject to any limitations in the underlying Plan. There are no redemption charges.

A penalty tax may be payable under the Code upon the redemption of amounts from an Accumulation Account under the Contract and other significant withdrawal restrictions may be imposed by the Code.

Transfers

A Participant may transfer all or a portion of his/her Accumulation Account in Keynote among the various Subaccounts. No transfer charges are imposed, and there is no limit to the number of transfers, subject to the limitations described in the following section. While MONY has no present intention to do so, it reserves the right to impose transfer charges at a later date. If MONY were to impose transfer charges, this prospectus would be amended to reflect any applicable fee. Transfers may be made in writing or by telephone by calling (914) 627-3000. (See “Transfers”.) MONY reserves the right to discontinue allowing telephone transfers.

Frequent Allocations of Purchase Payments

Frequent purchases and redemptions of investment in Keynote (and therefore indirectly in the underlying mutual fund shares) may interfere with the efficient management of a mutual fund’s portfolio by its portfolio manager, increase portfolio transaction costs, and may also have a negative effect on the long term investors in the Subaccounts and the underlying mutual funds. For example, in order to handle large flows of cash into and out of the underlying mutual fund, the portfolio manager may need to allocate more assets to cash or other short-term investments or sell securities, rather than maintaining full investment in securities selected to achieve the fund’s investment objective. Frequent trading may cause a fund to sell securities at less favorable prices. Transaction costs, such as brokerage commissions and market spreads, can detract from a fund’s performance. In addition, the return received by long term investors may be reduced when allocations by other investors are made in an effort to take advantage of certain pricing discrepancies, when, for example, it is believed that a fund’s share price, which is determined at the close of the NYSE on each trading day, does not accurately reflect the value of the fund’s portfolio securities. Funds investing in foreign securities have been particularly susceptible to this form of arbitrage, but other funds could also be affected.

Because of the potential harm to the Subaccounts and their long term investors, MONY has implemented policies and procedures that are intended to discourage excessive trading and market timing abuses through the use of various surveillance techniques. Under these policies and procedures, a Subaccount may limit additional allocations of purchase payments directed to the Subaccount by Participants who are believed by the underlying fund manager to be engaged in these abusive trading activities. The intent of the policies and procedures is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging, or similar activities that may nonetheless result in frequent allocations of purchase payments. For this reason, MONY has not adopted any specific restrictions on allocations of purchase payments, but each Subaccount reserves the right to reject any allocation with or without prior notice to the Participant. It is the intent of these policies not to accommodate market timing. In cases where surveillance of a particular Participant account establishes what the underlying fund manager believes to be obvious market timing, MONY will seek to block future allocations of purchase payments by that Participant. Where surveillance of a particular Participant account indicates activity that the underlying fund manager believes could be either abusive or for legitimate purposes, the Subaccount may permit the Participant to justify the activity.

The Subaccounts’ policies provide for ongoing assessment of the effectiveness of current policies and surveillance tools, and the Subaccounts reserve the right to modify these or adopt additional policies and restrictions in the future. Participants should be aware, however, that any surveillance techniques currently employed by the Subaccount or other techniques that may be adopted in the future, may not be effective.

As noted above, if a Subaccount is unable to detect and deter trading abuses, the Subaccount’s performance, and its long term investors, may be harmed. In addition, because the Subaccounts have not adopted any specific limitations or restrictions on allocations of purchase payments, investors may be harmed by the extra costs and portfolio management inefficiencies that result from frequent allocations of purchase payments, even when the allocations are not for abusive purposes. Because the Subaccounts apply their policies and procedures in a discretionary manner, different Participants may be treated differently, which could result in some investors being able to engage in frequent trading while others bear the costs and effects of that trading. The Subaccounts will provide advance notice to Participants of any specific restrictions on allocations of purchase payments that the Subaccounts may adopt in the future.

Additionally, the Transamerica Funds have adopted policies and procedures to prevent the selective release of non-public information about the portfolio holdings, as such information may be used for market-timing and similar abusive practices.

Payment Options

Unless a Fixed Annuity is elected, a Participant will receive a lump sum payment at the end of the Accumulation Period. The Contracts may provide for several Fixed Annuity options: Life Annuity, Life Annuity With Period Certain, Specified Fixed Period Annuity, Contingent Annuity and Contingent Annuity With Period Certain. For NQDC, an installment payment option may also be available. (See “Payment Options”.)

Voting Rights

To the extent required by law, MONY will vote the interests in Transamerica Funds, and the Calvert Series held in Keynote in accordance with the instructions received from Contractholders; the Contractholders will instruct MONY in accordance with the instructions received from Participants. (See “Voting Rights”.)

Death Benefit

If a Participant dies before the Annuity Purchase Date, , the Accumulation Account value will be paid to his/her beneficiary in a lump sum. (See “Death Benefit”.)

Distribution of the Contracts

Investment Distributors, Inc. (“IDI”) serves as both the distributor and principal underwriter of the Contracts. The Contracts are no longer sold, but Purchase Payments may be made under the existing Contracts.

MONY Life Insurance Company

MONY Life Insurance Company (“MONY”) is a New York stock life insurance corporation organized in 1842. On October 1, 2013, Protective Life Insurance Company (“Protective Life”) acquired all of the outstanding voting shares of MONY from AXA Equitable Financial Service, LLC, and AXA Financial, Inc.

The general account is subject to regulation and supervision by the New York State Department of Financial Services and to the insurance laws and regulations of all jurisdictions where MONY is authorized to do business. Interests under the Contracts in the general account have not been registered and are not required to be registered under the Securities Act of 1933 because of exemptions and exclusionary provisions that apply. The general account is not required to register as an investment company under the Investment Company Act of 1940 and it is not registered as an investment company under the Investment Company Act of 1940. The Contract is a “covered security” under the federal securities laws.

We have been advised that the staff of the SEC has not reviewed the portions of this Prospectus that relate to the general account. The disclosure with regard to the general account, however, may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

MONY is a wholly owned subsidiary of Protective Life, which is the chief operating subsidiary of Protective Life Corporation, a U.S. insurance holding company and subsidiary of Dai-ich Life Holdings, Inc.(“Dai-ichi”). Dai-ichi’s stock is traded on the Tokyo Stock Exchange. As of December 31, 2017, MONY had total assets, as presented on a statutory basis, of approximately $7.2 billion.

Keynote Series Account

Keynote was established by MONY under New York Insurance Law on December 16, 1987 as a separate account. Keynote will hold assets that are segregated from all of MONY’s other assets and at present is used only to support the Contracts. MONY is the legal holder of the assets in Keynote and will at all times maintain assets in Keynote with a total market value at least equal to the contract liabilities for Keynote. The obligations under the Contracts are obligations of MONY. Income, gains, and losses, whether or not realized, from assets allocated to Keynote, are, in accordance with the Contracts, credited to or charged against Keynote without regard to other income, gains, or losses of MONY. The assets in Keynote may not be charged with liabilities which arise from any other business MONY conducts. Keynote assets may include accumulation of the charges MONY makes against a Contract participating in Keynote. From time to time, any such additional assets may be transferred in cash to MONY’s general account.

Keynote is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940 (“1940 Act”) as a unit investment trust, which is a type of investment company. This does not involve any supervision by the SEC of the management or investment policies or practices of Keynote. Although Keynote is registered, the SEC does not monitor the activity of Keynote on a daily basis. MONY is not required to register, and is not registered, as an investment company under the 1940 Act. For state law purposes, Keynote is treated as a part or division of MONY.

There are currently seven Subaccounts within Keynote which are available for allocation of Purchase Payments under the Contracts. The Calvert Series Subaccount invests only in the Calvert VP SRI Balanced Portfolio (the “Calvert Series”), a series of Calvert Variable Series, Inc. (“Calvert Variable”), an open-end management investment company registered with the SEC under the 1940 Act. The six other Subaccounts invest in six respective series of Transamerica Funds, an open-end diversified management investment company registered with the SEC under the 1940 Act. Set forth below is a brief description of the Calvert Series, and Transamerica Funds. A more complete description of each of the Transamerica Funds and the Calvert Series, its investment objectives and policies, its expenses, the risks attendant in investing therein and other aspects of its operations is contained in the accompanying Summary Prospectus for each of the Funds and the Calvert Series.

Calvert Series

The Calvert Series is a series of Calvert Variable Series, Inc. (“CVS”), a Maryland corporation registered with the SEC under the 1940 Act as an open-end management investment company, whose investment adviser is Calvert Investment Management, Inc. The shares of CVS are currently sold only to insurance companies for allocation to their separate accounts to fund the benefits under certain variable annuity and variable life insurance policies issued by such companies. For additional risk disclosure, see the Calvert Series Summary Prospectus which is contained in the last section of this Prospectus. Keynote will purchase and redeem shares from the Calvert Series at net asset value.

The investment objective of the Calvert Series is set forth in the Summary Prospectus for the Calvert Series which appears at the end of this Prospectus. Briefly, the objective is to achieve a competitive total return through an actively managed portfolio of stocks, bonds and money market instruments which offer income and capital growth opportunity and which satisfy the investment criteria, including financial, sustainability, and social responsibility factors. There can be no assurance that the objective of the Calvert Series will be realized.

Transamerica Funds

Six of the Subaccounts of Keynote listed below invests exclusively in the corresponding series of Transamerica Funds set forth below:

Keynote Subaccount	Series of Transamerica Funds
Keynote Balanced II Subaccount	Transamerica Balanced II Fund
Keynote Government Money Market Subaccount	Transamerica Government Money Market Fund
Keynote Inflation-Protected Securities Subaccount	Transamerica Inflation-Protected Securities Fund
Keynote Intermediate Bond Subaccount (formerly Keynote Core Bond Subaccount)	Transamerica Intermediate Bond Fund
Keynote Large Growth Subaccount	Transamerica Large Growth Fund
Keynote Large Value Opportunities Subaccount	Transamerica Large Value Opportunities Fund

Transamerica Funds is registered with the SEC under the 1940 Act as an open-end diversified management investment company.

TAM acts as investment adviser to each series of Transamerica Funds. With respect to each series of Transamerica Funds, TAM has contracted for certain investment advisory services with one or more subadvisers. TAM and the subadviser or subadvisers for a particular series of Transamerica Funds are referred to herein collectively as the “Advisers”. The investment objectives of the series of Transamerica Funds currently available under the Contracts through Subaccounts are described briefly below. There can be no assurance that the investment objectives of any of the series will be met. An investor’s interest in a Keynote Subaccount is neither insured nor guaranteed by the U.S. Government.

Balanced II Fund: Seeks to provide a high investment return.

Government Money Market Fund: Seeks as high a level of current income as is consistent with preservation of capital and liquidity.

Inflation-Protected Securities Fund: Seeks maximum real return consistent with the preservation of capital.

Intermediate Bond Fund: Seeks to achieve maximum total return.

Large Growth Fund: Seeks to provide a high level of capital appreciation; Current income is a secondary goal.

Large Value Opportunities Fund: Seeks to provide long-term capital appreciation. Current income is a secondary goal.

See the Summary Prospectus for each of the Funds which appears at the end of this Prospectus for more information on each Fund.

Charges

Charges for Mortality and Expense Risks

The maximum daily charges against Keynote for mortality and expense risks assumed by MONY are computed and deducted from the value of the net assets of Keynote. This maximum daily charge will be at the rate of 0.003425% (equivalent to an annual rate of 1.25%) of the average daily net assets of Keynote. The daily charge will be deducted from the net asset value of Keynote, and therefore the Subaccounts, on each Valuation Date. Where the previous day (or days) was not a Valuation Date, the deduction on the Valuation Date will be 0.003425% multiplied by the number of days since the last Valuation Date. The sum of these charges on an annual basis will not exceed 1.25% of the average net assets invested in Keynote. Of this charge, MONY estimates that 0.80% is for mortality risk and 0.45% is for expense risk.

The mortality risk is that individuals may live for a longer period of time than projected and therefore a greater amount of annuity benefits than projected will be payable. The expense risk is that expenses incurred in issuing and administering the Contract will exceed the administrative expense charge provided in the Contract. MONY believes that this level of charge is within the range of industry practice for comparable group variable annuity contracts.

Sales distribution expenses and any other expenses in excess of the described charges will be paid from MONY’s general account and not directly from Keynote or from the mortality and expense risk charges. However, asset charges for MONY’s assumption of mortality and expense risks might be a source of contribution to the surplus in MONY’s general account.

Annual Contract Charge

MONY reserves the right to deduct an annual contract charge from a Participant’s Accumulation Account to reimburse MONY for administrative expenses relating to the maintenance of the Contracts. MONY has no present intention to impose such a charge; however, MONY may, in the future, impose such a charge in accordance with the provisions of the Contracts. Any such annual charge will not exceed $50. MONY also reserves the right, if such a charge is imposed, to waive, on a temporary or permanent basis, all or part of such charge for certain classes of Contracts or for certain new classes of Contracts which may be sold in the future.

Investment Management Fee

Because Keynote purchases interests in certain series of Transamerica Funds and the Calvert Series, the net assets of Keynote will reflect the investment management fee and other expenses incurred by those series of Transamerica Funds and the Calvert Series.

TAM serves as the investment adviser to each series of Transamerica Funds. For information with respect to the arrangements under which TAM provides such advisory services, including charges and arrangements with subadvisers, reference is made to the information set forth in the accompanying Summary Prospectus for each of the Funds.

Calvert Research and Management. (“CRM”) (1825 Connecticut Avenue NW, Suite 400, Washington, DC 20009) is the investment adviser to the Calvert Series and provides day-to-day investment management services to the Calvert Series. It has been managing mutual funds since 1976. As of March 31, 2018, CRM was the investment adviser for 38 mutual fund portfolios and had approximately $14.01 billion in assets under management.

CRM uses a team approach to its management of the Calvert Series Information about the Calvert Series’ portfolio management team, as well as the investment management fees charged by CRM is contained in the accompanying Summary Prospectus of the Calvert Series.

CVS has obtained an exemptive order from the Securities and Exchange Commission to permit the Calvert Series, pursuant to approval by the Board of Directors, to enter into and materially amend contracts with the Calvert Series’ subadvisers without shareholder approval.

Premium Tax

Under the laws of certain jurisdictions, premium taxes are payable upon the purchase of a Fixed Annuity under the Contract. Any charges for applicable premium taxes will generally be deducted when the Accumulation Account under a Contract is applied to purchase an annuity. Under present laws, the range of premium taxes is from 0% to 3.5%. The laws of the various jurisdictions relating to annuity taxes and the interpretations of such laws are subject to changes which may affect the deductions, if any, under the Contracts for such taxes.

Summary of the Contracts

We no longer offer these Contracts. We may continue to accept Purchase Payments under existing Contracts although we are not obligated to do so. This prospectus is used with current Contract owners only. You should note that your Contract features and charges, and your investment options, may vary depending on your state and/or the date on which you purchased your Contract. For more information about the particular features, charges and options applicable to you, please contact your financial professional and/or refer to your Contract. Please note that a business day does not include a day on which we are not open due to emergency conditions determined by the Securities and Exchange Commission. We may also close early due to such emergency conditions. If we receive a payment, request, election, notice, transfer or any other transaction request from you on a day that is not a business day or after the close of a business day then, in each case, we are deemed to have received that item on the next business day.

Ownership

The employer or association purchasing a Contract is the owner of the Contract for the benefit of the Participants. The Contract will cover all eligible Participants under a Plan. Each Participant will receive a certificate at the time his/her first annuity payment becomes payable, or earlier, if required by applicable law. The certificate summarizes the Participant’s benefits under the Contract.

Purchase Payments

With respect to the Section 401(a) Contract, the employer and/or employee will make contributions pursuant to the underlying retirement Plan. The Section 401(k) and NQDC Contracts will accept employer and/or employee contributions pursuant to the terms and conditions of the underlying Plan. As to the Section 403(b) Contract, the employer will make Purchase Payments in accordance with a salary reduction agreement or an agreement to forego a salary increase, except with respect to employer-sponsored Section 403(b) Plans under which the employer will make contributions pursuant to the underlying retirement Plan. In the case of the Section 408 IRA Contract, the employer or association as agent for the Participant will make Purchase Payments on behalf of and as determined by each participating employee or association member in a payroll deduction arrangement pursuant to a salary reduction agreement. An Accumulation Account will be established for each Participant which will record the number of Units held in each Subaccount. Purchase Payments may be allocated among any of the Subaccounts.

All Purchase Payments in Keynote credited to an Accumulation Account are vested and nonforfeitable. However, Purchase Payments made by employers, including all such payments made under a Section 401(a) Contract, which are not the result of a reduction in salary or a give up in salary agreement, under an employer-sponsored Plan may be forfeitable but are generally subject to the vesting requirements, where applicable, of the Employee Retirement Income Security Act of 1974, as amended. In general, all Purchase Payments made to the NQDC and Section 457 Contracts may be forfeitable even though partially or fully vested.

Employer Sponsored Plan Requirements

Since the Contracts are intended to implement the Plans of state educational organizations, organizations that qualify for tax-exempt status under Code Section 501(c)(3), IRA Contractholders and, in the case of Section 401(a) and/or Section 401(k) and NQDC Contracts, for taxable subsidiaries of such organizations and stand- alone taxable organizations and since such Plans may be sponsored by employers or associations who may have their own desires regarding certain Plan details and the manner in which the Plan is to be administered, there will be some variations in details in the Contract and Plan to reflect such desires. Reference to the provisions of the Plan in which the individual is a Participant must be made in all cases for additional information. The sponsoring employer is responsible for the terms of the applicable plan under which the Contract is purchased and held, including any changes required to contributions to the Contract and transactions with the Contract required by changes in law governing the applicable plan.

Rights of the Participant Under the Contract

There are no required Purchase Payments to be made under the Contract. Except for the 15 days prior to a Participant’s Annuity Purchase Date (See “Annuity Purchase Date”) during which no Purchase Payments will be accepted by MONY, an employer may make Purchase Payments during a Participant’s Accumulation Period in the amount authorized by the Participant. The Contract permits the Participant to elect his/her Annuity Purchase Date, to allocate Purchase Payments, to redeem all or a portion of the Units in his/her Accumulation Account, to designate beneficiaries, and to elect Fixed Annuity options, except that employer-sponsored Plans may affect these rights.

During a Participant’s Accumulation Period, one’s rights and those of the Contractholder or IRA Contractholder shall be as set forth in the Contract and Plan. On and after the Annuity Purchase Date, or on the Participant’s death, if earlier, all rights, as specified in the Contract and Plan, shall belong to the Participant or beneficiary as the case may be.

Rights Upon Suspension of Contract or Termination of Plan

403(b) Contract

In the event that the making or receipt of all Purchase Payments under certain 403(b) Contracts is discontinued or a Contractholder discontinues Purchase Payments for a Participant, MONY shall give written notice thereof to the appropriate Participant(s) together with notice of the right of the Participant to elect to have the value of his/ her Accumulation Account applied under one of the following options: (1) to be held and distributed by MONY in accordance with the terms of the Contract, (2) to be paid to him/her in cash, or (3) in the event of suspension of the Contract or termination of the Plan, to be transferred to an alternate funding agency (e.g., another insurance company). Certain other 403(b) Contracts require the Contractholder, not MONY, to give written notice thereof to Participants.

401(a) Contract/401(k) Contract and NQDC Contracts

If the Contractholder terminates its Plan or discontinues Purchase Payments, it is the Contractholder’s responsibility, and not MONY’s, to give written notice thereof to the affected Participants. In such cases, the Contractholder shall elect to have the entire balance held under the Contract applied under one of the following options: (1) to be held and distributed by MONY in accordance with the terms of the Contract; (2) to be transferred to an alternate funding agency (e.g., another insurance company); or (3) to purchase deferred, paid-up life annuity benefits for Participants.

457 and 408(IRA) Contracts

If the Contractholder terminates its Plan or the Contractholder or IRA Contractholder discontinues purchase payments for a Participant or itself, MONY shall give written notice thereof to the appropriate Participant(s) together with notice of the right of the Participant to elect to have the value of his/her Accumulation Account applied under either of the following options: (1) to be held and distributed by MONY in accordance with the terms of the Contract or (2) to be paid to him/her in cash, except that, under the terms of certain 457 Contracts, the Contractholder, not MONY, shall give notice to affected Participants.

Failure of Qualification

In the event that a Plan, Contractholder or IRA Contractholder or a Participant thereunder becomes ineligible for any previously applicable tax benefits under the Code, MONY upon notice thereof may refuse during the period of such ineligibility to accept Purchase Payments with respect to that Plan or Participant. A failure of qualification under a particular Contract shall have no effect on other issued and outstanding Contracts.

Transfers

No transfers may be made between any of the Contracts; however, the following transfers are permissible with respect to each Contract.

401(a), 401(k), 403(b), 457, 408(IRA) and NQDC Contracts

A Participant may transfer all or a portion of his/her Accumulation Account in Keynote among the various Subaccounts. No transfer charges are imposed, and there is no limit to the number of transfers permitted, subject to applicable restrictions designed to prevent market timing activity. While MONY has no present intention to do so, MONY reserves the right to impose transfer charges at a later date.

Transfers from the MONY Section 403(b), Section 401(a), Section 401(k) and NQDC Group Fixed Annuity and 408(IRA) Contracts to a Participant’s Accumulation Account under the Keynote Contracts are permitted only to the Subaccounts which invest in the Balanced II Fund, Large Value Opportunities Fund, Large Growth Fund or Calvert Series. Transfers from a Participant’s Accumulation Account under the Keynote Contracts to the MONY Section 403(b), Section 401(a), Section 401(k) and NQDC Group Fixed Annuity Contracts are permitted, subject to certain restrictions in both Contracts. Certain other restrictions which apply to transfers from the MONY Section 403(b), Section 401(a), Section 401(k) and NQDC Group Fixed Annuity and 408(IRA) Contracts to the Keynote Contracts are contained in the MONY Section 403(b), Section 401(a), Section 401(k) and NQDC Group Fixed Annuity and Section 408(IRA) Contracts.

Transfers may be made in writing or by telephoning (914) 627-3000. Transfers are effective within 48 hours of receipt of instructions. All Participants should be aware that a transfer authorized by telephone and reasonably believed to be genuine by MONY may subject the Participant to risk of loss if such instruction is subsequently found not to be genuine. MONY will employ reasonable procedures, including requiring Participants to give certain identification information and tape recording of telephone instructions, to confirm that instructions communicated by telephone are genuine. To the extent that MONY fails to use reasonable procedures to verify the genuineness of telephone instructions, MONY may be liable for any losses due to telephone instructions that prove to be fraudulent or unauthorized.

Rights Reserved by MONY

Subject to compliance with applicable laws and, when required by law, approval of the Contractholders and/or Participants and any appropriate regulatory authority, MONY reserves the right to make the following changes:

(1)	To operate Keynote in any form permitted under the 1940 Act or in any other form permitted by law;

(2)	To take any action necessary to comply with or obtain and continue any exemptions from the 1940 Act;

(3)	To transfer any assets in a Subaccount of Keynote to another Subaccount of Keynote, or to one or more separate accounts, or to MONY’s general account to the extent permitted by law or to add, combine or remove Subaccounts in a separate account;

(4)	To substitute, for the interests in an Underlying Investment held in any Subaccount, interests in another Underlying Investment or interests in another investment company or any other investment permitted by law; and

(5)	To make any necessary technical changes in the Contracts in order to conform with any of the above-described actions or as may be required or permitted by applicable laws affecting Keynote or the Contracts.

Credit of Purchase Payments

A Participant’s initial Purchase Payment will be credited to the Participant’s Accumulation Account to provide Units as of a Valuation Date for the Valuation Period, not later than (2) two business days after receipt of the Purchase Payment by MONY at 440 Mamaroneck Avenue, Harrison, New York 10528, if the contract application and/or Participant’s enrollment form is complete upon receipt, or (2) two business days after an application and/or enrollment form which is incomplete upon receipt by MONY is made complete, provided that if such information is not made complete within five business days after receipt, (i) the prospective Participant will be informed of the reasons for the delay, and (ii) the initial Purchase Payment will be returned immediately and in full, unless the prospective Participant specifically consents to MONY retaining the Purchase Payment until such information is made complete.

Subsequent Purchase Payments will be credited to the Participant’s Accumulation Account to provide Units as of the Valuation Date for the Valuation Period in which the Purchase Payment is received in good order by MONY.

Allocation of Purchase Payments

Upon receipt of a Purchase Payment, it will be credited to the Subaccount designated by the Participant in the form of Units. The number of Units to be credited is determined by dividing the dollar amount allocated to the particular Subaccount(s) by the Unit value of that Subaccount for the Valuation Date for the Valuation Period on which the Purchase Payment is received. The number of Units shall not be changed by any subsequent change in the value of a Unit, but the dollar allocation value of a Unit will vary in amount depending upon the investment experience of the applicable Subaccount.

Allocation instructions may be changed at any time by sending to MONY a correctly completed allocation form. Any change in allocations will be effective within 10 business days following receipt of the allocation form by MONY. If an allocation form is incorrectly completed, Purchase Payments will be credited in accordance with the most recent allocation form on record. MONY reserves the right to limit a Participant’s right to change allocation instructions to four times a calendar year.

Determination of Unit Value

The Unit value for a Subaccount for any Valuation Date is determined by subtracting (b) from (a) and dividing the result by (c), where

(a)	is the aggregate net asset value on the Valuation Date of all investments by the Subaccount in the Underlying Investment in which the Subaccount invests; and

(b)	is the mortality and expense risk charge accrued as of that Valuation Date; and

(c)	is the total number of Units held in the Subaccount on the Valuation Date before the purchase or redemption of any Units on that Date.

Death Benefit

Under Section 403(b), Section 457, and 408(IRA) Contracts, if a Participant dies before the Annuity Purchase Date, the value of his/her Accumulation Account will be paid to the beneficiary in a lump sum or, if the beneficiary is under the age of 75 at the time of the Participant’s death, the beneficiary may elect to have this lump sum applied to provide a Fixed Annuity. A lump sum payment to some extent may be taxed as ordinary income to the beneficiary in the year received. A beneficiary should consider the possible tax advantages to electing an annuity. Under Section 401(a) and/or Section 401(k) Contracts, however, the underlying tax-qualified Plan is generally required to provide that in the case of a married Participant, a survivorship annuity death benefit will be paid to the surviving spouse if the Participant dies prior to retirement. In each case involving Section 401(a) and/or Section 401(k) Contracts, reference must be made to the underlying Plan for additional information.

If the Participant dies before the Annuity Purchase Date, his/her entire interest must generally be distributed within five years after the date of death, or if payable to a designated beneficiary must be annuitized over the life of that designated beneficiary or over a period not extending beyond the life expectancy of that beneficiary, within one year after the date of death. If the beneficiary is the Participant’s spouse, distributions are not required to be made until the April 1st after the end of the calendar year in which the Participant would have attained age 70 1⁄2; if the spouse dies before distributions begin, the rules discussed above will apply as if the spouse were the Participant (owner).

If a lump sum payment is elected, the Accumulation Account value will be determined on the Valuation Date for the Valuation Period in which a certified copy of the death certificate evidencing the Participant’s death is received by MONY. If a Fixed Annuity is elected, the Accumulation Account value will be determined on the Valuation Date for the Valuation Period of the beneficiary’s Annuity Purchase Date. For Section 401(a) and/or Section 401(k) and NQDC Contracts, the underlying Plan should be consulted to determine the options available.

For NQDC Contracts, the remaining value will be paid to a designated beneficiary. If no such beneficiary is so designated or in existence, the remaining value will be paid in the following order: Participant’s (1) spouse, (2) children, (3) parents, (4) siblings and (5) estate.

For all Contracts except NQDC Contracts, the death benefit is guaranteed to be not less than the total amount of all contributions, less any withdrawals, made by the Participant.

Redemption During the Accumulation Period

For Section 403(b), Section 457 and Section 408(IRA) Contracts and subject to applicable federal tax law restrictions, a Participant at any time during his/her Accumulation Period and prior to his/her death may redeem all or a portion of the Units credited to the Accumulation Account. There is no redemption charge.

The Accumulation Account value redeemed or the Units remaining after a partial redemption will be determined on the Valuation Date for the Valuation Period in which a written request for a redemption on a form approved by MONY is received by MONY. The Accumulation Account will be reduced by the lesser of the number of Units obtained by dividing the amount of the redemption request by the Unit value for that day or the number of Units remaining in the Accumulation Account.

A full or partial redemption payment will be made within seven days after receipt of the written request. A request for a partial redemption must specify the Subaccount(s) from which the partial withdrawal is to be made. Payment may be postponed as permitted by the 1940 Act. Currently, deferment is permissible only when the New York Stock Exchange is closed or trading is restricted, when an emergency exists as a result of which disposal of the interests in an Underlying Investment held by Keynote is not reasonably practicable or it is not reasonably practicable to determine fairly the value of these assets, or when the SEC has provided for such deferment for the protection of Participants.

A withdrawal will generally have federal income tax consequences which may include penalties. (See “Federal Income Tax Status”.)

With respect to Section 401(a) and Section 401(k) or NQDC Contracts, the ability to withdraw funds during the Accumulation Period is generally more limited; however, in each instance the underlying Plan document should be consulted to determine what options, if any, are available.

Payment Options

With respect to Section 403(b), Section 457 and Section 408(IRA) Contracts, unless a Fixed Annuity as described below is elected, payment to the Participant shall be made at the end of his/her Accumulation Period in a lump sum calculated in the same manner as if a total withdrawal request of one’s Accumulation Account had been received by MONY on his/her Annuity Purchase Date. See above for “Redemption During the Accumulation Period”. However, Section 401(a), Section 401(k) and NQDC Contracts provide the funding for the Plans and reference to the particular Plan must be made in each case for details. For example, tax-qualified Plans must generally provide by law that in the case of a married Participant who does not properly elect otherwise, retirement annuity benefits will be paid in the form of a contingent annuity with a survivorship annuity benefit for the surviving spouse at least equal to 50% of the amount which would have been payable if the Participant were living. For NQDC Contracts, the employer may also provide for installment payments without the purchase of an annuity.

Annuity Purchase Date

The Annuity Purchase Date is the first day of the month coincident with or following the receipt by MONY of written notice, submitted through the Participant’s employer, of the Participant’s retirement (i.e., the termination of employment with his/her employer). Subject to the terms of the Plan, a Participant may elect to retire at any time and receive annuity benefits. As a general rule, benefits must begin no later than April 1 of the calendar year following the year in which the Participant attains age 70 1⁄2 at which time an election to receive an annuity or lump sum benefit must be made.

In the case of a beneficiary who elects a Fixed Annuity, the Annuity Purchase Date will be the first day of the month following receipt by MONY of the election of a Fixed Annuity; however, if any election is received during the last 15 days of a month, the Annuity Purchase Date will be the first day of the second month after receipt of the election.

For Section 408(IRA) Contracts, the Annuity Purchase Date is the date the annuity first begins under the terms of the IRA Contract.

Fixed Annuity

Fixed Annuity payments are not made from Keynote but are made from the general account of MONY which supports insurance and annuity obligations. Because of exemptive and exclusionary provisions, Fixed Annuity payments and interests in the general account have not been registered under the Securities Act of 1933, nor is the general account registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein are generally subject to the provisions of the 1933 or 1940 Acts. The SEC staff has not reviewed the disclosures in this Prospectus that relate to the Fixed Annuity payments and interests in the general account. Disclosures regarding Fixed Annuity payments and the general account in this Prospectus, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

A Fixed Annuity may not be elected if the initial monthly payment under the form elected would be less than $20. Fixed Annuity payments will be made monthly unless the annuitant elects to receive payments annually, semi-annually or quarterly. Any such election must be made at the same time that the annuitant elects to receive a Fixed Annuity and cannot be changed during the annuity period. Once a Fixed Annuity takes effect, it may not be redeemed, surrendered or changed to any other form of annuity.

Fixed Annuity Options

The following Fixed Annuity options may be available:

(i)	Life Annuity — Annuity payments will be made during the lifetime of the annuitant. It would be possible for the annuitant to receive no annuity payment if the annuitant died prior to the date of the first annuity payment.

(ii)	Life Annuity With Period Certain — Annuity payments will be made during the lifetime of the annuitant with the guarantee that if the annuitant dies before a period certain elected, the beneficiary will receive payments for the duration of the period. The period certain may be 5, 10, 15 or 20 years.

(iii)	Specified Fixed Period Annuity — Annuity payments will be made for a specified fixed period elected by the annuitant. If the annuitant dies during the specified fixed period, the annuity payments for the remainder of the period will be paid to the beneficiary. No annuity payments are made after the expiration of the specified fixed period even if the annuitant survives. The specified fixed period may be for 10, 15, 20, 25 or 30 years.

(iv)	Contingent Annuity — Annuity payments will be made during the joint lifetimes of the annuitant and a designated second person (“contingent annuitant”) with payments continued during the remaining lifetime of the contingent annuitant. At the time of electing a contingent annuity, the participant may elect that the annuity payments to the contingent annuitant be made in the same amount paid while both annuitants lived or a lesser percentage (such as 50%) of this amount. For Section 401(a) and/or Section 401(k) Contracts, in the absence of a proper election by the Participant, a contingent annuity with a survivorship annuity benefit for the surviving spouse at least equal to 50% of the amount which would have been payable if the Participant were living will be the normal form of benefit.

If the contingent annuitant dies before the first annuity payment to the annuitant, the contingent annuity election will be void and the annuitant will receive a Life Annuity. If the contingent annuitant dies after the first annuity payment to the annuitant, but before the death of the annuitant, annuity payments under the Contingent Annuity election will be made to the annuitant during his/her lifetime. If the annuitant and the contingent annuitant die before the date of the first annuity payment, no annuity payments will be made.

(v)	Contingent Annuity With Period Certain — Annuity payments will be made during the joint lifetimes of the annuitant and a designated second person (“contingent annuitant”). At the time of electing a Contingent Annuity, the participant may elect that the annuity payments to the contingent annuitant be in the same amount paid while both annuitants lived or a lesser percentage (such as 50%) of this amount. Annuity payments will be made for a period certain of 5, 10, 15 or 20 years. In the event both annuitants die before the end of the period certain, payments will be made to the designated beneficiary for the remainder of the period.

The Life Annuity With Period Certain, the Specified Fixed Period Annuity, and the Contingent Annuity with Period Certain, may only be elected for a number of years that will not exceed an annuitant’s life expectancy. The annuity benefit option elected by the Participant will affect the level of annuity payments the Participant will receive. The longer annuity payments are projected to continue based upon actuarial possibilities, the lower annuity payments will be. All annuity options must comply with the “required minimum distribution” rules, discussed later in Federal Income Tax Status.

The annuity purchase rates for these Fixed Annuity benefits shall not exceed, during the initial period set forth in the Contracts, the maximum rates set forth in the Contracts. Thereafter, the annuity purchase rate will be the rate declared by MONY for all Fixed Annuity benefits purchased under the applicable Contract in the same Contract Year in which the Annuity Purchase Date occurs. The guaranteed level of Fixed Annuity payments will be determined based upon (i) a Participant’s Accumulation Account value on the Annuity Purchase Date, (ii) the applicable annuity purchase rate on the Annuity Purchase Date which will reflect the age of the Participant and (iii) the type of Fixed Annuity option elected.

If there has been a misstatement of the age and/or sex of a Participant, the Participant’s spouse, or another beneficiary, or a misstatement of any other fact relating to the calculation of Fixed Annuity options, then, to the extent permitted by applicable law, the Company reserves the right to make adjustments to any charges, guarantees, or other values under the Contract to reasonably conform to the correct facts.

Payments to a Beneficiary Following the Annuitant’s Death

If any annuity payment is payable to the beneficiary after the death of an annuitant on or after his/her Annuity Purchase Date but during a period certain, it shall be payable as each payment becomes due to the beneficiary. If the benefit is payable to more than one beneficiary, it shall be paid in equal shares to such beneficiaries, the survivors or survivor, unless the annuitant has elected otherwise. Upon the death of the last surviving beneficiary, MONY shall pay the commuted value of any remaining payments in a lump sum cash payment to the estate of such last surviving beneficiary in lieu of any further income payments.

The annuitant’s beneficiary may direct in writing to MONY that any income payable after the death of the annuitant or contingent annuitant be terminated and a single commuted value be paid to the beneficiary. The commuted values referred to above shall be based upon the value of the payments for the balance of the period certain determined as of the date MONY receives written notice of the beneficiary’s election to receive the commuted value on the basis of the interest rate (compounded annually) inherent in the annuity purchase rate applied to provide the annuitant’s Fixed Annuity.

Unclaimed or Abandoned Property. Every state has unclaimed property laws that generally provide for escheatment to the state of unclaimed property (including proceeds of annuity, life and other insurance contracts) under various circumstances. In addition to the state unclaimed property laws, we may be required to escheat property pursuant to regulatory demand, finding, agreement or settlement. To help prevent such escheatment, it is important that you keep your contact and other information on file with us up to date, including the names, contact information and identifying information for owners, insureds, annuitants, beneficiaries and other payees. Such updates should be communicated in a form and manner satisfactory to us.

Voting Rights

The assets held in the Subaccounts of Keynote will be invested in the corresponding series of Transamerica Funds or the Calvert Series. MONY is the legal holder of these interests and shares held in a Subaccount and as such has the right to vote to elect the governing Boards of Transamerica Funds, and the Calvert Series, to vote upon certain matters that are required by the 1940 Act to be approved or ratified by the shareholders of a mutual fund, and to vote upon any other matter that may be voted upon at a shareholders’ meeting. To the extent required by law, MONY will vote at regular and special shareholder meetings in accordance with the instructions received from Contractholders. MONY will furnish Contractholders with the proper forms to enable them to give these instructions. The record date for any such vote shall be selected by the governing Boards of Transamerica Funds, or the Calvert Series.

Each Contractholder will have the equivalent of one vote per $100 of the dollar value of the Accumulation Accounts in a Contract held in each Subaccount of Keynote, with fractional votes for amounts less than $100. These votes are converted into a proportionate number of votes in shares of the Transamerica Funds or the Calvert Series. Interests held in each Subaccount for which no timely instructions from Contractholders are received will be voted by MONY in the same proportion as those interests in that Subaccount for which instructions are received. Should applicable federal securities laws or regulations permit, MONY may elect to vote in its own right.

A Participant will have the right to instruct the Contractholder with respect to interests in the Underlying Investments attributable to his/her portion of the Accumulation Account held in each Subaccount of Keynote. Each Participant under the Contract shall receive a statement of the amount attributable to his/her participation in each Subaccount of Keynote and stating his/her right to instruct the Contractholder as to how to vote such interest. MONY will provide voting instruction materials to the Contractholder and to the Participants.

The Contractholder shall provide voting instructions to MONY with respect to interests attributable to the Accumulation Account values held in a Subaccount in accordance with instructions received by Participants. For interests for which no timely instructions from Participants are received, the Contractholder will instruct MONY to vote these interests in the same proportion as those shares for which instructions from Participants are received.

Matters on which the Contractholder may give voting instructions include the following: (1) election of the governing Boards of Transamerica Funds, or the Calvert Series; (2) ratification of the independent accountant of Transamerica Funds, or the Calvert Series;

(3) approval of any change in the Investment Advisory Agreement or any Subadvisory Agreement for a series of Transamerica Funds or the Calvert Series corresponding to the Contractholder’s selected Subaccount(s); (4) any change in the fundamental investment policies of a series of Transamerica Funds or the Calvert Series corresponding to the Contractholder’s selected Subaccount(s); and (5) any other matter requiring a vote of the shareholders of Transamerica Funds, or the Calvert Series. With respect to approval of the Investment Advisory Agreements or Subadvisory Agreements or any change in a fundamental investment policy, Contractholders participating in that Subaccount will vote separately on the matter pursuant to the requirements of Rule 18f-2 under the 1940 Act.

MONY may, if required by state insurance officials, disregard voting instructions if those instructions would require voting to cause a change in the subclassification or investment objectives or policies of one or more of the Underlying Investments, or to approve or disapprove an investment adviser or principal underwriter for one or more Underlying Investments. In addition, MONY may disregard voting instructions that would require changes in the investment objectives or policies of any Underlying Investment or in an investment adviser or principal underwriter for an Underlying Investment, if MONY reasonably disapproves those changes in accordance with applicable federal regulations. If MONY disregards voting instructions, it will advise Contractholders and Participants of that action and its reasons for the action in the next semiannual report to Contractholders and Participants.

Distribution of the Contracts

Until October 31, 2013, AXA Advisors, LLC (“AXA Advisors”) served as the distributor and principal underwriter of the Contracts. Since November 1, 2013, Investment Distributors, Inc. (“IDI”) has served, and continues to serve, as the distributor and principal underwriter of the Contracts. IDI and MONY are under the common control of Protective Life Corporation (“PLC”). IDI is registered with the SEC as a broker-dealer and is a member of the Financial Industry Regulatory Authority (“FINRA”). Its principal business address is 2801 Highway 280 South, Birmingham, Alabama 35223. IDI also acts as distributor and principal underwriter for other MONY variable life and annuity products issued by MONY and by other insurance company subsidiaries of PLC.

The Contracts are no longer sold, but Purchase Payments may be made under the existing Contracts. The maximum commission currently paid is 1% of additional Purchase Payments. IDI does not retain any commission payment or other amounts as principal underwriter for the Contracts. However, MONY’s immediate parent, Protective Life Insurance Company pays some or all of IDI’s operating and other expenses.

Federal Income Tax Status

The Contracts were originally designed for use to fund retirement plans which may or may not be qualified under specified provisions of the Internal Revenue Code (the “Code”). The ultimate effect of federal income taxes on the Contract value, on annuity payments, and on the economic benefit to the Contractholder, Participant or beneficiary depends on the type of retirement plan for which the Contract is purchased and upon the tax and employment status of the individual concerned. The sponsoring employer is responsible for the terms of the applicable plan under which the Contract is purchased and held. The discussion contained herein is general in nature and is not intended as tax advice. Each person concerned should consult a competent tax adviser. No attempt is made to consider any applicable state or other tax laws. Moreover, the discussion herein is based upon MONY’s understanding of current federal income tax laws as they are currently interpreted. No representation is made regarding the likelihood of continuation of those current federal income tax laws or of the current interpretations by the Internal Revenue Service.

These federal income tax laws may change without notice. We cannot predict whether, when, or how these rules could change. Any change could affect contracts purchased before the change.

MONY does not make any guarantee regarding any tax status, federal, state, or local, of any Contract or any transaction involving the Contract.

Tax Treatment of MONY

MONY is taxed as a life insurance company under the Code. Investment income and gains from the assets of Keynote are reinvested and taken into account in determining the value of Keynote. Under existing federal income tax law, MONY is generally entitled to deductions for increases in reserves; those deductions offset any taxable income generated by the Keynote Series Account.

Taxation of Annuities in General

The Contracts were originally designed for use in connection with specified tax qualified plans and on a nonqualified basis. All or a portion of the contributions to such plans will be used to make Purchase Payments under the Contract. In general, contributions to specified tax qualified plans and income earned on contributions to all plans are tax-deferred until distributed to plan participants or their beneficiaries. Such tax deferral is not, however, available for non-qualified Contracts if the Contractholder is other than a natural person unless the contract is held as an agent for a natural person. Annuity payments made under a Contract are generally taxable to the Participant as ordinary income except to the extent of:

•	Participant after-tax contributions (in the case of certain qualified plans), or

•	Contractholder contributions (in the case of non-qualified contracts owned by individuals).

Contractholders, Participants and beneficiaries should seek advice from their own tax advisers about the tax consequences of distributions, withdrawals and payments under non-qualified contracts and under any tax qualified plan in connection with which the Contract is purchased. For qualified Contracts, among other things individuals should discuss with their tax advisors are the “required minimum distribution rules” which generally require distributions to be made after age 70 1⁄2 and after death, including requirements applicable to the calculation of such required distributions from annuity contracts funding tax qualified plans. Failure to comply with required minimum distribution rules will result in the imposition of an excise tax. This excise tax generally equals 50% of the amount by which a minimum required distribution exceeds the actual distribution from the Plan.

Federal tax law imposes requirements for determining the amount includable in gross income with respect to distributions not received as an annuity. Distributions include, but are not limited to, transfers, including gratuitous transfers, and pledges of the contract are treated the same as distributions. Distributions from all annuity contracts issued during any calendar year by the same company (or an affiliate) to a Contractholder (other than those issued to qualified retirement plans) in the same year will be treated as distributed from one annuity contract. The IRS is given power to prescribe additional rules to prevent avoidance of this rule through serial purchases of Contracts or otherwise. None of these rules affects tax qualified plans.

Surrenders, Death Benefits, Assignments and Gifts

A Contractholder who fully surrenders a Contract is taxed on the portion of the payment that exceeds the cost basis in the Contract. For non-qualified Contracts, the cost basis is generally the amount of the Purchase Payments made for the Contract, and the taxable portion of the surrender payment is taxed as ordinary income. For qualified Contracts used to fund tax qualified plans, the cost basis is generally zero, except to the extent of after-tax contributions, and the taxable portion of the surrender payment is generally taxed as ordinary income. A beneficiary entitled to receive a lump sum death benefit upon the death of the Participant is taxed on the portion of the amount that exceeds the Owner’s cost basis in the Contract. If the beneficiary elects to receive annuity payments within 60 days of the Participant’s death, different tax rules apply. (See “Annuity payments” below.)

Partial redemptions or withdrawals received under non-qualified Contracts prior to annuitization are first included in gross income to the extent Fund Value exceeds Purchase Payments, less prior nontaxable distributions, and the balance is treated as a nontaxable return of principal to the Contractholder. For partial redemptions received under Contracts used to fund a tax qualified plan, payments are generally prorated between taxable income and non-taxable return of investment.

Because of the cost basis of qualified Contracts generally being zero, partial surrender amounts will generally be fully taxed as ordinary income.

Certain retirement plans may be subject to rules under Sections 401(a)(11) and 417 of the Code that provide rights to a spouse or former spouse of a participant. In such a case, the participant may need the consent of the spouse or former spouse to change annuity options or to make a partial redemption or surrender the Contract.

A Contractholder who assigns or pledges a non-qualified contract is treated as if he or she had received the amount assigned or pledged and thus is subject to taxation under the rules applicable to surrenders. A Contractholder who gives away the Contract (i.e., transfers it without full and adequate consideration) to anyone other than his or her spouse (or ex-spouse pursuant to divorce settlement) is treated for income tax purposes as if he or she had fully surrendered the Contract.

Annuity Payments

The non-taxable portion of each annuity payment is determined by an “exclusion ratio” formula which establishes the ratio that the cost basis of the Contract bears to the total expected value of annuity payments for the term of the annuity. The remaining portion of each payment is taxable. Such taxable portion is taxed at ordinary income rates. For Contracts funding certain tax qualified plans the cost basis is generally zero. With annuity payments based on life contingencies, the payments will become fully taxable once the Participant lives longer than the life expectancy used to calculate the non-taxable portion of the prior payments. Conversely, a tax deduction in the taxable year, equal to the unrecovered cost basis, is available if the Participant does not live to life expectancy.

Penalty Tax

Payments received by Contractholders, Participants, and beneficiaries may be subject to both ordinary income taxes and a penalty tax equal to 10 percent of the amount received that is includable in income. The penalty is imposed on amounts received before the taxpayer attains age 59 1⁄2. Exceptions may apply for distributions on account of death, disability, among others.

Income Tax Withholding

MONY will withhold and remit to the United States government and, where applicable, to state and local governments, part of the taxable portion of each distribution made under a Contract unless the Contractholder, Participant or beneficiary:

(1)	provides his or her taxpayer identification number to MONY, and

(2)	notifies MONY that he or she chooses not to have amounts withheld.

Distributions of plan benefits from qualified retirement plans, other than traditional individual retirement arrangements (“traditional IRAs”), generally will be subject to mandatory federal income tax withholding unless they either are:

(1)	Part of a series of substantially equal periodic payments (at least annually) for

(a)	the participant’s life or life expectancy,

(b)	the joint lives or life expectancies of the participant and his/her beneficiary,

(c)	or a period certain of not less than 10 years;

(2)	Required minimum distributions; or

(3)	Qualifying hardship distributions.

The withholding can be avoided if the participant’s interest is directly rolled over by the old plan to another eligible retirement plan, including an IRA. A direct rollover transfer to the new plan can be made only in accordance with the terms of the old plan.

Legal Proceedings

MONY and its affiliates are parties to various legal proceedings. In our view, none of these proceedings would be considered material with respect to a Contract owner’s interest in the Keynote Series Account, nor would any of these proceedings be likely to have a material adverse effect upon the Keynote Series Account, our abilities to meet our obligations under the Contracts, or the distribution of the Contracts.

Financial Statements

The financial statements for MONY, included in the Statement of Additional Information, should be distinguished from the financial statements of Keynote, included in the Statement of Additional Information, and should be considered only as bearing on the ability of MONY to meet its obligations under the Contracts. The financial statements of MONY should not be considered as bearing on the investment performance of the assets held in Keynote.

Additional Information

This Prospectus does not contain all the information set forth in the registration statement, certain portions of which have been omitted (including financial statements relating to MONY) pursuant to the rules and regulations of the SEC. The omitted information may be obtained from the SEC’s principal office in Washington, DC, upon payment of the fees prescribed by the Commission.

For further information with respect to MONY, the Contracts offered by this Prospectus and Transamerica Partners Portfolios, including the Statement of Additional Information (which includes financial statements relating to MONY), contact MONY at its address or phone number set forth on the cover of this Prospectus for requesting such statement.

For further information with respect to the Funds, Transamerica Funds or Transamerica Asset Management, Inc., including the Funds’ Statement of Additional Information, contact Transamerica Asset Management, Inc. at 1801 California Avenue, Denver, Colorado 80202, or call 1-888-233-4339.

For further information with respect to the Calvert Series, Calvert Variable Series, Inc. or Calvert Research and Management, including a Statement of Additional Information, contact Calvert, Inc. at 1825 Connecticut Avenue NW, Suite 400, Washington, DC 20009, or call (301) 951-4820.

Request for Keynote Statement of Additional Information

Detach and return in an envelope addressed:

MONY Life Insurance Company

c/o Transamerica Retirement Solutions

440 Mamaroneck Ave

Harrison, NY 10528

Attn: Not-For-Profit Service

Please make sure that your name and the address to which you wish MONY to send the current Keynote Statement of Additional Information appears below:

Name

Address

Employer

Information about contracts can also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. You can get information on the operation of the Public Reference Room by calling the SEC at 1-202-942-8090. Reports and other information about the Portfolios are available in the EDGAR database on the Commission’s Internet site at: www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address:publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, Washington, DC 20549-0102.

Appendix A —Summary Prospectuses of the Transamerica Funds and the Calvert Series

A-1

STATEMENT OF ADDITIONAL INFORMATION

MAY 1, 2018

GROUP VARIABLE ANNUITY CONTRACTS

Issued By

KEYNOTE SERIES ACCOUNT

and

MONY LIFE INSURANCE COMPANY

5788 Widewaters Parkway, 2nd Floor Syracuse, NY 13214

THIS STATEMENT OF ADDITIONAL INFORMATION (“SAI”) IS NOT A PROSPECTUS, BUT IT RELATES TO, AND SHOULD BE READ IN CONJUNCTION WITH, THE PROSPECTUS DATED MAY 1, 2018 FOR THE GROUP VARIABLE ANNUITY CONTRACTS ISSUED BY THE MUTUAL LIFE INSURANCE COMPANY OF NEW YORK (“MONY”) WHICH INVEST IN THE KEYNOTE SERIES ACCOUNT (“KEYNOTE”). THE PROSPECTUS IS AVAILABLE, AT NO CHARGE, BY WRITING MONY C/O TRANSAMERICA, 440 MAMARONECK AVENUE, HARRISON, NEW YORK 10528 OR BY CALLING (914) 627-3000.

A SEPARATE SAI IS AVAILABLE WITHOUT CHARGE FOR CALVERT VARIABLE SERIES, INC. OF WHICH THE CALVERT VP SRI BALANCED PORTFOLIO IS A PART BY WRITING TO CALVERT VARIABLE SERIES, INC. AT 4550 MONTGOMERY AVENUE, SUITE 1000N, BETHESDA, MARYLAND 20814 OR BY TELEPHONING 1-800-368-2745.

A SEPARATE SAI IS AVAILABLE WITHOUT CHARGE FOR EACH SERIES OF TRANSAMERICA FUNDS AVAILABLE UNDER THE CONTRACTS BY WRITING TO TRANSAMERICA ASSET MANAGEMENT, INC. AT 1801 CALIFORNIA STREET, SUITE 5200, DENVER, CO 80202 OR BY CALLING 1-888-233-4339.

Sale of Contracts/Principal Underwriter

Until October 31, 2013, AXA Advisors, LLC (“AXA Advisors”) served as the distributor and principal underwriter of the Contracts. Since November 1, 2013, Investment Distributors, Inc. (“IDI”) has served, and continues to serve, as the distributor and principal underwriter of the Contracts. The Contracts are offered to the public on a continuous basis. MONY pays commissions to selling broker-dealers through IDI. IDI passes through commissions it receives to AXA Advisors, which in turn passes through such commissions to selling broker-dealers. Neither IDI nor AXA Advisors retains any portion of commissions it receives.

Performance Data

Money Market Subaccount

For the seven day period ended December 31, 2017, the yield for the Government Money Market Subaccount was 0.00% and the effective yield was 0.00%.

The yield is calculated by dividing the result of subtracting the value of one Unit at the end of the seven day period (“Seventh Day Value”) from the value of one Unit at the beginning of the seven day period (“First Day Value”) by the First Day Value (the resulting quotient being the “Base Period Return”) and multiplying the Base Period Return by 365 divided by 7 to obtain the annualized yield.

The effective yield is calculated by compounding the Base Period Return calculated in accordance with the preceding paragraph, adding 1 to Base Period Return, raising that sum to a power equal to 365 divided by 7 and subtracting 1 from the result.

As the Government Money Market Subaccount invests only in the Transamerica Government Money Market Fund (the “Money Market Portfolio”) of Transamerica Funds, the First Day Value reflects the net asset value of the interest in the Government Money Market Fund held in the Government Money Market Subaccount. The Seventh Day Value reflects increases or decreases in the net asset value of the interest in the Government Money Market Fund held in the Government Money Market Subaccount due to the declaration of dividends, net investment income and the daily charges and deductions from the Subaccount for mortality and expense risk. Net investment income reflects earnings on investments less expenses of the Government Money Market Fund including the investment management fee.

Average Annual Total Returns: The average annual total return for the Subaccounts is shown for the periods indicated in the table below.

Period
Subaccount Name(1)	For the Year Ended 12/31/17	For the 5 Years Ended 12/31/17	For the 10 Years Ended 12/31/17
Government Money Market(1)	0.00%	0.00%	0.13%
InflationProtected Securities(2)	1.36%	-1.45%	1.88%
Intermediate Bond(3)	3.09%	1.42%	3.37%
Balanced II(4)	12.91%	8.98%	5.76%
Large Value Opportunities(5)	14.19%	12.43%	4.47%
Large Growth(6)	31.15%	15.59%	7.61%
Calvert Series(7)	10.62%	7.50%	4.18%

(1)	Total returns calculated for any period for the Government Money Market Subaccount reflect the performance of the Transamerica Partners Government Money Market Portfolio prior to October 13, 2017 and the performance of the Transamerica Government Money Market Fund thereafter.
(2)	Total returns calculated for any period for the Inflation-Protected Subaccount reflect the performance of the Transamerica Partners Inflation-Protected Portfolio prior to April 21, 2017 and the performance of the Transamerica Inflation-Protected Fund thereafter.
(3)	Total returns calculated for any period for the Intermediate Bond Subaccount reflect the performance of the Transamerica Partners Core Bond Portfolio prior to March 24, 2017 and the performance of the Transamerica Intermediate Bond Fund thereafter.
(4)	Total returns calculated for any period for the Balanced II Subaccount reflect the performance of the Transamerica Partners Balanced Portfolio prior to September 15, 2017 and the performance of the Transamerica Balanced II Fund thereafter.
(5)	Total returns calculated for any period for the Large Value Opportunities Subaccount reflect the performance of the Transamerica Partners Large Value Portfolio prior to May 5, 2017 and the performance of the Transamerica Large Value Opportunities Fund thereafter.

1

(6)	Total returns calculated for any period for the Large Growth Subaccount reflect the performance of the Transamerica Partners Large Growth Portfolio prior to March 10, 2017 and the performance of the Transamerica Large Growth Fund thereafter.
(7)	The average annual total returns for the Calvert Series Subaccount reflect the average annual total returns of the Calvert Series. The commencement date of the Calvert Series is September 30, 1986.

The table above assumes that a $1,000 payment was made to each Subaccount at the beginning of the period shown, that no further payments were made, that any distribution from the corresponding series (or its predecessor investment vehicle) were reinvested, and that a Contractholder surrendered the Contract for cash, rather than electing commencement of annuity benefits in the form of one of the Settlement Options available, at the end of the period shown. The annualized total return percentages shown in the table reflect the annualized historical rates of return and deductions for all charges, expenses, and fees which would be imposed on the payment assumed by both the corresponding series and Keynote.

This SAI includes information which may be of interest to investors but which is not necessarily included in the Prospectus.

Unit Value Determination

MONY determines the unit value of each Subaccount each day on which the New York Stock Exchange (“NYSE”) is open for business. The unit value is not determined in days when the NYSE is closed (generally, New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas.) This daily determination of unit value is made as of the close of regular trading on the NYSE, currently 4:00 p.m., New York time unless the NYSE closes earlier, by dividing the total assets of a Subaccount less all of its liabilities, by the total number of units outstanding at the time the determination is made. Purchase and redemptions will be effected at the time of determination of unit value next following the receipt of any purchase or redemption order deemed to be in good order.

Units of each Subaccount are valued based upon the valuation of the securities held by the corresponding Underlying Investment in which the assets of the particular Subaccount are invested. The value of the assets of a Subaccount is determined by multiplying the number of shares of the Underlying Investment held by that Subaccount by the net asset value of each share of that Underlying Investment, and adding the value of dividends declared by the Underlying Investment but not yet paid.

Independent Registered Public Accounting Firms

The statutory financial statements of MONY Life Insurance Company appearing in Appendix F have been audited by PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm, and are included herein in reliance on the report of PricewaterhouseCoopers LLP given upon the authority of said firm as experts in accounting and auditing. PricewaterhouseCoopers LLP is located at 569 Brookwood Village, Suite 851, Birmingham, Alabama 35209.

The financial statements of Keynote as of December 31, 2017 appearing in Appendix F have been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, and are included herein in reliance on the report of Ernst & Young LLP given upon the authority of said firm as experts in accounting and auditing. Ernst & Young LLP is located at 200 Clarendon Street Boston, Massachusetts 02116.

The financial statements of MONY that are included in this Statement of Additional Information are different from the financial statements of Keynote. The financial statements of MONY should be considered only as bearing upon the ability of MONY to meet its obligations under the Contracts and should not be considered as bearing on the investment performance of the assets held in Keynote.

2

KEYNOTE SERIES ACCOUNT

STATEMENTS OF ASSETS AND LIABILITIES

At December 31, 2017

	Government Money Market		Inflation - Protected Securities		Intermediate Bond (1)	Balanced II (2)		Large Value Opportunities (3)	Large Growth
Assets:
Investments, at value	$14,757		$12,220		$107,604	$413,242		$1,510,656	$858,131
Receivable for investments sold	60		24		54	126		24	66
Receivable for units sold	—		—		—	—		—	—
Receivable for fee reimbursements	5		—		—	—		—	—
Dividend receivable	11		—		—	—		—	—

Total assets	14,833		12,244		107,658	413,368		1,510,680	858,197

Liabilities:
Payable for investment purchase	11		—		—	—		—	—
Payable for units redeemed	60		24		54	126		24	66
Accrued mortality and expense risk fees	16		13		114	437		1,597	909

Total liabilities	87		37		168	563		1,621	975

Net assets attributable to annuity contractholders	$14,746		$12,207		$107,490	$412,805		$1,509,059	$857,222

Accumulation units	699		452		2,307	5,618		15,790	7,271

Unit value	$21.09	*	$26.98	*	$46.59	$73.47	*	$95.57	$117.90

Investment in mutual funds (Note 1):
Number of shares	14,757		1,215		10,539	39,888		137,208	73,983

Cost	$14,757		$12,147		$106,228	$398,992		$1,375,111	$745,120

*	Actual unit value presented differs from calculated unit value due to rounding.
(1)	Formerly, Core Bond.
(2)	Formerly, Balanced.
(3)	Formerly, Large Value.

The notes to the financial statements are an integral part of this report.

KEYNOTE SERIES ACCOUNT

STATEMENTS OF OPERATIONS

For the Year Ended December 31, 2017

	Government Money Market		Inflation - Protected Securities	Intermediate Bond (1)	Balanced II (2)	Large Value Opportunities (3)	Large Growth
Investment income:
Interest income allocated from Series Portfolios (a)	$103		$125	$586	$2,824	$2	$—
Securities lending income allocated from Series Portfolios (net) (a)	—		—	2	18	19	4
Dividend income on investments	27		99	1,999	1,749	16,993	5,677
Dividend income allocated from Series Portfolios (a)	—		—	3	2,996	9,229	1,102
Expenses (net of reimbursement) allocated from Series Portfolios (a)	(32)		(23)	(90)	(1,405)	(2,277)	(923)

Total investment income	98		201	2,500	6,182	23,966	5,860

Expenses:
Mortality and expense risk fees	186		200	1,331	4,887	17,966	9,947
Expenses reimbursed	(88)		—	—	—	—	—

Net expenses	98		200	1,331	4,887	17,966	9,947

Net investment income (loss)	—	(b)	1	1,169	1,295	6,000	(4,087)

Net realized gains (losses) on:
Allocation from Series Portfolios (a)	—		(326,975)	(21,144)	697,410	6,625,546	13,403,536
Investments	—		(12)	13	38	2,552	3,087
Capital gain distribution	—		—	—	1,697	24,073	31,920

Net realized gains (losses)	—	(b)	(326,987)	(21,131)	699,145	6,652,171	13,438,543

Net change in unrealized appreciation (depreciation) on:
Allocation from Series Portfolios (a)	—		327,130	21,810	(667,238)	(6,603,389)	(13,336,807)
Investments	—		73	1,376	14,250	135,546	113,011

Net change in unrealized appreciation (depreciation)	—		327,203	23,186	(652,988)	(6,467,843)	(13,223,796)

Net realized and change in unrealized gain (losses)	—		216	2,055	46,157	184,328	214,747

Net increase (decrease) in net assets resulting from operations	$—	(b)	$217	$3,224	$47,452	$190,328	$210,660

(a)	Referred to Note 1 on the notes to financial statements
(b)	Amount rounds to less than ($1.00).
(1)	Formerly, Core Bond.
(2)	Formerly, Balanced.
(3)	Formerly, Large Value.

The notes to the financial statements are an integral part of this report.

KEYNOTE SERIES ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

For the Year Ended December 31, 2017

	Government Money Market	Inflation - Protected Securities	Intermediate Bond (1)	Balanced II (2)	Large Value Opportunities (3)	Large Growth
From operations:
Net investment income (loss)	$— (b)	$1	$1,169	$1,295	$6,000	$(4,087)
Net realized gains (losses) allocated from Series Portfolios (a)	—	(326,975)	(21,144)	697,410	6,625,546	13,403,536
Net realized gains (losses) on investments	— (b)	(12)	13	38	2,552	3,087
Net realized gains (losses) capital gain distributions	—	—	—	1,697	24,073	31,920
Change in net unrealized appreciation (depreciation) allocated from Series Portfolios (a)	—	327,130	21,810	(667,238)	(6,603,389)	(13,336,807)
Change in net unrealized appreciation (depreciation) on investments	—	73	1,376	14,250	135,546	113,011

Net increase (decrease) in net assets resulting from operations	— (a)	217	3,224	47,452	190,328	210,660

From unit transactions:
Units sold	—	—	—	—	11,327	371
Units redeemed	(60)	(7,111)	(114)	(5,036)	(90,724)	(63,917)

Net increase (decrease) in net assets resulting from unit transactions	(60)	(7,111)	(114)	(5,036)	(79,397)	(63,546)

Total increase (decrease) in net assets	(60)	(6,894)	3,110	42,416	110,931	147,114
Net assets:
Beginning of year	14,806	19,101	104,380	370,389	1,398,128	710,108

End of year	$14,746	$12,207	$107,490	$412,805	$1,509,059	$857,222

Units outstanding beginning of year	702	718	2,309	5,692	16,706	7,898
Units sold	—	—	—	—	128	3
Units redeemed	(3)	(266)	(2)	(74)	(1,044)	(630)

Units outstanding end of year	699	452	2,307	5,618	15,790	7,271

(a)	Referred to Note 1 on the notes to financial statements
(b)	Amount rounds to less than ($1.00).
(1)	Formerly, Core Bond
(2)	Formerly, Balance
(3)	Formerly, Large Value

The notes to the financial statements are an integral part of this report.

KEYNOTE SERIES ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

For the Year Ended December 31, 2016

	Government Money Market ^	Inflation - Protected Securities	Core Bond	Balanced	Large Value	Large Growth
From operations:
Net investment income (loss)	$— (a)	$25	$1,215	$2,089	$11,180	$(5,961)
Net realized gains (losses) allocated from Series Portfolios	—	(52)	950	11,155	(15,927)	57,624
Change in net unrealized appreciation (depreciation) allocated from Series Portfolios	—	542	287	12,429	104,891	(58,700)

Net increase (decrease) in net assets resulting from operations	— (a)	515	2,452	25,673	100,144	(7,037)

From unit transactions:
Units sold	—	61	82	188	201	3,773
Units redeemed	(60)	(54)	(5,311)	(121,736)	(132,346)	(79,364)

Net increase (decrease) in net assets resulting from unit transactions	(60)	7	(5,229)	(121,548)	(132,145)	(75,591)

Total increase (decrease) in net assets	(60)	522	(2,777)	(95,875)	(32,001)	(82,628)
Net assets:
Beginning of year	14,866	18,579	107,157	466,264	1,430,129	792,736

End of year	$14,806	$19,101	$104,380	$370,389	$1,398,128	$710,108

Units outstanding beginning of year	705	717	2,422	7,665	18,468	8,800
Units sold	—	3	2	3	3	43
Units redeemed	(3)	(2)	(115)	(1,976)	(1,765)	(945)

Units outstanding end of year	702	718	2,309	5,692	16,706	7,898

^	Formerly, Money Market.
(a)	Amount rounds to less than ($1.00).

The notes to the financial statements are an integral part of this report.

KEYNOTE SERIES ACCOUNT

CALVERT SUBACCOUNT

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2017

Assets:
Investment, at value	$466,941

Total assets	466,941

Liabilities:
Accrued mortality and expense risk	495

Total liabilities	495

Net assets attributable to annuity contractholders	$466,446

Accumulation units	9,720

Unit value	$47.99

Investment, at cost	$396,667

STATEMENT OF OPERATIONS

For the year ended December 31, 2017

Investment income:
Dividend income	$9,370

Expenses:
Mortality and expense risk	5,569

Net investment income	3,801

Net realized and unrealized gains (losses) on investment:
Net realized gains from investment	1,486
Realized capital gain distributions	4,348
Change in net unrealized appreciation (depreciation) on investment	35,343

Net realized and unrealized gains on investment	41,177

Net increase in net assets resulting from operations	$44,978

STATEMENTS OF CHANGES IN NET ASSETS

	For the year ended 12/31/17	For the year ended 12/31/16
From operations:
Net investment income (loss)	$3,801	$3,396
Net realized gains from investment	1,486	1,387
Realized capital gain distributions	4,348	10,818
Change in net unrealized appreciation (depreciation) on investments	35,343	10,025

Net increase (decrease) in net assets resulting from operations	44,978	25,626

From unit transactions:
Units sold	5,793	68
Units redeemed	(4,863)	(12,457)

Net decrease in net assets resulting from unit transactions	930	(12,389)

Total increase (decrease) in net assets	45,908	13,237

Net assets:
Beginning of year	420,538	407,301

End of year	$466,446	$420,538

Units outstanding beginning of year	9,694	10,001
Units sold	129	2
Units redeemed	(103)	(309)

Units outstanding end of year	9,720	9,694

The notes to the financial statements are an integral part of this report.

KEYNOTE SERIES ACCOUNT

FINANCIAL HIGHLIGHTS

For an accumulation unit outstanding throughout the year:

		Income (Loss) from Investment Operations						Ratios to Average Net Assets
For the Year Ended	Unit Value, Beginning of Year	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains (Losses) on Investments	Total Income Loss) from Investment Operations	Unit Value, End of Year	Net Assets, End of Year	Total Return*	Gross Expenses, Including Gross Expenses Allocated from the Series Portfolio (4)(5)	Net Expenses, Including Expenses Allocated from the Series Portfolio (Net of Reimbursements) (4)(5)		Net Investment Income (Loss) (Net of Reimbursements)		Portfolio Turnover
Government Money Market
12/31/2017	$21.09	$— (b)	$—	$—	$21.09	$14,746	—%	1.47%	0.88	%(b)	—	%(b)(d)	N/A
12/31/2016	21.09	— (b)	—	—	21.09	14,806	—	1.51	0.45	(e)	—	%(e)(d)	N/A
12/31/2015	21.09	— (b)	—	—	21.09	14,866	—	1.51	0.29	(f)(c)	—	(f)(d)	N/A
12/31/2014	21.09	— (b)	—	—	21.09	17,581	—	1.49	0.23	(g)(c)	—	(g)(d)	N/A
12/31/2013	21.09	— (b)	—	—	21.09	18,087	—	1.53	0.21	(h)(c)	—	(h)	N/A

Inflation-Protected Securities
12/31/2017	26.62	— (b)	0.36	0.36	26.98	12,207	1.35	1.41	1.40	(c)	0.01		7%
12/31/2016	25.90	0.03	0.69	0.72	26.62	19,101	2.76	1.67	1.63	(c)	0.13		52
12/31/2015	26.74	(0.27)	(0.57)	(0.84)	25.90	18,579	(3.15)	1.67	1.64	(c)	(1.03)		54
12/31/2014	26.29	(0.01)	0.46	0.45	26.74	20,582	1.73	1.65	1.64	(c)	(0.04)		81
12/31/2013	29.02	(0.22)	(2.51)	(2.73)	26.29	19,245	(9.41)	1.64	1.64	(c)	(0.80)		99

Intermediate Bond (1)
12/31/2017	45.20	0.51	0.88	1.39	46.59	107,490	3.09	1.33	1.33		1.10		3
12/31/2016	44.24	0.51	0.45	0.96	45.20	104,380	2.17	1.62	1.60	(c)	1.11		50
12/31/2015	44.58	0.46	(0.80)	(0.34)	44.24	107,157	(0.78)	1.62	1.62		1.03		46
12/31/2014	42.46	0.58	1.54	2.12	44.58	107,828	5.01	1.63	1.63		1.32		184
12/31/2013	43.41	0.60	(1.55)	(0.95)	42.46	102,079	(2.19)	1.64	1.64		1.39		200

Balanced II (2)
12/31/2017	65.07	0.23	8.17	8.40	73.47	412,805	12.90	1.65	1.62	(c)	0.33		33
12/31/2016	60.83	0.32	3.92	4.24	65.07	370,389	6.97	1.78	1.72	(c)	0.52		37
12/31/2015	61.25	0.22	(0.64)	(0.42)	60.83	466,264	(0.68)	1.80	1.75	(c)	0.36		50
12/31/2014	55.87	0.26	5.12	5.38	61.25	475,057	9.62	1.83	1.75	(c)	0.45		92
12/31/2013	47.81	0.10	7.96	8.06	55.87	459,930	16.87	1.75	1.75	(c)	0.20		123

Large Value Opportunities (3)
12/31/2017	83.69	0.37	11.51	11.88	95.57	1,509,059	14.20	1.41	1.41		0.42		9
12/31/2016	77.44	0.64	5.61	6.25	83.69	1,398,128	8.07	1.72	1.71	(c)	0.86		48
12/31/2015	78.70	0.19	(1.45)	(1.26)	77.44	1,430,129	(1.60)	1.72	1.72		0.24		65
12/31/2014	72.56	— (b)	6.14	6.14	78.70	1,556,302	8.46	1.72	1.72		(0.01)		69
12/31/2013	53.19	0.28	19.09	19.37	72.56	1,444,869	36.40	1.73	1.73		0.44		99

Large Growth
12/31/2017	89.91	(0.54)	28.53	27.99	117.90	857,222	31.15	1.39	1.39		(0.51)		5
12/31/2016	90.09	(0.74)	0.56	(0.18)	89.91	710,108	(0.19)	1.90	1.87	(c)	(0.84)		36
12/31/2015	83.55	(0.81)	7.35	6.54	90.09	792,736	7.82	1.89	1.89	(c)	(0.92)		33
12/31/2014	76.39	(0.66)	7.82	7.16	83.55	738,521	9.38	1.90	1.90	(c)	(0.83)		73
12/31/2013	57.15	(0.45)	19.69	19.24	76.39	689,434	33.67	1.90	1.90	(c)	(0.69)		49

Calvert
12/31/2017	43.38	0.39	4.22	4.61	47.99	466,446	10.62	1.25	1.25		0.85		2
12/31/2016	40.73	0.35	2.30	2.65	43.38	420,538	6.52	1.25	1.25		0.83		4
12/31/2015	42.17	(0.36)	(1.08)	(1.44)	40.73	407,301	(3.41)	1.25	1.25		(0.85)		1
12/31/2014	38.95	0.70	2.52	3.22	42.17	425,196	8.25	1.25	1.25		1.73		1
12/31/2013	33.42	0.17	5.36	5.53	38.95	391,681	16.55	1.25	1.25		0.46		3

*	Actual return presented may differ from calculated return due to rounding of unit value for financial statement purposes.
(1)	Formerly, Core Bond.
(2)	Formerly, Balanced.
(3)	Formerly, Large Value.
(4)	Except for the Calvert Subaccount, expenses allocated from the Series Portfolio for the year ended December 31, 2017 are only applicable for the time period preceding each Subaccount's reorganization effective date.
(5)	Excludes expenses of the Underlying Funds for the year ended December 31, 2017. Excludes the expenses of the Calvert Portfolio for all years.
(a)	Calculated based upon average units outstanding.
(b)	Expenses waived to sustain a positive yield had an impact of 0.59%.
(c)	Includes reimbursement of fees at the underlying Series Portfolio level.
(d)	Amount rounds to less than 0.01% or (0.01)%.
(e)	Expenses waived to sustain a positive yield had an impact of 1.06%.
(f)	Expenses waived to sustain a positive yield had an impact of 1.22%.
(g)	Expenses waived to sustain a positive yield had an impact of 1.26%.
(h)	Expenses waived to sustain a positive yield had an impact of 1.32%.

The notes to the financial statements are an integral part of this report.

KEYNOTE SERIES ACCOUNT

NOTES TO FINANCIAL STATEMENTS (Continued)

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

Keynote Series Account (individually, a “Subaccount” and collectively, “Keynote”) is a separate investment account established on December 16, 1987, by MONY Life Insurance Company (“MONY”) under the laws of the State of New York. On October 1, 2013, Protective Life Insurance Company (“Protective Life”), a wholly owned subsidiary of Protective Life Corporation (“PLC”), acquired MONY. On June 3, 2014, PLC entered into an Agreement and Plan of Merger with the Dai-Ichi Life Insurance Company, Limited (“Dai-Ichi”) and DL Investment (Delaware), Inc. (“DLI”), providing for the merger of DLI with and into PLC (the “Merger’) and PLC surviving as a wholly-owned subsidiary of Dai-Ichi. Under the terms of the Merger transaction, MONY will continue in its present role as issuer of the contracts and all rights and benefits under the contracts and MONY’s obligations under the contracts will remain unchanged.

Keynote operates as a unit investment trust under the Investment Company Act of 1940, as amended. Keynote holds assets that are segregated from all of MONY’s other assets and, at present, is used as an investment vehicle under certain tax-deferred annuity contracts issued by MONY to fund retirement plans maintained by certain not-for-profit and other organizations (“Group Plans”). MONY is the legal holder of the assets in Keynote.

There are currently seven Subaccounts within Keynote which are available to contractholders of Group Plans. Each Subaccount operates as a “fund of fund” and with the exception of the Calvert Subaccount, invests all of its investable assets in a corresponding series of Transamerica Funds (the “Underlying Funds” or the “Trust”). Prior to a reorganization, each Subaccount, with the exception of the Calvert Subaccount, operated as a feeder within a master/feeder structure and invested all of its investable assets in a corresponding series of Transamerica Partners Portfolios (the “Series Portfolio”). The Calvert Subaccount invests in the Calvert VP SRI Balanced Portfolio (the “Calvert Portfolio”), a series of Calvert Variable Series, Inc. The shareholder reports of the Trust and the Calvert Portfolio, including the Schedules of Investments, should be read in conjunction with Keynote’s financial statements.

Subaccount	Underlying Fund
Government Money Market	Transamerica Government Money Market Fund, Class I3
Inflation Protected Securities	Transamerica Large Growth Fund, Class I3
Balanced II (formerly,Balanced)	Transamerica Balance II Fund, Class I3
Intermediate Bond (formerly, Core Bond)	Transamerica Intermediate Bond Fund, Class I3
Large Value Opportunities (formerly, Large Value)	Transamerica Large Value Opportunities Fund, Class I3
Large Growth	Transamerica Large Growth Fund, Class I3
Calvert	Calvert VP SRI Balanced Portfolio (“Calvert Portfolio’)

The Series Portfolios’ Board of Trustees (the “Board”) and shareholders approved the reorganization of each series of the Series Portfolio (the “Target Portfolios”) into new and existing funds within the Trust (the ‘Destination Funds”). Each Subaccount, as a Target Portfolio shareholder, received newly issued Class I3 shares of the corresponding Destination Fund.

KEYNOTE SERIES ACCOUNT

NOTES TO FINANCIAL STATEMENTS (Continued)

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

The following reorganizations occurred into existing Destination Funds:

Target Portfolio	Destination Fund	Effective Date
Transamerica Partners Government Money Market Portfolio	Transamerica Government Money Market	10/13/2017
Transamerica Partners Core Bond Portfolio	Transamerica Intermediate Bond	3/24/2017

The following reorganizations occurred into newly organized Destination Funds:

Target Portfolio	Destination Fund	Effective Date
Transamerica Partners Inflation-Protected Securities Portfolio	Transamerica Inflation-Protected Securities	4/21/2017
Transamerica Partners Large Growth Portfolio	Transamerica Large Growth	3/10/2017
Transamerica Partners Large Value Portfolio	Transamerica Large Value Opportunities	5/05/2017
Transamerica Partners Balanced Portfolio	Transamerica Balanced II	9/15/2017

From time to time, Keynote may have a concentration of several contractholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on Keynote.

In preparing the Subaccounts’ financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The Subaccounts apply investment company accounting and reporting guidance Financial Accounting Standards Board Accounting Standards Codification (“ASC”) 946 Financial services – Investment Companies. The following is a summary of significant accounting policies consistently followed by Keynote.

Investments: The investments by the Subaccounts in the Underlying Funds or the Calvert Portfolio are valued at the net asset value per share determined as of the close of business of the New York Stock Exchange (“NYSE”) (typically, 4:00 P.M. Eastern time) on the valuation date. A description of the portfolio valuation policy for the Trust can be found in Note 3 of the Trust’s Notes to Financial Statements or for the Calvert Portfolio, in Note A of the Calvert Portfolio’s Notes to Financial Statements.

Investment Income and Expense: Dividend income is recorded on the ex-dividend date and realized gains and losses from the sale of investments are determined on the basis of identified cost.

In addition to an asset based fee assessed to the Subaccounts, each Subaccount will indirectly bear the fees and expenses reflected in the corresponding Underlying Fund’s or Calvert Portfolio’s unit value.

Prior to the effective date of each reorganization, each Subaccount, except for the Calvert Subaccount, was allocated its share of income and expenses from its corresponding Series Portfolio. All of the investment income and expenses and realized and unrealized gains and losses from the securities transactions of the corresponding Series Portfolio were allocated pro-rata among the investors and were recorded by the Subaccounts on a daily basis.

Distributions to Contractholders: The net investment income, if any, and realized and unrealized gains and losses earned by each Subaccount are accumulated and reinvested in the Subaccount, rather than distributed or allocated to the contractholders.

Contributions and Withdrawals: The unit value of each Subaccount is determined as of the close of the NYSE each day the NYSE is open for business. Participants may contribute to or withdraw from the Subaccounts at the stated unit value on a particular day based upon the terms described in the prospectus.

KEYNOTE SERIES ACCOUNT

NOTES TO FINANCIAL STATEMENTS (Continued)

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

Federal Income Taxes: The operations of Keynote form a part of, and are taxed with, the operations of MONY. MONY does not expect, based upon current tax law, to incur any income tax upon the earnings or realized or unrealized capital gains attributable to Keynote. Based upon this expectation, no charges are currently being deducted from Keynote for federal income tax purposes. MONY identifies its major tax jurisdictions as U.S. Federal; the states of Florida, Illinois, Mississippi, Louisiana, Nebraska, New Hampshire, New York and Oregon; and the U.S. possessions of Puerto Rico and Guam.

Keynote recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. If applicable, Keynote recognizes interest accrued related to unrecognized tax liabilities and related penalties as “tax expense” on the Statement of Operations.

Management has evaluated Keynote’s tax provisions taken for all open tax years 2014-2016 as 2017 has not yet been filed, and has concluded that no provision for income tax is required in Keynote’s financial statements.

NOTE 2. SECURITY VALUATIONS

All investments in securities are recorded at their estimated fair value. The values of the Subaccounts’ investments in the Trust and in the Calvert Portfolio are valued at the net asset value per share at the close of business of the NYSE, each day the NYSE is open for business. The Subaccounts utilize various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three Levels of inputs are:

Level 1 – Unadjusted quoted prices in active markets for identical securities.

Level 2 – Inputs, other than quoted prices included in Level 1 that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs, which may include management’s own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange- traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

Fair value measurement: Investment company securities are valued at the net asset value of the underlying portfolio. These mutual funds are actively traded and no valuation adjustments are applied. They are categorized in Level 1 of the fair value hierarchy. There are no Level 2 or Level 3 investments held as of December 31, 2017.

KEYNOTE SERIES ACCOUNT

NOTES TO FINANCIAL STATEMENTS (Continued)

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

Transfers between levels, if any, are considered to have occurred at the end of the reporting period. There were no transfers into or out of any levels described above during the year ended December 31, 2017.

NOTE 3. FEES AND RELATED PARTY TRANSACTIONS

All Subaccounts, except the Calvert Subaccount, purchase shares of a series of the Trust. The unit value of each series of the Trust reflects the investment management fee charged by Transamerica Asset Management, Inc. (“TAM”), the investment manager of the Trust, which provides investment advice and related services to the Trust. TAM is directly owned by Transamerica Premier Life Insurance Company (“TPLIC”) and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and AEGON USA, LLC (“AEGON USA”). Commonwealth and AUSA are wholly owned by AEGON USA. AEGON USA is wholly owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The AEGON Trust, which is wholly owned by AEGON International B.V., which is wholly owned by AEGON NV, a Netherlands corporation and a publicly traded international insurance group.

MONY reserves the right to deduct an annual contract charge from a participant’s account to reimburse MONY for administrative expenses relating to the maintenance of the group variable annuity contracts. MONY has no present intention to impose such a charge but may do so in the future. Any such annual charge will not exceed $50.

Daily charges to the Subaccounts for mortality and expense risk fees assumed by MONY were computed at an annual rate of 1.25% of daily average net assets, which is the maximum allowed.

In order to avoid a negative yield in the Government Money Market Subaccount (“Money Market”), MONY may waive fees or reimburse expenses of Money Market. Any such waiver or expense reimbursement would be voluntary, could be discontinued at any time, and is subject to recapture by MONY during the calendar year in which it was waived. There were no amounts recaptured during the year ended December 31, 2017 and no amounts subject to recoupment in future years. Waived expenses related to the maintenance of the yield are included in the Statement of Operations within the captions “Expenses reimbursed”. There is no guarantee that Money Market will be able to avoid a negative yield. The amount waived during the year ended December 31, 2017 was $88.

NOTE 4. PORTFOLIO INVESTMENTS AND TRANSACTIONS

The aggregate cost of purchases and proceeds from sales of investments for the year ended December 31, 2017 were as follows:

Subaccount	Cost of Purchases	Proceeds from Sales
Government Money Market	$11,054	$11,106
Inflation-Protected Securities	99	5,817
Balance II	3,446	1,600
Intermediate Bond	1,999	1,119
Large Value Opportunities	41,393	92,949
Large Growth	37,937	56,719
Calvert	19,492	10,365

Report of Independent Registered Public Accounting Firm

To the Board of Directors of MONY Life Insurance Company and the Contractholders of Keynote Series Account

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Keynote Series Account (the “Company”) (comprising Government Money Market Subaccount, Inflation-Protected Securities Subaccount, Intermediate Bond Subaccount (formerly, Core Bond Subaccount), Balanced II Subaccount (formerly, Balanced Subaccount), Large Value Opportunities Subaccount (formerly, Large Value Subaccount), Large Growth Subaccount and Calvert Subaccount (collectively referred to as the “Subaccounts”)), as of December 31, 2017, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Subaccounts comprising the Company at December 31, 2017, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on each of the Subaccount’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Company’s auditor since 2010.

Boston, Massachusetts

March 1, 2018

Audited Financial Information

MONY Life Insurance Company

(a wholly-owned subsidiary of Protective Life Insurance Company)

Statutory Financial Statements and

Supplemental Schedules

December 31, 2017 and 2016

Report of Independent Auditors

To the Board of Directors of MONY Life Insurance Company:

We have audited the accompanying statutory financial statements of MONY Life Insurance Company (a wholly owned subsidiary of Protective Life Insurance Company) (the “Company”), which comprise the statutory statements of admitted assets, liabilities and capital and surplus as of December 31, 2017 and 2016, and the related statutory statements of operations and changes in capital and surplus, and of cash flows for the years then ended.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the New York State Department of Financial Services. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on the financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Notes 1 and 2 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the New York State Department of Financial Services, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 2 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the “Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles” paragraph, the financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2017 and 2016, or the results of its operations or its cash flows for the years then ended.

Opinion on Statutory Basis of Accounting

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and surplus of the Company as of December 31, 2017 and 2016, and the results of its operations and its cash flows for the years then ended, in accordance with the accounting practices prescribed or permitted by the New York State Department of Financial Services described in Notes 1 and 2.

Other Matter

Our audit was conducted for the purpose of forming an opinion on the statutory-basis financial statements taken as a whole. The supplemental Selected Financial Data Schedule, Summary Investment Schedule and Investment Risk Interrogatories collectively, the “supplemental schedules” of the Company as of December 31, 2017 and for the year then ended are presented to comply with the National Association of Insurance Commissioners’ Annual Statement Instructions and Accounting Practices and Procedures Manual and for purposes of additional analysis and are not a required part of the statutory-basis financial statements. The supplemental schedules are the responsibility of management and were derived from and relate directly to the underlying accounting and other records used to prepare the statutory-basis financial statements. The supplemental schedules have been subjected to the auditing procedures applied in the audit of the statutory-basis financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the statutory-basis financial statements or to the statutory-basis financial statements themselves and other additional procedures, in accordance with auditing standards generally accepted in the United States of America. In our opinion, the supplemental schedules are fairly stated, in all material respects, in relation to the statutory-basis financial statements taken as a whole.

/s/ PricewaterhouseCoopers LLP

Birmingham, Alabama

April 27, 2018

MONY LIFE INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

STATEMENTS OF ADMITTED ASSETS, LIABILITIES, AND CAPITAL AND SURPLUS

(Statutory Basis)

	December 31
	2017	2016
	($ in thousands, except share amounts)
ADMITTED ASSETS
Bonds (market: 2017 - $6,072,403; 2016 - $5,878,349)	$5,749,504	$5,741,739
Preferred stocks (market: 2017 - $76,559; 2016 - $102,910)	76,573	106,489
Common stocks-unaffiliated (cost: 2017 - $852; 2016 - $1,125)	852	1,125
Mortgage loans on real estate	256,954	291,663
Contract loans	729,930	742,450
Cash	18,911	36,540
Cash equivalents	3,410	0
Short term investments	0	57,192
Other invested assets	4,207	0
Receivable for securities	7,888	1,656

Total cash and investments	6,848,229	6,978,854
Amounts recoverable from reinsurers	2,058	2,045
Deferred and uncollected premiums	37,479	39,912
Investment income due and accrued	85,089	88,052
Deferred tax asset	43,834	75,630
Current federal income tax recoverable	5,168	13,576
Other assets	30,321	30,635
Assets held in Separate Accounts	171,991	158,190

Total admitted assets	$7,224,169	$7,386,894

LIABILITIES AND CAPITAL AND SURPLUS
Aggregate reserves:
Life policies and contracts	$6,103,755	$6,228,831
Accident and health	8,351	8,476
Liability for deposit-type contracts	277,224	280,243
Policy and contract claims:
Life	45,010	41,075
Accident and health	522	534
Other policyholders’ funds and policy and contract liabilities	98,666	101,956
Interest maintenance reserve (IMR)	20,544	21,892
General expenses due and accrued	5	6
Transfers from separate accounts due or accrued, net	(166)	(292)
Taxes, licenses and fees due or accrued	4,887	3,813
Remittances and items not allocated	1,730	2,533
Asset valuation reserve (AVR)	40,452	40,894
Payable to parent, subsidiaries, and affiliates	1,870	6,276
Other liabilities	15,622	27,555
Liabilities held in Separate Accounts	171,945	158,114

Total liabilities	6,790,417	6,921,906

Capital and surplus:
Common stock, $1.00 par value; 2,500,000 shares authorized; 2,500,000 shares issued and outstanding	2,500	2,500
Surplus notes	1,091	1,091
Gross paid-in and contributed surplus	325,988	325,988
Group contingency life reserve	325	375
Unassigned funds	103,848	135,034

Total capital and surplus	433,752	464,988

Total liabilities and capital and surplus	$7,224,169	$7,386,894

See notes to the financial statements (statutory basis).

MONY LIFE INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

STATEMENTS OF OPERATIONS

(Statutory Basis)

	Year Ended
	December 31
	2017	2016
	($ in thousands)
Income:
Premiums and annuity considerations	$231,092	$239,817
Considerations for supplementary contracts with life contingencies	3,964	2,762
Net investment income	301,903	321,577
Commissions and expense allowances on reinsurance ceded	2,076	2,290
Amortization of interest maintenance reserve	4,717	5,563
Net loss from operations from Separate Accounts	(29)	(48)
Reserve adjustments on reinsurance ceded	(358)	(128)
Other income	5,432	5,600

Total income	548,797	577,433

Benefits and expenses:
Death and annuity benefits	251,952	245,534
Accident and health benefits	5,963	6,001
Surrender benefits and other fund withdrawals	222,511	244,954
Other policy and contract benefits	12,641	7,795
Decrease in aggregate reserves	(125,200)	(105,306)
Commissions and expense allowances on reinsurance assumed	29	0
Commissions	4,950	5,250
General expenses	20,943	23,047
Insurance taxes, licenses, and fees	5,449	6,213
Transfers from Separate Accounts, net	(9,540)	(15,272)
Other expenses, net	699	374

Total benefits and expenses	390,397	418,590

Net income from operations before dividends to policyholders and federal income taxes	158,400	158,843
Dividends to policyholders	88,090	96,106
Federal income taxes	9,233	2,658

Net income from operations	61,077	60,079
Net realized capital losses (less $4,275 and $4,924 capital gains tax in 2017 and 2016, respectively, and excluding $3,369 and $4,402 transferred to the IMR in 2017 and 2016, respectively)	(951)	(779)

Net income	$60,126	$59,300

See notes to the financial statements (statutory basis).

MONY LIFE INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS

(Statutory Basis)

($ in thousands)
Capital and surplus, December 31, 2015	$455,852

Net income for 2016	59,300
Change in unrealized capital gains (losses)	(319)
Change in nonadmitted assets and related items	18,419
Change in unauthorized reinsurance	274
Change in asset valuation reserve	(3,585)
Change in net deferred income tax	(19,653)
Dividend to parent	(45,300)

Capital and surplus, December 31, 2016	464,988

Net income for 2017	60,126
Change in unrealized capital gains (losses)	104
Change in nonadmitted assets and related items	52,000
Change in asset valuation reserve	442
Change in net deferred income tax	(83,908)
Dividend to parent	(60,000)

Capital and surplus, December 31, 2017	$433,752

See notes to the financial statements (statutory basis).

MONY LIFE INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

STATEMENTS OF CASH FLOWS

(Statutory Basis)

	Year Ended
	December 31
	2017	2016
	($ in thousands)
Cash from operations
Premiums and annuity considerations	$237,432	$246,901
Net investment income	304,303	319,086
Miscellaneous income	7,523	8,137
Benefit and loss related payments	(482,902)	(501,934)
Commissions and expenses paid	(31,023)	(32,997)
Net transfers from Separate Accounts	9,665	15,257
Dividends paid to policyholders	(91,663)	(101,605)
Federal and foreign income taxes	(5,100)	(18,000)

Net cash from operations	(51,765)	(65,155)

Cash from investments
Proceeds from investments sold, matured or repaid:
Bonds	400,448	977,538
Stocks	30,288	0
Mortgage loans	103,616	101,559

Total investment proceeds	534,352	1,079,097

Cost of investments acquired:
Bonds	(405,725)	(928,710)
Stocks	0	(22)
Mortgage loans	(68,273)	(88,000)
Miscellaneous applications	(6,233)	(1,556)

Total investments acquired	(480,231)	(1,018,288)

Net decrease in contract loans and premium notes	12,520	33,816

Net cash from investments	66,641	94,625

Cash from financing and miscellaneous sources
Cash provided (applied):
Borrowed funds	(12,722)	12,722
Net withdrawals on deposit-type contracts	(9,175)	(7,374)
Dividends to parent	(60,000)	(45,300)
Other cash provided (applied), net	(4,390)	3,554

Net cash from financing and miscellaneous sources	(86,287)	(36,398)

Net change in cash, cash equivalents, and short term investments	(71,411)	(6,928)
Cash, cash equivalents, and short term investments, beginning of year	93,732	100,660

Cash, cash equivalents, and short term investments, end of year	$22,321	$93,732

Non-cash exchanges of securities (Investing activities)	$9,969	$44,295
Non-cash change in retained asset account (Operations, Financing and Miscellaneous sources)	$6,156	$0

See notes to the financial statements (statutory basis).

MONY LIFE INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS

as of and for the years ended December 31, 2017 and 2016

(Statutory Basis)

1.	General

Basis Of Presentation – The statutory basis financial statements of MONY Life Insurance Company (the “Company”) have been prepared in conformity with accounting practices prescribed or permitted by the New York State Department of Financial Services (the “Department”). The Company is a stock, legal reserve, life, and accident and health insurer.

All outstanding shares of the Company’s common stock are owned by Protective Life Insurance Company (“PLICO”), a life insurance company domiciled in the State of Tennessee. PLICO is a wholly owned subsidiary of Protective Life Corporation (“PLC”), an insurance holding company domiciled in the State of Delaware. PLC is a wholly-owned subsidiary of Dai-ichi Life Holdings, Inc., a kabushiki kaisha organized under the laws of Japan. Other affiliated insurers include Golden Gate Captive Insurance Company, Golden Gate II Captive Insurance Company, Golden Gate III Vermont Captive Insurance Company, Golden Gate IV Vermont Captive Insurance Company, Golden Gate V Vermont Captive Insurance Company, Shades Creek Captive Insurance Company, Protective Property & Casualty Insurance Company, Protective Life and Annuity Insurance Company, and West Coast Life Insurance Company.

The Department recognizes only statutory practices prescribed or permitted by the State of New York for determining and reporting the financial condition and results of operations of an insurance company, and for determining its solvency under New York Insurance Law. The Accounting Practices and Procedures Manual (“NAIC SAP”) has been adopted as a component of prescribed or permitted practices by the State of New York, subject to any deviations prescribed or permitted by the New York Superintendent of Financial Services.

The Company had no permitted practices as of or for the years ending December 31, 2017 and 2016.

The preparation of financial statements in conformity with NAIC SAP requires management to make various estimates that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities, as well as the reported amounts of revenues and expenses. Actual results could differ from those estimates.

Acquisition of the Company by PLICO on October 1, 2013 – PLICO purchased the Company on October 1, 2013. The Company was previously owned by AXA Equitable Financial Services, LLC (“AEFS”), a wholly-owned subsidiary of AXA Financial, Inc. (“AXA”). Pursuant to the master agreement (the “Master Agreement”) dated April 11, 2013 with AXA and AEFS, PLICO acquired the stock of the Company from AEFS and entered into a reinsurance agreement pursuant to which it is reinsuring on a 100% indemnity reinsurance basis certain business of the Company’s former subsidiary, MONY Life Insurance Company of America.

Nature of Operations – The Company previously offered a broad portfolio of life insurance products consisting primarily of variable life and interest-sensitive life insurance products (including group universal life insurance), in addition to a whole life and a variety of term life insurance products. The Company also offered a variety of annuity products, such as variable annuities, fixed deferred annuities and payout annuities. During 2005, new sales of the Company’s products were discontinued, except for certain variable and fixed annuities in limited markets, interest-sensitive whole life insurance and group term life insurance. As part of the acquisition by PLICO, the Company no longer writes new business, but continues to service existing business.

MONY LIFE INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS — (Continued)

as of and for the years ended December 31, 2017 and 2016

(Statutory Basis)

1.	General (Continued)

Summary of Significant Accounting Policies – The Company uses the following significant accounting policies:

Cash and Investments

Investments are stated or determined by methodologies prescribed by the NAIC. Bonds not backed by other loans are stated at amortized cost using the interest method, except for bonds with a NAIC designation of 6 which are carried at the lower of amortized cost or market (fair value).

Loan-backed bonds and structured securities stated at amortized cost utilize anticipated prepayments to determine the effective yield at purchase. The majority of prepayment assumptions for loan-backed bonds and structured securities are obtained from Bloomberg; other sources are: broker-dealer surveys, trustee information, and internal estimates. These assumptions are consistent with current interest rates and the economic environment. Changes in the timing of estimated future cash flows from the original purchase assumptions are accounted for using the retrospective method.

Bond and preferred stock market values are obtained from a nationally recognized pricing service. The Company uses quotes obtained from brokers and internally developed pricing models to price those bonds that are not priced by this service.

Preferred stocks are stated at amortized cost or market values, depending on the assigned credit ratings. For preferred stocks carried at market, the difference between cost and market value is reflected in unassigned surplus.

Mortgage loans on real estate are stated at the aggregate unpaid principal balance. Book value adjustments are made for other-than-temporary declines. Temporary declines in value are reflected in unassigned surplus.

Common stocks are generally stated at a market value obtained from a nationally recognized pricing service.

Contract loans are carried at the unpaid principal balances. The excess of the unpaid contract loan balance over the cash surrender value, if any, is nonadmitted and reflected as an adjustment to surplus. Interest is capitalized on the anniversary date.

Cash includes all demand deposits reduced by the amount of outstanding checks and drafts. The Company has deposits with certain financial institutions which exceed federally insured limits. The Company reviews the credit worthiness of these financial institutions and believes there is minimal risk of material loss.

The Company’s investments in surplus notes with an NAIC Credit Rating Providers (“NAIC CRP”) designation of NAIC 1 or NAIC 2 are reported at amortized cost. Surplus notes held with no NAIC CRP designation, or with a designation of NAIC 3, 4, 5, or 6, are carried at the lesser of amortized cost or fair value. Investments in surplus notes are reported as “Other invested assets”.

MONY LIFE INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS — (Continued)

as of and for the years ended December 31, 2017 and 2016

(Statutory Basis)

1.	General (Continued)

Short-term investments are stated at amortized cost, which the Company believes approximates fair value. The short-term investment category includes those investments whose maturities at the time of acquisition were one year or less. As of December 31, 2017, money market mutual funds are classified as cash equivalents with measurement at fair value.

Receivables and payables for securities represent balances outstanding with brokers related to purchase and sale transactions. These balances are cleared as amounts are received or paid.

Investment income is recorded when earned.

Realized gains and losses on the sale or maturity of investments are determined on the basis of specific identification and are included in the Statements of Operations, net of the amount transferred to the IMR and net of applicable federal income taxes. The Company analyzes various factors to determine if any specific other-than-temporary asset impairments exist. Once a determination has been made that a specific other-than-temporary impairment (“OTTI”) exists, a realized loss is incurred and the cost basis of the impaired asset, other than loan-backed and structured securities, is adjusted to its fair value. Impaired loan-backed and structured securities are adjusted to the sum of their discounted future expected cash flows.

Premium Revenue and Related Commissions

Life premiums are generally recognized as income over the premium paying period of the related policies. On universal life-type insurance policies and annuities with life contingencies, premiums and considerations are recognized as revenue when received. Payments on deposit type contracts are recorded to the policy reserve. Health premiums are earned ratably over the terms of the related insurance and reinsurance contracts or policies. Expenses incurred in connection with the acquiring of new insurance business, including acquisition costs such as sales commission, are charged to operations as incurred.

Policyholders’ Dividends

A portion of the Company’s business has been issued on a participating basis. The amount of policyholders’ dividends to be paid is determined annually by the Company’s Board of Directors, and is included in dividends shown in the Company’s Statements of Operations. The aggregate amount of policyholders’ dividends is related to actual interest, mortality, morbidity and expense experience for the year and to management’s judgment as to the appropriate level of statutory capital and surplus to be retained by the Company.

The Company is subject to limitations on the amounts of statutory profits which can be retained with respect to certain classes of individual participating policies that were in force on November 16, 1998 which are not included in the Closed Block (see Note 17) and with respect to participating policies issued subsequent to November 16, 1998. Excess statutory profits, if any, will be distributed over time to such policyholders and are not available to the stockholder of the Company.

MONY LIFE INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS — (Continued)

as of and for the years ended December 31, 2017 and 2016

(Statutory Basis)

1.	General (Continued)

Aggregate Reserves for Policies and Contracts

Aggregate reserves for insurance and annuity policies are generally computed under the Commissioners’ Reserve Valuation Method and Commissioners’ Annuity Reserve Valuation Method, respectively, or otherwise under the net level premium method or comparable method, and are subject to reserve adequacy testing.

Benefit reserves are computed using statutory mortality and interest requirements and are generally determined without consideration of future withdrawals. Interest rates used in establishing such reserves range from 2.25% to 5.5% for life insurance reserves and from 3.5% to 11.25% for annuity and supplementary contract reserves.

Pension reserves are generally established at an amount equal to the total experience funds or contractholders’ balances, except for certain funds with unconditional surrender charges, where the reserves are equal to the contractholders’ balances less the applicable surrender charge. Additional reserves for the group and individual annuity contract business are maintained at an amount required to meet New York State formula.

The Company waives deduction of deferred fractional premiums upon death of the insureds and returns any portion of the final premium beyond the month of death. The Company has certain surrender values in excess of the legally computed reserves which are included in liability section of the Statements of Admitted Assets, Liabilities, and Capital and Surplus.

Substandard policies are valued from basic actuarial principles using the policy’s substandard rating.

As of December 31, 2017 and 2016, the Company had $259.5 million and $279.7 million, respectively, of insurance in force for which the gross premiums are less than the net premiums according to the standard valuation set by the State of New York. Reserves to cover this insurance totaled $2.8 million and $3.1 million net of reinsurance as of December 31, 2017 and 2016, respectively, and are reported in the liability section of the Statements of Admitted Assets, Liabilities, and Capital and Surplus.

The Tabular Interest, the Tabular less actual reserve released, and the Tabular Cost, have been determined by formulas. For the determination of investment earnings on funds not involving life contingencies, for each valuation rate of interest the tabular interest is calculated as one-hundredth of the product of such valuation rate of interest times the mean of the amounts of funds subject to such valuation rate of interest held at the beginning and the end of the year of valuation. The tabular interest on funds not involving life contingencies is generally the interest actually credited or paid on such funds.

The Company has no material details of other net change in reserves to report.

The Company anticipates investment income as a factor in the premium deficiency calculation, in accordance with Statement of Statutory Accounting Principles (“SSAP”) No. 54, “Individual and Group Accident and Health Contracts.”

MONY LIFE INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS — (Continued)

as of and for the years ended December 31, 2017 and 2016

(Statutory Basis)

1.	General (Continued)

Liabilities for losses and loss adjustment expenses for accident and health contracts are estimated by the Company’s valuation actuary using statistical claim development models to develop best estimates or liabilities for medical expense business and using tabular reserves employing mortality/morbidity tables and discount rates specified by regulatory authorities for disability income business.

Asset Valuation Reserve (“AVR”) and Interest Maintenance Reserve (“IMR”)

The Company established certain reserves as required by NAIC SAP. The AVR is based upon a statutory formula as prescribed by the NAIC to provide a standardized reserve for realized and unrealized losses from default and/or equity risks associated with all invested assets, excluding cash, contract loans, premium notes, collateral loans, and investment receivables. Realized gains and losses related to fixed maturities resulting from changes in credit quality and capital gains and losses related to all other investments, net of applicable federal income taxes, are reflected in the calculation of AVR. Unrealized gains and losses, net of applicable deferred federal income taxes, are also reflected in the calculation. Changes in AVR are charged or credited directly to unassigned surplus.

The IMR captures realized gains and losses, net of applicable federal income taxes, from the sale of fixed maturities. The portion of these realized gains and losses resulting from changes in the general level of interest rates is not recognized currently, but is amortized into income over the approximate remaining life of the investment sold.

Federal Income Taxes

The provision for federal income taxes is computed in accordance with those sections of the Internal Revenue Code applicable to life insurance companies. Deferred income taxes are provided based upon the expected future impact of differences between the financial statement and tax basis of assets and liabilities. The admission of gross deferred income tax assets is subject to various limitations as specified by NAIC SAP. Changes in deferred tax assets and liabilities are recognized as a separate component of gains and losses in unassigned surplus.

Reinsurance

The Company uses a variety of indemnity reinsurance agreements with reinsurers to control its loss exposure. Under the terms of these reinsurance agreements, the reinsurer is liable to reimburse the Company for the portion of paid claims ceded to it in accordance with the applicable reinsurance agreement. However, a contingent liability exists with respect to reinsurance ceded should the reinsurers be unable to meet their obligations. The Company’s general practice is to retain no more than $4.0 million of risk on any one person for individual products and $6.0 million for the last survivor products. Amounts in excess of those limits are reinsured with unaffiliated third parties.

Separate Accounts Invested Assets

The majority of securities in the Company’s Separate Accounts consist of mutual funds valued at market value. All other publicly traded bonds and stocks are also valued at market value. Direct placement bonds are stated at fair value, as determined by the Company or third party appraisers. Short-term investments held in money market Separate Accounts are stated at fair value regardless

MONY LIFE INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS — (Continued)

as of and for the years ended December 31, 2017 and 2016

(Statutory Basis)

1.	General (Continued)

of the length of maturity. Short-term investments held in all other Separate Accounts with remaining maturity at acquisition of (i) sixty days or less are stated at amortized cost, which the Company believes when combined with accrued income, approximates fair value; or (ii) more than sixty days are stated at fair value. Investments in shares of variable insurance trusts are stated at fair value, which reflects the net asset value of the various portfolios. Net asset values are based upon market or fair values of the securities held in each of the corresponding portfolios of the funds. Please refer to Note 13 for further information regarding the Company’s Separate Accounts.

2.	Statutory and Generally Accepted Accounting Principles Differences

Accounting practices prescribed or permitted by the Department vary in some respects from accounting principles generally accepted in the United States of America (“GAAP”). A summary of significant accounting practices, which differ from GAAP, are as follows:

(1)	the costs related to acquiring business, principally commissions and certain policy issue expenses, are charged to income in the year incurred and thus are not amortized over the period benefited, whereas premiums are taken into earnings over the premium paying period of the related policies;

(2)	deposits to universal life contracts, investment contracts and limited payment contracts are credited to revenue;

(3)	policy reserves for future policy benefits are actuarially computed in accordance with certain state statutes and administrative regulations including both net level and modified reserve bases. These liabilities are computed using statutory actuarial tables which do not allow for modification based on the Company’s experience, investment yields, mortality, or withdrawals. Aggregate reserves are shown net of the credit taken for reinsurance;

(4)	assets must be included in the statutory financial statements at “admitted asset value” and “nonadmitted assets” must be excluded through a charge against surplus;

(5)	bonds and short term investments are generally carried at amortized cost and preferred stocks at cost, irrespective of the Company’s investment portfolio activity;

(6)	subsidiaries and affiliates are carried as investments at net statutory book value, their periodic income is recorded as unrealized gain in surplus, and dividends are recorded as investment income;

(7)	certain assets and liabilities are reported net of ceded reinsurance balances;

(8)	realized capital gains and losses are reflected net of transfers to IMR and federal income tax in the Statements of Operations;

(9)	deferred federal income tax is provided based upon the expected future impact of differences between the financial statement and tax basis of assets and liabilities. The admission of gross deferred income taxes is subject to various limitations as specified by NAIC SAP. In addition, changes in deferred tax assets and liabilities are recognized as a separate component of gains and losses in unassigned surplus;

MONY LIFE INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS — (Continued)

as of and for the years ended December 31, 2017 and 2016

(Statutory Basis)

2.	Statutory and Generally Accepted Accounting Principles Differences (Continued)

(10)	adjustments reflecting the valuation of investments at the statement date are carried to the surplus account as unrealized investment gains or losses, without providing for federal income tax or income tax reductions;

(11)	sales of assets between affiliated companies are generally recorded at fair value;

(12)	the AVR is reported as a liability rather than as a reduction in investments and is charged directly to surplus;

(13)	the IMR is reported as a liability and the amortization of the IMR is reported in the income section of the Statements of Operations;

(14)	the Statements of Cash Flows are presented in the required statutory format;

(15)	the changes in nonadmitted assets, net deferred income taxes, reserves on account of a change in valuation basis, AVR, liability for unauthorized reinsurance, and net unrealized capital gains and losses are recorded as direct increases and decreases to surplus;

(16)	life insurance premiums deferred and uncollected represent annual or fractional premiums, either due and uncollected or not yet due, where policy reserves have been provided on the assumption that the full premium for the current policy year has been collected;

(17)	for reserve credits taken related to reinsurers considered “unauthorized” by the Department, the Company must obtain letters of credit, funds withheld or other forms of collateral in amounts at least equal to the reserve credits. To the extent such collateral is not obtained, the Company must record a liability for reinsurance in unauthorized companies with a charge to unassigned surplus;

(18)	market value adjusted annuities are included in the Company’s general account for GAAP purposes, but are included in Separate Accounts on a statutory basis;

(19)	goodwill of entities acquired is recorded at the parent level for NAIC SAP, rather than at the subsidiary level;

(20)	surplus notes are carried as equity rather than as a liability.

On February 1, 2015, PLC was acquired by The Dai-ichi Life Insurance Company, Limited, a kabushiki kaisha organized under the laws of Japan (now known as Dai-ichi Life Holdings, Inc.). On a GAAP basis, PLC and its subsidiaries, including the Company, accounted for this acquisition under the acquisition method of accounting prescribed in ASC Topic 805, “Business Combinations”. In accordance with this guidance, “pushdown” accounting was elected, including the initial recognition of most of PLC’s and its subsidiaries’ assets and liabilities at fair value as of the acquisition date. The new basis of accounting will be the basis of the accounting records in the preparation of future consolidated GAAP financial statements and related disclosures after the acquisition date. As this basis is no longer comparable to the historical GAAP basis prior to the acquisition, the differences between NAIC SAP and GAAP have not been quantified as of and for the years ended December 31, 2017 and 2016; however, the differences are presumed to be material.

MONY LIFE INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS — (Continued)

as of and for the years ended December 31, 2017 and 2016

(Statutory Basis)

3.	Accounting Changes

Effective December 31, 2017, the Company adopted the substantive revisions to SSAP No. 26R, “Bonds” (“SSAP No. 26R”), which was updated to remove SVO-identified instruments from the definition of a bond and provide separate statutory accounting guidance for these instruments. The revisions also incorporate the definition of a “security” within the definition of a bond, and incorporate definitions for non-bond, fixed-income instruments. The election to adopt SSAP No. 26R was required as of December 31, 2017, but the application of the changes therein will be effective January 1, 2018. The adoption of these revisions did not have a material effect on the Company’s financial statements.

Effective December 31, 2017, the Company applied the substantive revisions to SSAP No. 2, “Cash, Cash Equivalents, and Short-Term Investments” (SSAP No. 2R), which requires the reclassification of reporting money market mutual funds from short-term investments to cash equivalents. The adoption of these revisions resulted in $3.4 million of securities being classified as “cash equivalents” rather than “short-term investments” on the Company’s December 31, 2017 Statement of Admitted Assets.

Effective January 1, 2017, the Company adopted SSAP No. 103R, “Transfers of Servicing of Financial Assets and Extinguishments of Liabilities” (“SSAP No. 103R”), which provides accounting and reporting guidance for short sales. The adoption of these revisions did not have a material effect on the Company’s financial statements.

Effective January 1, 2017, the Company adopted SSAP No. 41R, “Surplus Notes”, which provides accounting and reporting guidance for the measurement method for holders of surplus notes. The adoption of these revisions did not have a material effect on the Company’s financial statements.

Effective January 1, 2017, the Company adopted the substantive revisions to SSAP No. 51, “Life Contracts” (“SSAP No. 51R”), which was updated to reference the Valuation Manual as part of Principle-Based Reserving implementation. The adoption of these revisions did not have a material effect on the Company’s financial statements.

Effective January 1, 2017, the Company adopted the substantive revisions to SSAP No. 35, “Guaranty Fund and Other Assessments” (“SSAP No. 35R”), which was updated to allow expected renewals of short-term health contracts to be considered in determining the assets recognized from accrued guaranty fund liability assessments, and to require the discounting of long-term care guaranty fund assessments and related assets. The adoption of these revisions did not have a material effect on the Company’s financial statements.

Effective January 1, 2017, the Company adopted revisions to SSAP No. 26R, related to the accounting and reporting of prepayment penalties for callable securities. The difference between total proceeds received, less par value, is to be reported in net investment income and the difference between book adjusted carrying value and par at time of disposal shall be reported as realized capital gains or losses. In addition, companies are required to disclose prepayment penalties and acceleration fees for callable securities, which are included in Note 4. The adoption of these revisions did not have a material effect on the Company’s financial statements.

MONY LIFE INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS — (Continued)

as of and for the years ended December 31, 2017 and 2016

(Statutory Basis)

3.	Accounting Changes (Continued)

Effective August 26, 2016, the Company adopted the substantive revisions to SSAP No. 51, “Life Contracts” (“SSAP No. 51R”), which was updated to provide guidance on how to determine the change in valuation basis for Principle-Based Reserving. The adoption of these revisions did not have a material effect on the Company’s financial statements.

4.	Investments

Net Investment Income

Net investment income for the years ending December 31 consists of the following:

	2017	2016
	($ in thousands)
Bonds	$260,857	$272,359
Stocks	5,491	6,297
Mortgage loans	14,431	20,976
Cash, cash equivalents, and short term investments	619	310
Contract loans	42,207	43,510
Other invested assets	192	0
Miscellaneous investment income	368	0

Total investment income	324,165	343,452
Investment expenses	(22,262)	(21,875)

Net investment income	$301,903	$321,577

Due and accrued income is excluded from investment income on the following basis:

Mortgage loans –	Income is excluded on loans delinquent more than 90 days. For loans less than 90 days delinquent, interest is accrued unless it is determined that the accrued interest is not collectible.

Bonds –	When the Company determines collection of interest to be uncertain or interest is 90 days past due, the accrual of interest receivable is discontinued.

No amounts were excluded from investment income due and accrued as of December 31, 2017 and 2016.

MONY LIFE INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS — (Continued)

as of and for the years ended December 31, 2017 and 2016

(Statutory Basis)

4.	Investments (Continued)

Realized Gains and Losses

Realized investment gains (losses) for the years ended December 31 are summarized as follows:

	2017	2016
	($ in thousands)
Bonds	$7,073	$8,548
Preferred stocks	(120)	0
Other investments	5	(1)
Other-than-temporary impairments	(265)	0
Less:
Interest maintenance reserve	3,369	4,402
Federal income taxes	4,275	4,924

Net realized investment losses	$(951)	$(779)

Proceeds from the sales of investments in bonds and preferred stocks during 2017 and 2016 were approximately $217.3 million and $145.2 million, respectively. The Company realized gross gains of $7.3 million and $8.5 million on those sales for the years ended December 31, 2017 and 2016, respectively. The Company realized gross losses on those sales of $(0.4) million and $0 for the years ended December 31, 2017 and 2016, respectively

Unrealized Gains and Losses

The change in net unrealized investment gains (losses) included in surplus for the years ended December 31 is as follows:

	2017	2016
	($ in thousands)
Preferred stock	$219	$(491)
Less:
Federal income taxes	115	(172)

Change in net unrealized capital gains (losses)	$104	$(319)

MONY LIFE INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS — (Continued)

as of and for the years ended December 31, 2017 and 2016

(Statutory Basis)

4.	Investments (Continued)

Bonds and Preferred Stocks

The statement value and estimated market value of the Company’s bond and preferred stock investments at December 31 are as follows:

	Statement Value	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Market Value
	($ in thousands)
2017
Bonds:
US Government	$47,233	$490	$(93)	$47,630
Other governments	52,845	4,356	(47)	57,154
US states, territories and possessions	17,770	1,318	0	19,088
US political subdivisions	19,415	4,657	0	24,072
US special revenue and assessment	187,569	14,760	(3,321)	199,008
Industrial and miscellaneous	4,696,426	317,150	(19,173)	4,994,403
Hybrids	31,508	1,829	0	33,337

Total bonds, excluding loan-backed and structured securities	5,052,766	344,560	(22,634)	5,374,692
Loan-backed and structured securities:
Residential mortgage backed securities	453,559	5,242	(3,110)	455,691
Commercial mortgage backed securities	235,182	2,013	(3,224)	233,971
Other loan-backed and structured securities	7,997	52	0	8,049

Total loan-backed and structured securities	696,738	7,307	(6,334)	697,711

Total bonds	5,749,504	351,867	(28,968)	6,072,403

Preferred stocks	76,573	1,283	(1,297)	76,559

Total bonds and preferred stocks	$5,826,077	$353,150	$(30,265)	$6,148,962

	Statement Value	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Market Value
	($ in thousands)
2016
Bonds:
US Government	$47,047	$1,443	$(76)	$48,414
US states, territories and possessions	18,861	1,419	0	20,280
US political subdivisions	19,422	4,026	0	23,448
US special revenue and assessment	187,984	10,653	(5,313)	193,324
Industrial and miscellaneous	4,800,785	199,089	(67,590)	4,932,284
Hybrids	31,500	775	(3,940)	28,335

Total bonds, excluding loan-backed and structured securities	5,105,599	217,405	(76,919)	5,246,085
Loan-backed and structured securities:
Residential mortgage backed securities	390,082	4,354	(3,352)	391,084
Commercial mortgage backed securities	238,062	984	(5,422)	233,624
Other loan-backed and structured	7,996	0	(440)	7,556

Total loan-backed and structured securities	636,140	5,338	(9,214)	632,264

Total bonds	5,741,739	222,743	(86,133)	5,878,349

Preferred stocks	106,489	355	(3,934)	102,910

Total bonds and preferred stocks	$5,848,228	$223,098	$(90,067)	$5,981,259

MONY LIFE INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS — (Continued)

as of and for the years ended December 31, 2017 and 2016

(Statutory Basis)

4.	Investments (Continued)

The statement value and estimated market value of bonds at December 31, 2017, by expected maturity is shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay certain of these obligations.

	Statement Value	Estimated Market Value
	($ in thousands)
Bonds, excluding loan-backed and structured securities:
Due in 1 year or less	$254,636	$259,310
Due after 1 year through 5 years	1,042,081	1,086,815
Due after 5 years through 10 years	949,468	970,005
Due after 10 years	2,806,581	3,058,562

Total bonds, excluding loan-backed and structured securities	5,052,766	5,374,692
Total loan-backed and structured securities	696,738	697,711

Total bonds	$5,749,504	$6,072,403

The Company’s investment gross unrealized losses and estimated market value, aggregated by investment category and length of time that individual securities have been in a continuous loss position, at December 31 are as follows:

	Less Than 12 Months		12 Months or More		Total
	Estimated Market Value	Gross Unrealized Loss	Estimated Market Value	Gross Unrealized Loss	Estimated Market Value	Gross Unrealized Loss
	($ in thousands)
2017
Bonds:
US Governments	$3,688	$(11)	$3,544	$(82)	$7,232	$(93)
Other governments	10,935	(47)	0	0	10,935	(47)
US special revenue and assessment	0	0	51,679	(3,321)	51,679	(3,321)
Industrial and miscellaneous	319,654	(3,590)	341,469	(15,583)	661,123	(19,173)

Total bonds, excluding loan-backed and structured securities	334,277	(3,648)	396,692	(18,986)	730,969	(22,634)

Loan-backed and structured securities:
Residential mortgage backed securities	177,465	(1,434)	36,416	(1,676)	213,881	(3,110)
Commerical mortgage backed securities	56,983	(465)	84,133	(2,759)	141,116	(3,224)

Total loan-backed and structured securities	234,448	(1,899)	120,549	(4,435)	354,997	(6,334)

Total bonds	568,725	(5,547)	517,241	(23,421)	1,085,966	(28,968)

Preferred stocks	11,170	(56)	7,240	(1,241)	18,410	(1,297)

Total bonds and preferred stocks	$579,895	$(5,603)	$524,481	$(24,662)	$1,104,376	$(30,265)

MONY LIFE INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS — (Continued)

as of and for the years ended December 31, 2017 and 2016

(Statutory Basis)

4.	Investments (Continued)

	Less Than 12 Months		12 Months or More		Total
	Estimated Market Value	Gross Unrealized Loss	Estimated Market Value	Gross Unrealized Loss	Estimated Market Value	Gross Unrealized Loss
	($ in thousands)
2016
Bonds:
US Governments	$3,836	$(76)	$0	$0	$3,836	$(76)
US special revenue and assessment	74,127	(5,313)	0	0	74,127	(5,313)
Industrial and miscellaneous	1,329,283	(43,093)	212,938	(24,497)	1,542,221	(67,590)
Hybrids	0	0	17,560	(3,940)	17,560	(3,940)

Total bonds, excluding loan-backed and structured securities	1,407,246	(48,482)	230,498	(28,437)	1,637,744	(76,919)

Loan-backed and structured securities:
Residential mortgage backed securities	188,047	(3,340)	20,837	(12)	208,884	(3,352)
Commerical mortgage backed securities	164,911	(5,422)	0	0	164,911	(5,422)
Asset-backed securities	7,557	(440)	0	0	7,557	(440)

Total loan-backed and structured securities	360,515	(9,202)	20,837	(12)	381,352	(9,214)

Total bonds	1,767,761	(57,684)	251,335	(28,449)	2,019,096	(86,133)

Preferred stocks	61,954	(2,864)	7,412	(1,070)	69,366	(3,934)

Total bonds and preferred stocks	$1,829,715	$(60,548)	$258,747	$(29,519)	$2,088,462	$(90,067)

For securities other than loan-backed securities, the Company generally considers a number of factors in determining whether an impairment is other-than-temporary (please see the “Loan-backed and Structured Securities” section for information on loan-backed security OTTIs). These include, but are not limited to: 1) actions taken by rating agencies, 2) default by the issuer, 3) the significance of the decline, 4) an assessment of the Company’s intent to sell the security (including a more likely than not assessment of whether the Company will be required to sell the security) before recovering the security’s amortized cost, 5) the duration of the decline, 6) an economic analysis of the issuer’s industry, and 7) the financial strength, liquidity, and recoverability of the issuer. Management performs a security by security review each quarter in evaluating the need for any OTTIs. Although no set formula is used in this process, the investment performance, collateral position, and continued viability of the issuer are significant measures considered. For securities in an unrealized loss position for which an OTTI was not recognized, the Company believes that it will collect all amounts contractually due and has the intent and the ability to hold these securities until recovery. The Company recognized $0.3 million and $0 of OTTIs on non-loan-backed securities during 2017 and 2016, respectively.

The Company held securities with a market value of $524.5 million in an unrealized loss position for greater than 12 months at December 31, 2017, consisting primarily of energy, non-agency commercial mortgage-backed, U.S. government related agencies, and banking securities. The Company held securities with a market value of $258.7 million in an unrealized loss position for greater than 12 months at December 31, 2016, consisting primarily of energy, banking, oil field services, and chemicals securities. The aggregate decline in market value of these securities was deemed temporary due to positive factors supporting the recoverability of the respective investments. Positive factors considered included credit ratings, the financial health of the investee, the continued access of the investee to capital markets, and other pertinent information.

The Company had no individual bonds that exceeded 10% of capital and surplus at December 31, 2017 and 2016.

MONY LIFE INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS — (Continued)

as of and for the years ended December 31, 2017 and 2016

(Statutory Basis)

4.	Investments (Continued)

As of December 31, 2017 and 2016, bonds and cash having a market value of $7.3 million and $7.5 million were on deposit with various governmental authorities as required by law.

The Company held no securities with a 5* NAIC rating as of December 31, 2017 and 2016.

Loan-backed and Structured Securities

For the impairment review of loan-backed and structured securities, the Company employs the retrospective method, basing its assumptions regarding expected maturity dates on market interest rates and overall economic conditions. The information that was used for these assumptions was provided by a nationally-recognized, real-time database.

For the year ended December 31, 2017, no OTTIs were recorded due to an intent to sell these securities. Also, no such impairments were recorded due to an inability or lack of intent to retain the securities for a period of time sufficient to recover their amortized cost.

During 2017 and 2016, the Company recognized no OTTIs for loan-backed securities held as of the end of the year.

All impaired securities (fair value is less than cost or amortized cost) for which an OTTI has not been recognized in earnings as a realized loss (including securities with a recognized OTTI for non-interest related declines when a non-recognized interest related impairment remains) are as follows as of December 31, 2017:

		($ in thousands)
a. The aggregate amount of unrealized losses:
	1. Less than 12 months	$1,899

	2. Twelve months or longer	$4,435

b. The aggregate related fair value of securities with unrealized losses:
	1. Less than 12 months	$234,448

	2. Twelve months or longer	$120,549

In determining whether a loan-backed security had experienced an OTTI, the Company considered the delinquency (and foreclosure status, if applicable) of the underlying loans or mortgages, the expected recovery value of the underlying collateral (if any) in relation to the current amount of the investment, and the degree to which such losses, based upon the foregoing factors, will first be absorbed by tranches that are subordinate to the Company’s securities.

The Company has no subprime mortgage related risk exposure.

MONY LIFE INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS — (Continued)

as of and for the years ended December 31, 2017 and 2016

(Statutory Basis)

4.	Investments (Continued)

Structured Notes

The Company held the following structured notes as of December 31:

CUSIP Identification	Actual Cost	Fair Value	Book/Adjusted Carrying Value	Mortgage-Referenced Security (YES/NO)
($ in thousands)
2017
06367TCG3	$ 25,000	$ 24,816	$ 25,000	NO
67088CAA5	0	1,924	0	NO
89236TDA0	23,000	22,865	23,000	NO

Total	$ 48,000	$ 49,605	$ 48,000	XXX

2016
06367TCG3	$ 25,000	$ 24,105	$ 25,000	NO
67088CAA5	0	1,805	0	NO
89236TDA0	23,000	22,308	23,000	NO

Total	$ 48,000	$ 48,218	$ 48,000	XXX

Prepayment Penalties or Acceleration Fees

The Company had the following prepayment penalties or acceleration fees for the year ended December 31, 2017:

	General Account	Separate Account
	($ in thousands)
(1) Number of CUSIPs	24	0

(2) Aggregate amount of investment income	$6,508	$0

Mortgage Loans

As of December 31, 2017, the Company’s mortgage loan portfolio had the following concentrations by type of property:

% of Portfolio
Retail	31.9%
Hotel	25.2
Apartments	20.3
Industrial/Warehouse	12.8
Office	9.8

Total	100.0%

MONY LIFE INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS — (Continued)

as of and for the years ended December 31, 2017 and 2016

(Statutory Basis)

4.	Investments (Continued)

As of December 31, 2017, the Company’s mortgage loan portfolio had the following concentrations by location:

% of Portfolio
California	16.6%
Illinois	15.4
Georgia	13.5
Texas	12.6
North Carolina	11.7
Alabama	6.4
New Jersey	6.3
Virginia	5.6
South Carolina	4.9
Ohio	4.6
New Mexico	1.3
Louisiana	0.6
Tennessee	0.3
Florida	0.2

Total	100.0%

The minimum and maximum lending rates for new commercial mortgage loans during 2017 were 3.75% and 4.75% .

The target percentage of any one loan to the value of collateral at the time of the loan, exclusive of insured or guaranteed or purchase money mortgages, is generally 75%. For loans the Company held as of December 31, 2017, the maximum percentage of any one loan to the value of security at the time of the loan was 75%.

As of December 31, 2017, the Company did not have any mortgages with interest more than 90 days past due. The Company had no allowance for credit losses and had no mortgage loans derecognized as a result of foreclosure as of, and for the year ended December 31, 2017 or 2016.

As of December 31, 2017, no taxes and/or assessments had been advanced but not repaid or included in the mortgage loan total.

MONY LIFE INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS — (Continued)

as of and for the years ended December 31, 2017 and 2016

(Statutory Basis)

4.	Investments (Continued)

The following is an aging analysis of the Company’s mortgage loans:

	$ in thousands
	Farm	Residential		Commercial		Mezzanine	Total
		Insured	All Other	Insured	All Other
a. Current Year
1. Recorded Investment (All)
(a) Current	$0	$0	$0	$0	$256,954	$0	$256,954
(b) 30-59 Days Past Due	0	0	0	0	0	0	0
(c) 60-89 Days Past Due	0	0	0	0	0	0	0
(d) 90-179 Days Past Due	0	0	0	0	0	0	0
(e) 180+ Days Past Due	0	0	0	0	0	0	0
2. Accruing Interest 90-179 Days Past Due
(a) Recorded Investment	$0	$0	$0	$0	$0	$0	$0
(b) Interest Accrued	0	0	0	0	0	0	0
3. Accruing Interest 180+ Days Past Due
(a) Recorded Investment	$0	$0	$0	$0	$0	$0	$0
(b) Interest Accrued	0	0	0	0	0	0	0
4. Interest Reduced
(a) Recorded Investment	$0	$0	$0	$0	$0	$0	$0
(b) Number of Loans	0	0	0	0	0	0	0
(c) Percent Reduced	0%	0%	0%	0%	0%	0%	0%
5. Participant or Co-lender in a Mortgage Loan Agreement
(a) Recorded Investment	$0	$0	$0	$0	$0	$0	$0
b. Prior Year
1. Recorded Investment (All)
(a) Current	$0	$0	$0	$0	$291,663	$0	$291,663
(b) 30-59 Days Past Due	0	0	0	0	0	0	0
(c) 60-89 Days Past Due	0	0	0	0	0	0	0
(d) 90-179 Days Past Due	0	0	0	0	0	0	0
(e) 180+ Days Past Due	0	0	0	0	0	0	0
2. Accruing Interest 90-179 Days Past Due
(a) Recorded Investment	$0	$0	$0	$0	$0	$0	$0
(b) Interest Accrued	0	0	0	0	0	0	0
3. Accruing Interest 180+ Days Past Due
(a) Recorded Investment	$0	$0	$0	$0	$0	$0	$0
(b) Interest Accrued	0	0	0	0	0	0	0
4. Interest Reduced
(a) Recorded Investment	$0	$0	$0	$0	$0	$0	$0
(b) Number of Loans	0	0	0	0	0	0	0
(c) Percent Reduced	0%	0%	0%	0%	0%	0%	0%
5. Participant or Co-lender in a Mortgage Loan Agreement
(a) Recorded Investment	$0	$0	$0	$0	$0	$0	$0

The Company had no investments in impaired loans and no allowances for credit losses as of December 31, 2017 and 2016. The Company recognized no OTTIs on mortgage loans during 2017 and 2016. The Company uses the loan-to-value ratio as a credit quality indicator, which is a component of the Company’s ongoing monitoring of the credit risk of its mortgage loan portfolio. The Company also monitors borrower conditions such as payment practices, borrower credit, operating performance, and property conditions, as well as ensuring the timely payment of property taxes and insurance. Through this monitoring process, the Company assesses the risk of each loan. As of December 31, 2017 and 2016, the Company had no mortgage loans that exceeded a 75% loan to value ratio based on the most recent appraisal.

MONY LIFE INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS — (Continued)

as of and for the years ended December 31, 2017 and 2016

(Statutory Basis)

4.	Investments (Continued)

Common Stock - Federal Home Loan Bank (“FHLB”) Agreements

The Company is a member of the FHLB of New York. Through its membership, the Company may receive cash advances as a result of issuing funding agreements to and entering repurchase agreements with the FHLB of New York. The Company had no advances outstanding as of December 31, 2017 or 2016.

The Company uses funds obtained from the funding agreements in an investment spread strategy, consistent with its other investment spread operations. The Company applies SSAP No. 52, “Deposit-Type Contracts” accounting treatment to the funding agreements, consistent with its other deposit-type contracts. It is not part of the Company’s strategy to utilize these funds for operations, and any funds obtained from the FHLB of New York for use in general operations would be accounted for consistently with SSAP No. 15, “Debt and Holding Company Obligations”.

Amounts received under repurchase agreements are accounted for pursuant to SSAP No. 103R.

The Company’s aggregate totals of FHLB capital stock are as follows:

Current Year

	1 Total 2+3	2 General Account	3 Separate Accounts
	($ in thousands)
(a) Membership stock-Class A	$0	$0	$0
(b) Membership stock-Class B	852	852	0
(c) Activity stock	0	0	0
(d) Excess stock	0	0	0
(e) Aggregate total	852	852	0
(f) Actual or estimated borrowing capacity as determined by the insurer	0	XXX	XXX

Prior Year-end

	1 Total 2+3	2 General Account	3 Separate Accounts
	($ in thousands)
(a) Membership stock-Class A	$0	$0	$0
(b) Membership stock-Class B	1,125	1,125	0
(c) Activity stock	0	0	0
(d) Excess stock	0	0	0
(e) Aggregate total	1,125	1,125	0
(f) Actual or estimated borrowing capacity as determined by the insurer	0	XXX	XXX

Membership stock eligible and not eligible for redemption as of December 31, 2017, is as follows:

Membership stock	Current Year Total	Not Eligible for Redemption	Less than 6 Months	6 Months to Less Than 1 year	1 to Less Than 3 Years	3 to 5 Years
	($ in thousands)
1. Class A	$0	$0	$0	$0	$0	$0
2. Class B	852	852	0	0	0	0

The Company had no borrowings outstanding under FHLB agreements during the years ended December 31, 2017 and 2016.

MONY LIFE INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS — (Continued)

as of and for the years ended December 31, 2017 and 2016

(Statutory Basis)

4.	Investments (Continued)

Restricted Assets

The Company’s restricted assets are as follows as of December 31:

2017	$ in thousands
	Gross (Admitted and Nonadmitted) Restricted							Current Year
	Current Year					6	7	8	9	Percentage
	1	2	3	4	5					10	11
Restricted Asset Category	Total General Account (G/A)	G/A Supporting S/A Activity (a)	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity (b)	Total (1 plus 3)	Total From Prior Year	Increase/ (Decrease) (5 minus 6)	Total Nonadmitted Restricted	Total Admitted Restricted (5 minus 8)	Gross (Admitted and Nonadmitted) Restricted to Total Assets ©	Admitted Restricted to Total Admitted Assets (d)
a. Subject to contractual obligation for	$0	$0	$0	$0	$0	$0	$0	$0	0	0.0%	0.0%
b. Collateral held under security lending	0	0	0	0	0	0	0	0	0	0.0%	0.0%
c. Subject to Repurchase agreements	0	0	0	0	0	15,000	(15,000)	0	0	0.0%	0.0%
d. Subject to reverse repurchase agreements	0	0	0	0	0	0	0	0	0	0.0%	0.0%
e. Subject to dollar repurchase agreements	0	0	0	0	0	0	0	0	0	0.0%	0.0%
f. Subject to dollar reverse repurchase	0	0	0	0	0	0	0	0	0	0.0%	0.0%
g. Placed under option contracts	0	0	0	0	0	0	0	0	0	0.0%	0.0%
h. Letter stock or securities restricted as to sale-excluding FHLB capital stock	0	0	0	0	0	0	0	0	0	0.0%	0.0%
I. Federal home loan bank capital stock	852	0	0	0	852	1,125	(273)	0	852	0.0%	0.0%
j. On deposit with states	7,324				7,324	7,489	(165)	0	7,324	0.1%	0.1%
k. On deposit with other regulatory bodies	0	0	0	0	0	0	0	0	0	0.0%	0.0%
l. Pledged as collateral to FHLB (including assets backing funding agreements)	0	0	0	0	0	0	0	0	0	0.0%	0.0%
m. Pledged as collateral not captured in other categories	0	0	0	0	0	0	0	0	0	0.0%	0.0%
n. Other restricted assets	0	0	0	0	0	0	0	0	0	0.0%	0.0%
o Total Restricted Assets	$8,176	$0	$0	$0	$8,176	$23,614	$(15,438)	$0	$8,176	0.1%	0.1%

2016	$ in thousands
	Gross (Admitted and Nonadmitted) Restricted							Current Year
	Current Year					6	7	8	9	Percentage
	1	2	3	4	5					10	11
Restricted Asset Category	Total General Account (G/A)	G/A Supporting S/A Activity (a)	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity (b)	Total (1 plus 3)	Total From Prior Year	Increase/ (Decrease) (5 minus 6)	Total Nonadmitted Restricted	Total Admitted Restricted (5 minus 8)	Gross (Admitted and Nonadmitted) Restricted to Total Assets ©	Admitted Restricted to Total Admitted Assets (d)
a. Subject to contractual obligation for which liability is not shown	$0	$0	$0	$0	$0	$0	$0	$0	0	0.0%	0.0%
b. Collateral held under security lending agreements	0	0	0	0	0	0	0	0	0	0.0%	0.0%
c. Subject to Repurchase agreements	15,000	0	0	0	15,000	0	15,000	0	15,000	0.2%	0.2%
d. Subject to reverse repurchase agreements	0	0	0	0	0	0	0	0	0	0.0%	0.0%
e. Subject to dollar repurchase agreements	0	0	0	0	0	0	0	0	0	0.0%	0.0%
f. Subject to dollar reverse repurchase agreements	0	0	0	0	0	0	0	0	0	0.0%	0.0%
g. Placed under option contracts	0	0	0	0	0	0	0	0	0	0.0%	0.0%
h. Letter stock or securities restricted as to sale-excluding FHLB capital stock	0	0	0	0	0	0	0	0	0	0.0%	0.0%
I. Federal home loan bank capital stock	1,125	0	0	0	1,125	1,103	22	0	1,125	0.0%	0.0%
j. On deposit with states	7,489				7,489	7,483	6	0	7,489	0.1%	0.1%
k. On deposit with other regulatory bodies	0	0	0	0	0	0	0	0	0	0.0%	0.0%
l. Pledged as collateral to FHLB (including assets backing funding agreements)	0	0	0	0	0	0	0	0	0	0.0%	0.0%
m. Pledged as collateral not captured in other categories	0	0	0	0	0	0	0	0	0	0.0%	0.0%
n. Other restricted assets	0	0	0	0	0	0	0	0	0	0.0%	0.0%
o Total Restricted Assets	$23,614	$0	$0	$0	$23,614	$8,586	$15,028	$0	$23,614	0.3%	0.3%

MONY LIFE INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS — (Continued)

as of and for the years ended December 31, 2017 and 2016

(Statutory Basis)

4.	Investments (Continued)

Repurchase Agreements and Wash Sales

For repurchase agreements, the Company initiates short-term (typically less than 30 days) collateralized borrowings whereby cash is received and securities are posted as collateral. The Company reports the cash proceeds as a liability, and the difference between the cash proceeds and the amount at which the securities are reacquired as interest expense. As of December 31, 2017, the Company had no balances outstanding under these agreements.

In the normal course of the Company’s investment management, securities can be sold and reacquired within 30 days. This practice is known as wash sales. The Company did not record any wash sales for the years ended December 31, 2017 and 2016.

Repurchase Agreements Transactions Accounted for as Secured Borrowing

While the Company anticipates that its cash flows will be sufficient to meet its investment commitments and operating cash needs in a normal credit market environment, the Company recognizes that investment commitments scheduled to be funded may, from time to time, exceed the funds then available. Therefore, the Company has established repurchase agreement programs to provide liquidity when needed. The Company expects that the rate received on its investments will equal or exceed its borrowing rate. Under this program, the Company may, from time to time, sell an investment security at a specific price and agree to repurchase that security at another specified price at a later date. These borrowings are typically for a term less than 90 days. The market value of securities to be repurchased is monitored and collateral levels are adjusted where appropriate to protect the counterparty against credit exposure. Cash received is invested in fixed maturity securities, and the agreements provided for net settlement in the event of default or on termination of the agreements. Due to the short tenor of the repurchase agreements, the Company would not expect any stress on liquidity to be an issue.

If market deterioration is detected and/or additional sources of liquidity are needed to manage asset/liability mismatches, the Company would draw down short-term investment positions and conserve cash by ceasing new investment activity. The Company also has an intercompany loan agreement set up with the Company’s parent, PLICO, if needed.

The types of repurchase agreement trades used during the fourth quarter of 2017 are as follows:

	1 First Quarter	2 Second Quarter	3 Third Quarter	4 Fourth Quarter
(a) Bilateral (Yes/No)	XXX	XXX	XXX	Yes
(b) Tri-Party (Yes/No)	XXX	XXX	XXX	No

MONY LIFE INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS — (Continued)

as of and for the years ended December 31, 2017 and 2016

(Statutory Basis)

4.	Investments (Continued)

A summary of the maturity time frame and ending balance of repurchase agreement transactions during the fourth quarter of 2017 is as follows:

	$ in thousands
	First Quarter				Second Quarter
	1	2	3	4	5	6	7	8
	Minimum	Maximum	Average Daily Balance	Ending Balance	Minimum	Maximum	Average Daily Balance	Ending Balance
a. Open - No Maturity	XXX	XXX	XXX	XXX	XXX	XXX	XXX	XXX
b. Overnight	XXX	XXX	XXX	XXX	XXX	XXX	XXX	XXX
c. 2 Days to 1 Week	XXX	XXX	XXX	XXX	XXX	XXX	XXX	XXX
d. > 1 Week to 1 Month	XXX	XXX	XXX	XXX	XXX	XXX	XXX	XXX
e. > 1 Month to 3 Months	XXX	XXX	XXX	XXX	XXX	XXX	XXX	XXX
f. > 3 Months to 1 Year	XXX	XXX	XXX	XXX	XXX	XXX	XXX	XXX
g. > 1 Year	XXX	XXX	XXX	XXX	XXX	XXX	XXX	XXX

	$ in thousands
	Third Quarter				Fourth Quarter
	9	10	11	12	13	14	15	16
	Minimum	Maximum	Average Daily Balance	Ending Balance	Minimum	Maximum	Average Daily Balance	Ending Balance
a. Open - No Maturity	XXX	XXX	XXX	XXX	$0	$0	$0	$0
b. Overnight	XXX	XXX	XXX	XXX	0	0	0	0
c. 2 Days to 1 Week	XXX	XXX	XXX	XXX	0	0	0	0
d. > 1 Week to 1 Month	XXX	XXX	XXX	XXX	0	22,265	3,837	0
e. > 1 Month to 3 Months	XXX	XXX	XXX	XXX	0	0	0	0
f. > 3 Months to 1 Year	XXX	XXX	XXX	XXX	0	0	0	0
g. > 1 Year	XXX	XXX	XXX	XXX	0	0	0	0

The Company had no securities “sold” and/or acquired that resulted in default.

A summary of securities “sold” under repurchase agreement - secured borrowing during the fourth quarter of 2017 is as follows:

	$ in thousands
	First Quarter				Second Quarter
	1	2	3	4	5	6	7	8
	Minimum	Maximum	Average Daily Balance	Ending Balance	Minimum	Maximum	Average Daily Balance	Ending Balance
a. BACV	XXX	XXX	XXX	XXX	XXX	XXX	XXX	XXX
b. Nonadmitted - Subset of BACV	XXX	XXX	XXX	XXX	XXX	XXX	XXX	XXX
c. Fair Value	XXX	XXX	XXX	XXX	XXX	XXX	XXX	XXX

	$ in thousands
	Third Quarter				Fourth Quarter
	9	10	11	12	13	14	15	16
	Minimum	Maximum	Average Daily Balance	Ending Balance	Minimum	Maximum	Average Daily Balance	Ending Balance
a. BACV	XXX	XXX	XXX	XXX	XXX	XXX	XXX	$0
b. Nonadmitted - Subset of BACV	XXX	XXX	XXX	XXX	XXX	XXX	XXX	0
c. Fair Value	XXX	XXX	XXX	XXX	$0	$23,615	$4,069	0

The Company held no securities “sold” under repurchase agreement-secured borrowings as of December 31, 2017. No collateral was received as of December 31, 2017.

MONY LIFE INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS — (Continued)

as of and for the years ended December 31, 2017 and 2016

(Statutory Basis)

5.	Income Taxes

The components of the net deferred tax asset/(deferred tax liability) (“DTA”/(“DTL”) at December 31 are as follows:

	$ in thousands
	12/31/2017			12/31/2016			Change
	(1)	(2)	(3)	(4)	(5)	(6)	(7)	(8)	(9)

	Ordinary	Capital	(Col 1+2) Total	Ordinary	Capital	(Col 4+5) Total	Ordinary	Capital	(Col 7+8) Total
1.
(a) Gross Deferred Tax Assets	$115,891	$1,043	$116,934	$205,574	$2,053	$207,627	$(89,683)	$(1,010)	$(90,693)
(b) Statutory Valuation Allowance Adjustments	0	0	0	0	0	0	0	0	0

(c) Adjusted Gross Deferred Tax Assets (1a-1b)	115,891	1,043	116,934	205,574	2,053	207,627	(89,683)	(1,010)	(90,693)
(d) Deferred Tax Assets Nonadmitted	64,545		64,545	116,771		116,771	(52,226)	0	(52,226)

(e) Subtotal Net Admitted Deferred Tax Asset) (1c-1d)	51,346	1,043	52,389	88,803	2,053	90,856	(37,457)	(1,010)	(38,467)
(f) Deferred Tax Liabilities	8,555	0	8,555	15,226	0	15,226	(6,671)	0	(6,671)

(g) Net Admitted Deferred Tax Asset/(Net Deferred Tax Liability) (1e-1f)	$42,791	$1,043	$43,834	$73,577	$2,053	$75,630	$(30,786)	$(1,010)	$(31,796)

	$ in thousands
	12/31/2017			12/31/2016			Change
	(1)	(2)	(3)	(4)	(5)	(6)	(7)	(8)	(9)

	Ordinary	Capital	(Col 1+2) Total	Ordinary	Capital	(Col 4+5) Total	Ordinary	Capital	(Col 7+8) Total
2.
Admission Calculation Components - SSAP No. 101
(a) Federal Income Taxes Paid in Prior Years Recoverable Through Loss Carryback	$0	$1,043	$1,043	$44,475	$2,053	$46,528	$(44,475)	$(1,010)	$(45,485)
(b) Adjusted Gross Deferred Tax Assets Expected To Be Realized (Excluding The Amount of Deferred Tax Assets from 2(a) above) After Application Of The Threshold Limitation (The Lesser of 2(b)1 and 2(b)2 Below)	42,791	0	42,791	29,102	0	29,102	13,689	0	13,689
1) Adjusted Gross Deferred Tax Assets Expected to be Realized Following the Balance Sheet Date	42,791	0	42,791	29,102	0	29,102	13,689	0	13,689
2) Adjusted Gross Deferred Tax Assets Allowed per Limitation Threshold	XXX	XXX	58,488	XXX	XXX	58,404	XXX	XXX	84
(c) Adjusted Gross Deferred Tax Assets (Excluding The Amount Of Deferred Tax Assets From 2(a) and 2(b) above) Offset by Gross Deferred Tax Liabilities	8,555	0	8,555	15,226	0	15,226	(6,671)	0	(6,671)

(d) Deferred Tax Assets Admitted as the result of Application of SSAP No. 101. Total 2(a) +2(b)+2(c)	$51,346	$1,043	$52,389	$88,803	$2,053	$90,856	$(37,457)	$(1,010)	$(38,467)

	$ in thousands
	2017	2016
3.
(a) Ratio Percentage Used To Determine Recovery Period And Threshold Limitation Amount	1031%	1008%
(b) Amount Of Adjusted Capital And Surplus Used To Determine Recovery Period And Threshold Limitation In 2(b)2 Above.	$478,021	$479,497

MONY LIFE INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS — (Continued)

as of and for the years ended December 31, 2017 and 2016

(Statutory Basis)

5.	Income Taxes (Continued)

	$ in thousands
	2017		2016		Change
	(1)	(2)	(3)	(4)	(5)	(6)
	Ordinary	Capital	Ordinary	Capital	(Col 1-3) Ordinary	(Col 2-4) Capital
4.
Impact of Tax Planning Strategies
(a) Determination Of Adjusted Gross Deferred Tax Assets and Net Admitted Deferred Tax assets, By Tax Character as a Percentage
1. Adjusted Gross DTA Amount From Note 9A1(c)	$115,891	$1,043	$205,574	$2,053	$(89,683)	$(1,010)
2. Percentage of Adjusted Gross DTAs By Tax Character Attributable To the Impact of Tax Planning Strategies	0%	100%	0%	100%	0%	0%
3. Net Admitted Adjusted Gross DTA Amount From Note 9A1(e)	$51,346	$1,043	$88,803	$2,053	$(37,457)	$(1,010)
4. Percentage of Net Admittted Adjusted Gross DTAs by Tax Character Admitted Because of the Impact of Tax Planning Strategies	0%	100%	0%	100%	0%	0%
(b) Does the Company’s tax-planning strategies include the use of reinsurance?			Yes		No	X

The Company has no DTLs that are not recognized.

Current income taxes incurred consist of the following major components:

	$ in thousands
	(1)	(2)	(3)
	2017	2016	(Col 1-2) Change
1.
(a) Federal	$9,233	$2,658	$6,575
(b) Foreign	0	0	0

(c) Subtotal	9,233	2,658	6,575
(d) Federal income tax on capital gains	4,275	4,924	(649)
(e) Utilization of capital loss carryforwards	0	0	0
(f) Other	0	0	0

(g) Federal and foreign income taxes incurred	$13,508	$7,582	$5,926

MONY LIFE INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS — (Continued)

as of and for the years ended December 31, 2017 and 2016

(Statutory Basis)

5.	Income Taxes (Continued)

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and deferred tax liabilities are as follows:

Deferred Tax Assets:

	$ in thousands
	(1)	(2)	(3)

			(Col 1-2)
	12/31/2017	12/31/2016	Change
2.
(a) Ordinary:
(1) Discounting of unpaid losses	$0	$0	$0
(2) Unearned premium reserve	0	0	0
(3) Policyholder reserves	16,824	35,221	(18,397)
(4) Investments	485	1,580	(1,095)
(5) Deferred acquisition costs	24,067	40,512	(16,445)
(6) Policyholder dividends accrual	20,013	34,471	(14,458)
(7) Fixed assets	0	0	0
(8) Compensation and benefits accrual	54,429	93,748	(39,319)
(9) Pension accrual	0	0	0
(10) Receivables – nonadmitted	73	42	31
(11) Net operating loss carryforward	0	0	0
(12) Tax credit carryforward	0	0	0
(13) Other (including items <5% of total ordinary tax assets)	0	0	0

(99) Subtotal	115,891	205,574	(89,683)
(b) Statutory valuation allowance adjustment	0	0	0
(c) Nonadmitted	64,545	116,771	(52,226)

(d) Admitted ordinary deferred tax assets (2a99-2b-2c)	51,346	88,803	(37,457)

(e) Capital:
(1) Investments	1,043	2,053	(1,010)
(2) Net capital loss carryforward	0	0	0
(3) Real estate	0	0	0
(4) Other (including items <5% of total capital tax assets)	0	0	0

(99) Subtotal	1,043	2,053	(1,010)
(f) Statutory valuation allowance adjustment	0	0	0
(g) Nonadmitted	0	0	0

(h) Admitted capital deferred tax assets (2e99-2f-2g)	1,043	2,053	(1,010)

(i) Admitted deferred tax assets (2d+2h)	$52,389	$90,856	$(38,467)

MONY LIFE INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS — (Continued)

as of and for the years ended December 31, 2017 and 2016

(Statutory Basis)

5.	Income Taxes (Continued)

Deferred Tax Liabilities:

	$ in thousands
	(1)	(2)	(3)

	12/31/2017	12/31/2016	(Col 1-2) Change
3.
(a) Ordinary:
(1) Investments	$0	$0	$0
(2) Fixed assets	0	0	0
(3) Deferred and uncollected premium	7,871	13,969	(6,098)
(4) Policyholder reserves	403	784	(381)
(5) Other (including items <5% of total ordinary tax liabilities)	281	473	(192)

(99) Subtotal	8,555	15,226	(6,671)

(b) Capital:	0	0	0
(1) Investments	0	0	0
(2) Real estate	0	0	0
(3) Other (including items <5% of total capital tax liabilities)	0	0	0
(99) Subtotal	0	0	0

(c) Deferred tax liabilities (3a99+3b99)	$8,555	$15,226	$(6,671)

Net deferred tax assets/liabilities (2i-3c)	$43,834	$75,630	$(31,796)

The change in net deferred income taxes as of December 31 is comprised of the following (this analysis is exclusive of nonadmitted assets as the change in nonadmitted assets is reported separately from the change in net deferred income taxes in the Statement of Changes in Capital and Surplus):

	$ in thousands
	(1)	(2)	(3)

			(Col 1-2)
	12/31/2017	12/31/2016	Change
Adjusted gross deferred tax assets	$116,934	$207,628	$(90,694)
Total deferred tax liabilities	8,555	15,226	(6,671)

Net deferred tax assets (liabilities)	$108,379	$192,402	(84,023)

Tax effect of unrealized gains/(losses)			(115)

Change in net deferred income tax [(charge)/benefit]			$(83,908)

On December 22, 2017, the U.S. government enacted comprehensive tax legislation commonly referred to as the Tax Cuts and Jobs Act (the “Tax Act”). The Tax Act makes broad and complex changes to the U.S. tax code, including, but not limited to, a reduction of the U.S. federal corporate tax rate from 35% to 21% effective January 1, 2018. As a result of the enactment, the Company has reduced its net deferred tax assets by $72.3 million in its year-end 2017 financial statements. Included in this amount are unrealized capital gains (losses) which were impacted by $38 thousand to update the tax effects previously reflected in this reporting line to reflect the enacted corporate tax rate. The Company’s federal income tax expense for periods beginning in 2018 will be based on the new rate.

MONY LIFE INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS — (Continued)

as of and for the years ended December 31, 2017 and 2016

(Statutory Basis)

5.	Income Taxes (Continued)

The NAIC’s SAP Working Group released INT 18-01, “Updated Tax Estimates under the Tax Cuts and Jobs Act“, on February 8, 2018, and provided guidance on reporting and updating estimates when an insurer does not have the necessary information available, prepared, or analyzed (including computations) in reasonable detail to complete the accounting for certain income tax effects of the Tax Act. Due to software limitations, the Company did not have the information available in order to make a reasonable estimate of the transitional adjustment related to the new life reserve computation method required by the Tax Act as of December 31, 2017. The additional information and resulting impact is expected to be recorded as an adjustment to the financial statements in an interim period in 2018 and will be recorded as a change in accounting estimate, pursuant to SSAP No. 3, “Accounting Changes and Corrections of Errors”, in the period when the information necessary to calculate the impact becomes available. All accounting impacts will be completed within one year of the enactment date.

The provision for federal and foreign income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate to income before income taxes. The significant items causing this difference at December 31 are as follows:

	$ in thousands
		2017
	Amount	Tax Effect	Effective Tax Rate (%)
Provision computed at statutory rate	$70,310	$24,608	35.0%

Tax on STAT capital gains	6,693	2,343	3.3
Amortization of IMR	(4,717)	(1,651)	(2.3)
Change in non-admits	(227)	(79)	(0.1)
Nondeductible expense	26	9	0.0
Dividends received deduction	(773)	(271)	(0.4)
Prior year deferred tax true-up	(3,426)	(1,199)	(1.7)
Prior year current tax true-up	4,155	1,454	2.1
Foreign tax credit	(36)	(13)	0.0
Effect of change in tax law	206,327	72,215	102.7

Total	$278,332	$97,416	138.6%

Federal and foreign income taxes incurred		$9,233	13.1%
Tax on capital gains/(losses)		4,275	6.1
Change in net deferred income taxes charge/(benefit)		83,908	119.4

Total statutory income taxes		$97,416	138.6%

At December 31, 2017, the Company had no operating loss, no capital loss, and no Alternative Minimum Tax (AMT) credit carryforwards available to offset future net income subject to federal income taxes.

MONY LIFE INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS — (Continued)

as of and for the years ended December 31, 2017 and 2016

(Statutory Basis)

5.	Income Taxes (Continued)

The Company incurred the following amount of income taxes in the current year and preceding years that are available for recoupment in the event of future net losses (in thousands).

	Ordinary	Capital	Total
	($ in thousands)
2015	$18,393	$4,681	$23,074
2016	2,619	4,924	7,543
2017	7,779	4,275	12,054

Total	$28,791	$13,880	$42,671

The Company has no deposits admitted under Section 6603 of the Internal Revenue Code.

The Company had no state transferable tax credits at December 31, 2017 or 2016.

The Company will not be included in a consolidated federal income tax return for the year ended December 31, 2017. The Company was not included in a consolidated federal income tax return for the year ended December 31, 2016.

The Company recorded federal income tax receivables of $5.2 million and $13.6 million at December 31, 2017 and 2016, respectively.

The Company does not have any federal income tax loss contingencies for which it is reasonably possible that the total liability will significantly increase within twelve months of the reporting date.

6.	Information Concerning Parent, Subsidiaries, and Affiliates

The Company recognized no capital contributions in 2017 and 2016.

In the second quarter of 2017, the Company paid an ordinary cash dividend in the amount of $60.0 million to its parent, PLICO. The payment of this dividend required that notification be provided to the New York Superintendent of Financial Services (“the Superintendent”) within five days following the dividend declaration, and at least ten days prior to the dividend payment. Accordingly, the Company provided this notification on April 17, 2017, and the dividend was paid on May 1, 2017. In the first quarter of 2016, the Company paid an ordinary cash dividend in the amount of $45.3 million to its parent, PLICO.

The Company routinely receives from or pays to affiliates under the control of PLC reimbursements for expenses incurred on one another’s behalf. Receivables and payables among affiliates are generally settled monthly. As of December 31, 2017 and 2016, the Company had intercompany payables of $1.9 million and $6.3 million, respectively.

There are no guarantees or undertakings for the benefit of an affiliate which result in an actual contingent exposure of the Company’s or any affiliated insurer’s assets to liability, other than insurance contracts entered into in the ordinary course of business.

PLC and certain subsidiaries have contracts with affiliates under which investment, legal and data processing services are supplied on a fee basis and other managerial and administrative services are supplied on a shared cost basis. In addition, the affiliates have a joint contract relating to

MONY LIFE INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS — (Continued)

as of and for the years ended December 31, 2017 and 2016

(Statutory Basis)

6.	Information Concerning Parent, Subsidiaries, and Affiliates (Continued)

allocation of costs for services performed by employees of one affiliate for another. The Company paid $42.0 million and $43.7 million for expenses associated with these agreements for the years ending December 31, 2017 and 2016, respectively.

The Company entered into an agreement with PLICO in 2014 in which a loan can be given to or received from PLICO subject to certain limitations as described in the agreement. The Company had no loaned or borrowed amounts under this agreement as of December 31, 2017 and 2016.

7.	Capital and Surplus, Stockholder’s Dividend Restrictions

The Company has 2,500,000 common stock shares authorized. There are 2,500,000 shares issued and outstanding. All shares are owned by PLICO at December 31, 2017.

Under the insurance regulations of New York, the maximum amount of dividends which can be paid by New York insurance companies without the prior approval of the Superintendent is subject to certain restrictions. The Company, as a domestic stock life insurance company of the State of New York, may distribute without prior approval from, or notification provided to the Superintendent, a dividend to its stockholder where the aggregate amount of such dividends in any calendar year does not exceed the lesser of: ten percent of its surplus to policyholders as of the immediately preceding calendar year; or its net gain from operations for the immediately preceding calendar year, not including realized capital gains. Additionally, the Company may distribute without prior approval from the Superintendent, dividends to its stockholder where the aggregate amount of such dividends in any calendar year does not exceed the greater of: ten percent of its surplus to policyholders as of the immediately preceding calendar year; or its net gain from operations for the immediately preceding calendar year, not including realized capital gains, provided that the dividend is reported to the Superintendent within five days following the dividend declaration, and at least ten days prior to the dividend payment, and that such payment is reasonable in relation to the Company’s outstanding liabilities and ability to meet its financial needs. Payment of dividends exceeding the greater of ten percent of its surplus to policyholders as of the immediately preceding calendar year, or its net gain from operations for the immediately preceding calendar year, not including realized capital gains, requires the insurer to file notice of its intent to declare such dividends with the Superintendent who then has 30 days to disapprove the distribution. The Company is eligible to pay dividends of approximately $43.1 million during 2018 without receiving permission from, or providing notification to the Superintendent prior to dividend declaration or payment. The Company is eligible to pay dividends of approximately $61.1 million during 2018, provided that notification is provided to the Superintendent within five days following the dividend declaration, and at least ten days prior to the dividend payment, and in which instance the Superintendent does not disallow or limit the distribution based on the impact of the dividend on the Company’s financial position. In the second quarter of 2017, the Company paid an ordinary cash dividend in the amount of $60.0 million to its parent, PLICO. The Company provided notification to the Department on April 17, 2017, and the dividend was paid on May 1, 2017. In the first quarter of 2016, the Company paid an ordinary cash dividend in the amount of $45.3 million to its parent, PLICO.

The Company had cumulative unrealized gains (losses) of $(0.3) million and $(0.5) million as of December 31, 2017 and 2016, respectively.

MONY LIFE INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS — (Continued)

as of and for the years ended December 31, 2017 and 2016

(Statutory Basis)

7.	Capital and Surplus, Stockholder’s Dividend Restrictions (Continued)

The portion of unassigned funds (surplus) reduced for nonadmitted assets was $64.9 million at December 31, 2017, and $116.9 million at December 31, 2016.

The Company has issued the following surplus debentures or similar obligations:

Date of Original Issue	Interest Rate	Par Value (Face amount of Notes)	Carrying Value of Note	Interest and/or Principal Paid Current Year	Total Interest and/or Principal Paid	Unapproved Interest and/or Principal	Date of Maturity
				($ in thousands)
08/15/1994	11.2500%	$1,885	$1,091	$212	$12,033	$80	08/15/2024

Total		$1,885	$1,091	$212	$12,033	$80

On August 15, 1994, the Company completed the sale of $125 million of 30-year Surplus Notes. The Surplus Notes were issued pursuant to Rule 144A under the Securities Act of 1933, underwritten by Goldman, Sachs & Co. and Salomon Brothers, Inc. and administered by JP Morgan Chase, N.A. as registrar/paying agent. The Notes are held by various financial institutions in the name of respective nominees. The Notes generated net cash proceeds of approximately $70 million after a discount of 42.146% from the principal amount payable at maturity and issuance expenses of approximately $2.3 million. The net cash proceeds increased the Company’s surplus by a corresponding amount. Following the discount period, interest began to accrue on August 15, 1999; thereafter, interest on the Notes is scheduled to be paid on February 15 and August 15 of each year, commencing February 15, 2000, at a rate of 11.25% per annum. Each accrual and payment of interest on the Notes may be made only with the prior approval of the New York State Superintendent of Financial Services. The Company has made no charge against its surplus for the accretion of discount on the Notes as authorized by the Department. Substantially all of these notes have been repurchased leaving a face amount outstanding of $1.9 million at December 31, 2017 and 2016.

During 2014, the Company received permission from the Department to restate its gross paid-in and contributed surplus and unassigned funds (surplus) under a quasi-reorganization pursuant to SSAP No. 72, “Surplus and Quasi-Reorganizations” (“SSAP No. 72”). The effective date of this quasi-reorganization was January 1, 2014. The impact of the restatement of the quasi-reorganization is as follows:

	Change in Year Surplus	Change in Gross Paid-in and Contributed Surplus *
	($ in thousands)
2014	$1,276,250	$(1,265,682)

2015	$0	$5,490

2016	$0	$0

2017	$0	$0

*	Includes $10.6 million and $5.5 million of tax credits and loss benefits recognized during the years ended December 31, 2014 and 2015, respectively, as gross paid-in and contributed surplus pursuant to SSAP No. 72.

MONY LIFE INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS — (Continued)

as of and for the years ended December 31, 2017 and 2016

(Statutory Basis)

7.	Capital and Surplus, Stockholder’s Dividend Restrictions (Continued)

The NAIC’s risk-based capital requirements require insurance companies to calculate and report information under a risk-based capital formula. These requirements are intended to allow insurance regulators to identify inadequately capitalized insurance companies based upon the types and mixtures of risk inherent in the insurer’s operations. The formula includes components for asset risk, liability risk, interest rate exposure, and other factors. The Company is adequately capitalized under the formula at December 31, 2017 and 2016.

8.	Liabilities, Contingencies, and Assessments

In most states, under insurance guaranty fund laws, insurance companies doing business therein can be assessed up to prescribed limits for policyholder losses incurred by insolvent companies. It is possible that the Company could be assessed with respect to product lines not offered by the Company. In addition, legislation may be introduced in various states with respect to guaranty fund assessment laws related to insurance products, including long term care insurance and other specialty products, that alters future premium tax offsets received in connection with guaranty fund assessments. Most of these laws do provide, however, that an assessment may be excused or deferred if it would threaten an insurer’s own financial strength. As of December 31, 2017 and 2016, the Company accrued liabilities of $3.2 million and $3.3 million, respectively, for future assessments. The Company accrued related assets for future premium tax credits of $2.8 million and $2.8 million for December 31, 2017 and 2016, respectively. In addition as of December 31, 2017 and 2016, assets of $1.3 million and $1.4 million, respectively, relate to assessments already paid that will be taken as credits on future premium tax returns.

A reconciliation of guaranty assets during 2017 is as follows:

($ in thousands)
a. Assets recognized from paid and accrued premium tax offsets and policy surcharges prior year-end	$4,170

b. Decreases current year:
Decrease in offsets related to estimated future assessments	51

Premium tax offsets applied	193

Other	7

c. Increases current year:
Assessments paid	185

d. Assets recognized from paid and accrued premium tax offsets and policy surcharges current year-end	$4,104

On March 1, 2017, the Commonwealth of Pennsylvania issued orders placing affiliated companies Penn Treaty Network American Insurance Company (“Penn Treaty”) and American Network Insurance Company (“ANIC”) in liquidation. As of March 1, 2017, the life and health insurance guaranty associations in the states where Penn Treaty and ANIC were licensed to do business have assumed responsibility for their policies. Insurance issued by Penn Treaty and ANIC consisted primarily of long-term care contracts.

MONY LIFE INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS — (Continued)

as of and for the years ended December 31, 2017 and 2016

(Statutory Basis)

8.	Liabilities, Contingencies, and Assessments (Continued)

The Company does not believe that it will be materially impacted by guaranty fund assessments related to the Penn Treaty and ANIC insolvencies. In accordance with SSAP No. 35R, the liabilities for estimated future assessments (“payables”) and related assets for amounts recoverable (“recoverables”) related to these insolvencies were required to be booked on a discounted basis. The following discount rate was applied as December 31, 2017, in accordance with paragraphs 12- 14 of SSAP No. 35R:

Discount Rate Applied:	3.5%

The undiscounted and discounted amount of the guaranty fund assessments and related assets accrued for the Penn Treaty and ANIC insolvencies as of December 31, 2017, were as follows:

	($ in thousands)
	Guaranty Fund Assessment		Related Assets
Name of insolvency	Undiscounted	Discounted	Undiscounted	Discounted
Penn Treaty/ANIC	$403	$243	$278	$160

The number of jurisdictions, ranges of years used to discount, and weighted average number of years of the discounting time period for payables and recoverables related to the Penn Treaty and ANIC insolvencies is as follows as of December 31, 2017:

	Payables			Recoverables
Name of insolvency	Number of jurisdictions	Range of years	Weighted average number of years	Number of jurisdictions	Range of years	Weighted average number of years
Penn Treaty/ANIC	48	1 to 69	10	38	1 to 69	10

The Company is not involved in any contingent commitments or guarantees as of December 31, 2017.

The Company has not recognized any gain contingencies as of December 31, 2017.

The Company paid no claims in the reporting period to settle claims-related extra contractual obligations or bad faith claims stemming from lawsuits during 2017.

A number of judgments have been returned against insurers, broker dealers and other providers of financial services involving, among other things, sales, underwriting practices, product design, product disclosure, administration, denial or delay of benefits, charging excessive or impermissible fees, recommending unsuitable products to customers, breaching fiduciary or other duties to customers, refund or claims practices, alleged agent misconduct, failure to properly supervise representatives, relationships with agents or persons with whom the insurer does business, payment of sales and other contingent commissions, and other matters. Often these legal proceedings have resulted in the award of substantial judgments that are disproportionate to actual damages, including material amounts of punitive and non-economic compensatory damages. In some states, juries, judges, and arbitrators have substantial discretion in awarding punitive non-economic compensatory damages which creates the potential for unpredictable material adverse judgments or awards in any given legal proceeding. Arbitration awards are subject to very limited appellate review. In addition, in some legal proceedings, companies have made material settlement payments. In some instances, substantial judgments may be the result of a party’s perceived ability to satisfy such judgments as opposed to the facts and circumstances regarding the claims made.

MONY LIFE INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS — (Continued)

as of and for the years ended December 31, 2017 and 2016

(Statutory Basis)

8.	Liabilities, Contingencies, and Assessments (Continued)

The Company, like other insurance companies, in the ordinary course of business, is involved in legal proceedings. The Company cannot predict the outcome of any legal proceeding nor can it provide an estimate of the possible loss, or range of loss, that may result from such legal proceeding. However, with respect to such legal proceedings, the Company does not expect that its ultimate liability, if any, will be material to its financial condition.

As of December 31, 2017 and 2016, the Company had no material lease obligations.

9.	Reinsurance

The Company uses a variety of indemnity reinsurance agreements with reinsurers to control its loss exposure. Under the terms of these reinsurance agreements, the reinsurer is liable to reimburse the Company for the portion of paid claims ceded to it in accordance with the applicable reinsurance agreement. However, a contingent liability exists with respect to reinsurance ceded should the reinsurers be unable to meet their obligations. The Company’s general practice is to retain no more than $4.0 million of risk on any one person for individual products and $6.0 million for the last survivor products. Amounts in excess of those limits are reinsured with unaffiliated third parties.

The Company has ceded the following to non-affiliated insurers as of and for the years ended December 31:

	2017	2016
	($ in thousands)
Life:
Insurance in force	$2,393,788	$2,603,161
Policy reserves ceded	101,908	113,125
Policy claim liabilities ceded	3,222	2,130
Premiums ceded	17,500	18,823
Accident and health:
Policy reserves ceded	243,602	265,610
Policy claim liabilities ceded	3,668	4,126
Premiums ceded	25,502	27,880

MONY LIFE INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS — (Continued)

as of and for the years ended December 31, 2017 and 2016

(Statutory Basis)

9.	Reinsurance (Continued)

The Company has assumed from non-affiliated insurers as of and for the years ended December 31 as follows:

	2017	2016
	($ in thousands)
Life:
Insurance in force	$0	$1,670
Policy reserves assumed	0	33
Policy claim liabilities assumed	0	0
Premiums assumed	0	5
Accident and health:
Policy reserves assumed	0	0
Policy claim liabilities assumed	419	425
Premiums assumed	0	(6)

None of the Company’s reinsurers are owned in excess of 10% or controlled, either directly or indirectly, by the Company or any representative, officer, trustee, or director of the Company. No policies issued by the Company have been reinsured with a company chartered in a country other than the United States (excluding U.S. Branches of such companies) which is owned in excess of 10% or controlled directly or indirectly by an insured, a beneficiary, a creditor of an insured or any other person not primarily engaged in the insurance business.

The Company does not have any reinsurance agreements in effect under which the reinsurer may unilaterally cancel any reinsurance for reasons other than for nonpayment of premium or other similar credits. The Company does not have any reinsurance agreements in effect such that the amount of losses paid or accrued through the statement date may result in a payment to the reinsurer of amounts which, in aggregate and allowing for offset of mutual credits from other reinsurance agreements with the same reinsurer, exceed the total direct premium collected under the reinsured policies.

The Company had no aggregate reductions to surplus for terminations of reinsurance agreements during 2017. No new agreements were executed or existing agreements amended during 2017, to include policies or contracts which were in-force or which had existing reserves established by the Company as of the effective date of the agreement.

The Company has not written any receivables off as uncollectible. The Company has not commuted any ceded reinsurance amounts during the year. The Company had $0.1 million of non-admitted reinsurance receivables at December 31, 2017. The Company had no non-admitted reinsurance receivables at December 31, 2016.

MONY LIFE INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS — (Continued)

as of and for the years ended December 31, 2017 and 2016

(Statutory Basis)

10.	Change in Incurred Losses and Loss Adjustment Expenses

Activities in the liability for accident and health policy and contract claims are summarized as follows:

	2017	2016
	($ in thousands)
Balance at January 1	$8,993	$9,212
Less reinsurance recoverables	778	421

Net balance at January 1	8,215	8,791

Incurred:
Related to current year	2,772	1,360
Related to prior year	(928)	(65)

Total incurred	1,844	1,295

Paid:
Related to current year	427	545
Related to prior year	1,555	1,326

Total paid	1,982	1,871

Net balance at December 31	8,077	8,215
Plus reinsurance recoverables	796	778

Balance at December 31	$8,873	$8,993

Reserves and liabilities as of January 1, 2017, were $8.2 million. As of December 31, 2017, $1.6 million has been paid for incurred claims attributable to insured events of prior years. Reserves remaining for prior years are now $5.7 million as a result of re-estimation of unpaid claims and claim adjustment expenses on group and individual disability income insurance. Therefore, there has been a $0.9 million favorable development from January 1, 2017 to December 31, 2017. Original estimates are increased or decreased as additional information becomes known regarding individual claims. No additional premiums or return premiums have been accrued as a result of the prior year effects.

There have been no significant changes in methodologies or assumptions used in calculating the liability for unpaid losses.

11.	Analysis of Annuity Actuarial Reserves and Deposit Liabilities by Withdrawal Characteristics

Withdrawal characteristics of annuity actuarial reserves and deposit liabilities are as follows:

2017
	General Account	Separate Account with Guarantees	Separate Account Non- guaranteed	Total	% of Total
	($ in thousands)
A. Subject to discretionary withdrawal:
(1) with market value adjustments	$68,333	$0	$0	$68,333	9.8%
(2) at book value less current surrender charge of 5% or more	9,382	80	0	9,462	1.4
(3) at fair value	0	0	104,376	104,376	15.0

(4) Total with market value adjustment or at fair value (total of 1 through 3)	77,715	80	104,376	182,171	26.2
(5) At book value without adjustment (minimal or no charge or adj.)	413,265	109	0	413,374	59.4
B Not subject to discretionary withdrawal	100,375	0	0	100,375	14.4

C. Total (gross: direct + assumed)	591,355	189	104,376	695,920	100.0%

D. Reinsurance ceded	28,214	0	0	28,214

E. Total (net)* (C) - (D)	$563,141	$189	$104,376	$667,706

MONY LIFE INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS — (Continued)

as of and for the years ended December 31, 2017 and 2016

(Statutory Basis)

11.	Analysis of Annuity Actuarial Reserves and Deposit Liabilities by Withdrawal Characteristics (Continued)

2016
	General Account	Separate Account with Guarantees	Separate Account Non- guaranteed	Total	% of Total
	($ in thousands)
A. Subject to discretionary withdrawal:
(1) with market value adjustments	$73,875	$0	$0	$73,875	10.4%
(2) at book value less current surrender charge of 5% or more	9,669	85	0	9,754	1.4
(3) at fair value	0	0	98,178	98,178	13.8

(4) Total with market value adjustment or at fair value (total of 1 through 3)	83,544	85	98,178	181,807	25.6
(5) At book value without adjustment (minimal or no charge or adj.)	421,784	116	0	421,900	59.5
B Not subject to discretionary withdrawal	105,706	0	0	105,706	14.9

C. Total (gross: direct + assumed)	611,034	201	98,178	709,413	100.0%

D. Reinsurance ceded	29,090	0	0	29,090

E. Total (net)* (C) - (D)	$581,944	$201	$98,178	$680,323

12.	Premiums and Annuity Considerations Deferred and Uncollected

Life insurance premiums deferred and uncollected represent annual or fractional premiums, either due and uncollected or not yet due, where policy reserves have been provided on the assumption that the full premium for the current policy year has been collected.

Deferred and uncollected life insurance premiums and annuity considerations as of December 31 were as follows:

2017
Type	Gross	Net of Loading
	($ in thousands)
Industrial	$0	$0
Ordinary new business	0	0
Ordinary renewal	41,002	37,479
Credit Life	0	0
Group Life	0	0
Group Annuity	0	0

Totals	$41,002	$37,479

2016
Type	Gross	Net of Loading
	($ in thousands)
Industrial	$0	$0
Ordinary new business	0	0
Ordinary renewal	43,668	39,912
Credit Life	0	0
Group Life	0	0
Group Annuity	0	0

Totals	$43,668	$39,912

MONY LIFE INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS — (Continued)

as of and for the years ended December 31, 2017 and 2016

(Statutory Basis)

13.	Separate Accounts

The Company utilizes Separate Accounts to record and account for assets and liabilities for particular lines of business and/or transactions. For the current reporting year, The Company reported assets and liabilities from the following product lines/transactions into a Separate Account:

•	Variable life

•	Variable annuity

In accordance with the domiciliary state procedures approving items within the Separate Account, the Separate Account classification of variable life and variable annuity are supported by New York State Statute Section 4240.

In accordance with the products/transactions recorded within the Separate Account, some assets are considered legally insulated whereas others are not legally insulated from the General Account. (The legal insulation of the Separate Account assets prevents such assets from being generally available to satisfy claims resulting from the General Account.)

As of December 31, 2017 and 2016, the Company’s Separate Account statement included legally insulated assets of $172.0 million and $158.2 million, respectively. The assets legally insulated from the General Account as of December 31 are attributed to the following products/transactions:

2017
($ in thousands)
Product	Legally Insulated Assets	Separate Account Assets (Not Legally Insulated)
Variable annuities	$104,944	$0

Variable life	67,047	0

Total	$171,991	$0

2016
($ in thousands)
Product	Legally Insulated Assets	Separate Account Assets (Not Legally Insulated)
Variable annuities	$98,800	$0

Variable life	59,390	0

Total	$158,190	$0

In accordance with the products/transaction recorded within the Separate Account, some Separate Account liabilities are guaranteed by the General Account. (In accordance with the guarantees provided, if the investment proceeds are insufficient to cover the rate of return guaranteed for the product, the policyholder proceeds will be remitted by the General Account.)

Any of the Separate Account products the Company offers with guarantees from the General Account do not have explicit charges broken out from other mortality and expense charges.

For the years ended December 31, 2017 and 2016, the General Account of the Company paid less than $0.1 million and less than $0.1 million towards Separate Account guarantees, respectively. Total Separate Account guarantees paid by the General Account for the preceding three years ending December 31, 2015, 2014, and 2013, were $0.1 million, $0.3 million, and $0.1 million, respectively.

MONY LIFE INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS — (Continued)

as of and for the years ended December 31, 2017 and 2016

(Statutory Basis)

13.	Separate Accounts (Continued)

None of the Company’s Separate Accounts engage in securities lending transactions.

Most separate and variable accounts held by the Company relate to individual variable annuities and group annuities of a nonguaranteed return nature. These variable annuities generally provide an incidental death benefit of the greater of account value or premium paid less any surrenders and surrender charges. Certain other Separate Accounts are used as funding vehicles for flexible premium variable life insurance policies, variable life insurance with additional premium option policies and variable universal life policies. The net investment experience of the Separate Accounts is credited directly to the policyholder and can be positive or negative. The assets and liabilities of these accounts are carried at market. This business has been included in the “Nonguaranteed Separate Account” column of the table below.

Certain other Separate Accounts relate to experience-rated group annuity contracts, which fund defined contributions pension plans. These contracts provide guaranteed interest returns for one-year only, where the guaranteed interest rate is re-established each year based on the investment experience of the Separate Account. The assets and liabilities of these Separate Accounts are carried at book value. This business has been included in the “Nonindexed Guarantee Less Than 4%” column of the table below.

Information regarding the Company’s Separate Accounts is as follows:

2017
	INDEX	NONINDEXED GUARANTEE LESS THAN 4%	NONINDEXED GUARANTEE MORE THAN 4%	NONGUARANTEED SEPARATE ACCOUNT	TOTAL
	($ in thousands)
(1) Premiums, consideration or deposits for the year ended 12/31/2017	$0	$5	$0	$6,375	$6,380
Reserves at 12/31/2017
(2) For accounts with assets at:
a. Fair value	$0	$0	$0	$171,633	$171,633
b. Amortized cost	0	189	0	0	189

c. Total reserves *	$0	$189	$0	$171,633	$171,822

(3) By withdrawal characteristics:
a. Subject to discretionary withdrawal:
1. With market value adjustment	$0	$0	$0	$0	$0
2. At book value without market value adjustment and with current surrender charge of 5% or more	0	80	0	0	80
3. At fair value	0	0	0	171,633	171,633
4. At book value without market value adjustment and with current surrender charge less than 5%	0	109	0	0	109

5. Subtotal	0	189	0	171,633	171,822
b. Not subject to discretionary withdrawal	0	0	0		0

c. Total	$0	$189	$0	$171,633	$171,822

(4) Reserves for Asset Default Risk in Lieu of AVR	$0	$0	$0	$0	$0

MONY LIFE INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS — (Continued)

as of and for the years ended December 31, 2017 and 2016

(Statutory Basis)

13.	Separate Accounts (Continued)

2016
		NONINDEXED	NONINDEXED
		GUARANTEE	GUARANTEE	NONGUARANTEED
		LESS THAN	MORE THAN	SEPARATE
	INDEX	4%	4%	ACCOUNT	TOTAL
	($ in thousands)
(1) Premiums, consideration or deposits for the year ended 12/31/2016	$0	$5	$0	$5,397	$5,402
Reserves at 12/31/2016
(2) For accounts with assets at:
a. Fair value	$0	$0	$0	$157,684	$157,684
b. Amortized cost	0	201	0	0	201

c. Total reserves *	$0	$201	$0	$157,684	$157,885

(3) By withdrawal characteristics:
a. Subject to discretionary withdrawal:
1. With market value adjustment	$0	$0	$0	$0	$0
2. At book value without market value adjustment and with current surrender charge of 5% or more	0	85	0	0	85
3. At fair value	0	0	0	157,684	157,684
4. At book value without market value adjustment and with current surrender charge less than 5%	0	116	0	0	116

5. Subtotal	0	201	0	157,684	157,885
b. Not subject to discretionary withdrawal	0	0	0		0

c. Total	$0	$201	$0	$157,684	$157,885

(4) Reserves for Asset Default Risk in Lieu of AVR	$0	$0	$0	$0	$0

A reconciliation of net transfers to (from) Separate Accounts is as follows:

	2017	2016
	($ in thousands)
Transfers as reported in the Summary of Operations of the Separate Accounts Statement:
Transfers to Separate Accounts	$6,380	$5,402
Transfers from Separate Accounts	15,920	20,674

Net transfers from Separate Accounts	$(9,540)	$(15,272)

Transfers as reported in the Statements of Operations	$(9,540)	$(15,272)

14.	Fair Value Measurements

The Company determines the fair value of its financial instruments in accordance with Statement of SSAP No. 100, “Fair Value Measurements” (“SSAP No. 100”). SSAP No. 100 defines fair value, establishes a framework for measuring fair value, and expands disclosures about assets and liabilities measured at fair value. The definition of fair value in SSAP No. 100 focuses on an “exit price”, the price that would be received to sell the asset or paid to transfer the liability. Included in various line items in the statutory financial statements are certain financial instruments carried at fair value. Other financial instruments are periodically measured at fair value, such as when impaired, or, for certain bonds and preferred stocks when carried at the lower of cost or market.

The Company’s financial assets and liabilities carried at fair value have been classified, for disclosure purposes, based on a hierarchy defined by SSAP No. 100. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input

MONY LIFE INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS — (Continued)

as of and for the years ended December 31, 2017 and 2016

(Statutory Basis)

14.	Fair Value Measurements (Continued)

that is significant to the fair value measurement of the instrument. The hierarchy can be defined as follows:

Level 1: Unadjusted quoted prices for identical assets or liabilities in an active market.

Level 2: Quoted prices in markets that are not active or significant inputs that are observable either directly or indirectly. Level 2 inputs include the following:

(a) Quoted prices for similar assets or liabilities in active markets,

(b) Quoted prices for identical or similar assets or liabilities in non-active markets,

(c) Inputs other than quoted market prices that are observable, and

(d) Inputs that are derived principally from or corroborated by observable market data through correlation or other means.

Level 3: Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement.

The following table provides information as of December 31 about the Company’s financial assets and liabilities measured at fair value:

2017
Description	Level 1	Level 2	Level 3	Total
	($ In thousands)
a. Assets at fair value
Common stocks
Industrial and miscellaneous	$0	$0	$852	$852

Total common stocks	0	0	852	852

Preferred stocks
Industrial and miscellaneous	9,708	0	0	9,708

Total preferred stocks	9,708	0	0	9,708

Separate Account assets	170,959	1,032	0	171,991

Total assets at fair value	$180,667	$1,032	$852	$182,551

2016
Description	Level 1	Level 2	Level 3	Total
		($ In thousands)
a. Assets at fair value
Common stocks
Industrial and miscellaneous	$0	$0	$1,125	$1,125

Total common stocks	0	0	1,125	1,125

Preferred stocks
Industrial and miscellaneous	9,489	0	0	9,489

Total preferred stocks	9,489	0	0	9,489

Separate Account assets	157,160	1,030	0	158,190

Total assets at fair value	$166,649	$1,030	$1,125	$168,804

MONY LIFE INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS — (Continued)

as of and for the years ended December 31, 2017 and 2016

(Statutory Basis)

14.	Fair Value Measurements (Continued)

The following is the Level 3 reconciliation of the beginning balance to the ending balance for these assets:

Description	Beginning Balance at 1/01/2017	Transfers from Level 3	Transfers into Level 3	Transfers out of Level 3	Total gains and (losses) included in Net Income	Total gains and (losses) included in Surplus	Purchases	Issuances	Sales	Settlements	Ending Balance at 12/31/2017
	($ in thousands)
a. Assets
Common stocks-nonaffiliated	$1,125	$0	$0	$0	$0	$0	$0	$0	$(273)	$0	$852

Total Assets	$1,125	$0	$0	$0	$0	$0	$0	$0	$(273)	$0	$852

Description	Beginning Balance at 1/01/2016	Transfers from Level 3	Transfers into Level 3	Transfers out of Level 3	Total gains and (losses) included in Net Income	Total gains and (losses) included in Surplus	Purchases	Issuances	Sales	Settlements	Ending Balance at 12/31/2016
	($ in thousands)
a. Assets
Common stocks-nonaffiliated	$1,103	$0	$0	$0	$0	$0	$22	$0	$0	$0	$1,125

Total Assets	$1,103	$0	$0	$0	$0	$0	$22	$0	$0	$0	$1,125

There were no transfers between levels for the Company’s financial assets and liabilities measured at fair value during the years ended December 31, 2017 and 2016.

Fair Value Methodology

Description of Pricing Inputs

The Company predominantly uses a third party pricing service and broker quotes to determine fair values. The third party pricing service and brokers use certain inputs to determine the value of asset backed securities, including residential mortgage-backed securities, commercial mortgage-backed securities, and other asset-backed securities. For these securities, the valuation would consist of inputs such as, but not limited to: 1) monthly principal and interest payments on the underlying assets, 2) average life of the security, 3) prepayment speeds, 4) credit spreads, 5) treasury and swap yield curves, 6) discount margin, and 7) credit ratings of the securities.

To price corporate bonds, U.S. government-related securities, and other government-related securities, the brokers and third party pricing service utilize a valuation model that consists of a hybrid income and market approach to valuation, while the Company uses a discounted cash flow model with both observable and unobservable inputs to determine a price when the securities are illiquid bonds. The external and internal pricing models include inputs such as, but not limited to: 1) principal and interest payments, 2) coupon, 3) maturity, 4) treasury yield curve, 5) credit spreads from new issue and secondary trading markets, 6) dealer quotes with adjustments for issues with early redemption features, 7) illiquidity premiums, 8) discount margins from dealers in the new issue market, 9) underlying collateral, and 10) comparative bond analysis.

The third party pricing service prices equity securities using market observable prices for the same or similar securities traded in an active market.

Mortgage loan valuations are categorized as Level 3. The Company utilizes an internally developed model to estimate fair value. This model includes inputs derived by the Company based on assumed discount rates relative to the Company’s current mortgage lending rate and an expected cash flow analysis based on a review of the mortgage loan terms. The model also contains the Company’s determined representative risk adjustment assumptions related to nonperformance and liquidity risks.

MONY LIFE INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS — (Continued)

as of and for the years ended December 31, 2017 and 2016

(Statutory Basis)

14.	Fair Value Measurements (Continued)

The Company’s Separate Account assets consist of financial instruments similar to those held in the general account. The Company utilizes the same valuation methodology as described above in determining the fair value of Separate Account assets as the Company does for general account assets. All assets in the Separate Account are held at fair value. Excluding the impact of a $46 thousand and $75 thousand negative IMR held at December 31, 2017 and 2016, respectively, the Separate Account liability matches the Separate Account asset value and its fair value is determined from valuation methods that are consistent with the Separate Account assets.

Determination of Fair Values

The valuation methodologies used to determine the fair values of assets and liabilities reflect market participant assumptions and are based on the application of the fair value hierarchy that prioritizes observable market inputs over unobservable inputs. The Company determines the fair values of certain financial assets and financial liabilities based on quoted market prices, where available. The Company also determines certain fair values based on future cash flows discounted at the appropriate current market rate. Fair values reflect adjustments for counterparty credit quality, the Company’s credit standing, liquidity, and where appropriate, risk margins on unobservable parameters. The following is a discussion of the methodologies used to determine fair values for financial instruments owned by the Company.

The fair value of corporate bonds, government securities, equity securities, and mortgage backed securities is determined by management after considering one of three primary sources of information: third party pricing services, non-binding independent broker quotations, or pricing matrices. Security pricing is applied using a ‘‘waterfall’’ approach whereby publicly available prices are first sought from third party pricing services, the remaining unpriced securities are submitted to independent brokers for non-binding prices. Typical inputs used by these pricing methods include, but are not limited to: benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers, and reference data including market research publications. Based on the typical trading volumes and the lack of quoted market prices for fixed maturities, third party pricing services derive the majority of security prices from observable market inputs such as recent reported trades for identical or similar securities making adjustments through the reporting date based upon available market observable information outlined above. If there are no recent reported trades, the third party pricing services and brokers may use matrix or model processes to develop a security price where future cash flow expectations are developed based upon collateral performance and discounted at an estimated market rate. Certain securities are priced via independent non-binding broker quotations, which are considered to have no significant unobservable inputs. When using non-binding independent broker quotations, the Company obtains one quote per security, typically from the broker from which the Company purchased the security.

The Company has analyzed the third party pricing services’ valuation methodologies and related inputs and has also evaluated the various types of securities in its investment portfolio to determine an appropriate fair value hierarchy level based upon trading activity and the observability of market inputs. Based on this evaluation and investment class analysis, each price was classified into Level 1, 2, or 3. Most prices provided by third party pricing services are classified into Level 2 because the significant inputs used in pricing the securities are market observable and the observable inputs are corroborated by the Company. Since the matrix pricing of certain debt securities includes significant non-observable inputs, they are classified as Level 3.

MONY LIFE INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS — (Continued)

as of and for the years ended December 31, 2017 and 2016

(Statutory Basis)

14.	Fair Value Measurements (Continued)

The pricing matrix used by the Company begins with current spread levels to determine the market price for the security. The credit spreads, assigned by brokers, incorporate the issuer’s credit rating, liquidity discounts, weighted-average of contacted cash flows, risk premium, if warranted, due to the issuer’s industry, and the security’s time to maturity. The Company uses credit ratings provided by nationally recognized rating agencies.

For securities that are priced via non-binding independent broker quotations, the Company assesses whether prices received from independent brokers represent a reasonable estimate of fair value through an analysis using internal and external cash flow models developed based on spreads and, when available, market indices. The Company uses a market-based cash flow analysis to validate the reasonableness of prices received from independent brokers. These analytics, which are updated daily, incorporate various metrics (yield curves, credit spreads, prepayment rates, etc.) to determine the valuation of such holdings. As a result of this analysis, if the Company determines there is a more appropriate fair value based upon the analytics, the price received from the independent broker is adjusted accordingly. The Company did not adjust any quotes or prices received from brokers during years ended December 31, 2017 and 2016.

The following table presents the Company’s fair value hierarchy for its financial instruments as of December 31:

2017
	$ In thousands
Type of Financial Instrument	Aggregate Fair Value	Admitted Value	Level 1	Level 2	Level 3	Not Practicable (Carrying Value)
Bonds	$6,072,403	$5,749,504	$47,630	$5,852,682	$172,091	$0
Common stocks	852	852	0	0	852	0
Preferred stocks	76,559	76,573	69,320	7,240	0	0
Mortgage loans	258,538	256,954	0	0	258,538	0
Cash	18,911	18,911	18,911	0	0	0
Cash equivalents	3,410	3,410	3,410	0	0	0
Other invested assets	4,576	4,207	0	4,576	0
Contract loans	729,930	729,930	0	0	729,930	0
Separate Accounts	171,991	171,991	170,959	1,032	0	0
Deposit-type contracts	270,881	277,224	0	0	270,881	0
Surplus Notes	2,633	1,091	0	0	2,633	0

2016
	$ In thousands
Type of Financial Instrument	Aggregate Fair Value	Admitted Value	Level 1	Level 2	Level 3	Not Practicable (Carrying Value)
Bonds	$5,878,349	$5,741,739	$55,954	$5,606,004	$216,391	$0
Common stocks	1,125	1,125	0	0	1,125	0
Preferred stocks	102,910	106,489	95,498	7,412	0	0
Mortgage loans	292,885	291,663	0	0	292,885	0
Cash	36,540	36,540	36,540	0	0	0
Short term investments	57,192	57,192	46,695	10,497	0	0
Contract loans	742,450	742,450	0	0	742,450	0
Separate Accounts	158,190	158,190	157,160	1,030	0	0
Deposit-type contracts	277,048	280,243	0	0	277,048	0
Surplus Notes	2,313	1,091	0	0	2,313	0

The fair value of bonds, preferred stocks, and certain surplus notes reported as “Other invested assets” are determined using methodologies prescribed by the NAIC. The market value of bonds, preferred stock, and certain surplus notes are determined by management after considering one of three primary sources of information: third party pricing services, non-binding independent broker quotations, or pricing matrices.

MONY LIFE INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS — (Continued)

as of and for the years ended December 31, 2017 and 2016

(Statutory Basis)

14.	Fair Value Measurements (Continued)

All of the Company’s common stock holdings at December 31, 2017 and 2016, consisted of FHLB stock, which is classified as Level 3. The Company believes that the cost of the FHLB stock approximates fair value.

The book value of the Company’s cash, cash equivalents, and short term investments approximates fair value.

The Company estimates the fair value of mortgage loans using an internally developed model. This model includes inputs derived by the Company based on assumed discount rates relative to the Company’s current mortgage loan lending rate and an expected cash flow analysis based on a review of the mortgage loan terms. The model also contains the Company’s determined representative risk adjustment assumptions related to nonperformance and liquidity risks.

Contract and policy loans are funds provided to policy holders in return for a claim on the account value of the policy. The funds provided are limited to a certain percent of the account balance. The nature of contract loans is to have low default risk as the loans are fully collateralized by the value of the policy. The majority of contract loans do not have a stated maturity and the balances and accrued interest are repaid with proceeds from the policy account balance. Due to the collateralized nature of contract loans and unpredictable timing of repayments, the Company’s fair value of contract loans approximates carrying value.

The majority of securities in the Company’s Separate Accounts consist of mutual funds valued at market value. All other publicly traded bonds and stocks are also valued at market value. Direct placement bonds and warrants are stated at fair value, as determined by the Company or third party appraisers. Short-term investments held in money market Separate Accounts are stated at fair value regardless of the length of maturity. Short-term investments held in all other Separate Accounts with remaining maturity at acquisition of (i) sixty days or less are stated at amortized cost which, the Company believes when combined with accrued income, approximates fair value; or (ii) more than sixty days are stated at fair value. Investments in shares of respective trusts are stated at fair value, which reflects the net asset value of the various portfolios. Net asset values are based upon market or fair values of the securities held in each of the corresponding portfolios of the funds.

Deposit-type contracts include annuities certain, supplemental contracts, and dividend accumulations. The Company estimates the fair values of annuities certain and supplemental contracts using models based on discounted estimated cash flows. The discount rates used in the models were based on a current market rate for similar financial instruments. The Company estimates that the fair value of dividend accumulations approximates carrying value.

The Company estimates the fair value of its Surplus Notes using third party pricing models.

The Company held no financial instruments as of December 31, 2017 and 2016, for which it was not practicable to estimate fair value.

MONY LIFE INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS — (Continued)

as of and for the years ended December 31, 2017 and 2016

(Statutory Basis)

15.	Retained Assets

The Company accounts for retained assets in a manner similar to supplementary contracts. Claims expense is reported in the Summary of Operations. In lieu of a cash payment to the beneficiary, a liability is established in “Liability for deposit-type contracts” in the Statements of Admitted Assets, Liabilities, and Capital and Surplus. The credited rate during 2017 and 2016 for accounts administered by Northern Trust was 0.25%. The credited rate for accounts administered by Bank of New York Mellon, which were introduced during 2014, was 0.40% in both 2017 and 2016.

No fees were charged to retained asset account owners during 2017 or 2016.

In the event of a claim, the beneficiary is given the option of a direct payment, a settlement option provided by the policy or a retained assets account. The retained assets account is generally the default method.

The table below summarizes the number and balance of retained asset accounts in force, by aging category, as of December 31:

	In Force ($ in thousands)
	2017		2016
	Number	Balance	Number	Balance
a. Up to and including 12 Months	302	$22,694	301	$18,674
b. 13 to 24 Months	197	11,057	220	13,203
c. 25 to 36 Months	161	8,462	93	3,901
d. 37 to 48 Months	68	2,822	23	974
e. 49 to 60 Months	20	843	20	821
f. Over 60 Months	903	17,235	1,026	19,177
g. Total	1,651	$63,113	1,683	$56,750

The table below segregates retained asset components between individual and group contracts:

	($ in thousands)
	Individual		Group
	Number	Balance Amount	Number	Balance Amount
a. Number/Balance of Retained Asset Accounts at the Beginning of the Year	1,683	$56,750	0	$0
b. Number/Amount of Retained Asset Account Issued/Added During the Year	559	50,829	0	0
c. Investment Earnings Credited to Retained Asset Accounts During the Year	XXX	215	XXX	0
d. Fees and Other Charges Assessed to Retained Asset Accounts During the Year	XXX	0	XXX	0
e. Number/Amount of Retained Asset Accounts Transferred to State Unclaimed Property funds During the Year	2	8	0	0
f. Number/Amount of Retained Asset Accounts Closed/Withdrawn During the Year	589	44,673	0	0
g. Number/Balance of Retained Asset Accounts at the End of the Year g=a+b+c-d-e-f	1,651	$63,113	0	$0

MONY LIFE INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS — (Continued)

as of and for the years ended December 31, 2017 and 2016

(Statutory Basis)

16.	Employee Benefit Plans

The Company sponsors non-contributory defined benefit pension plans and other benefit plans covering former U.S. employees. As of December 31, 2004, all active employees of the Company became employees of AXA Equitable.

On October 1, 2013, immediately prior to the acquisition of the Company by PLICO, AEFS, a former affiliate of the Company, became the sponsor of the qualified pension plan, and assumed a significant portion of the non-qualified pension plan liabilities. However, a portion of the non- qualified pension plan and other non-qualified plans were not assumed and transferred over with the Company at acquisition.

The Company’s financial results reflect the benefits provided under these non-qualified plans. As of December 31, 2017 and 2016, the Company accrued benefits in accordance with actuarially determined amounts. Trust accounts were also set aside with assets that will support the benefit plan liabilities. Through an indemnification agreement within the Master Agreement, at the end of each calendar year, to the extent the supporting trust assets are less than the Company’s benefit plan liabilities, AXA will pay the Company an amount equal to the shortfall. As of December 31, 2017 and 2016, the Company’s benefit plans had a total liability balance of $6.3 million and $7.0 million, respectively, and the supporting trust assets had a total balance of $5.9 million and $6.5 million, respectively.

A summary of assets, obligations and assumptions of the Pension and Other Postretirement Benefit Plans are as follows at December 31, 2017 and 2016:

a. Pension Benefits

	Overfunded		Underfunded
	2017	2016	2017	2016
	($ in thousands)
1. Benefits obligation at beginning of year	$0	$0	$5,783	$5,833
2. Service cost	0	0	0	0
3. Interest cost	0	0	164	187
4. Contribution by plan participants	0	0	0	0
5. Actuarial gain (loss)	0	0	(389)	196
6. Foreign currency exchange rate changes	0	0	0	0
7. Benefits paid	0	0	(268)	(433)
8. Plan amendments	0	0	0	0
9. Business combinations, divestitures, curtailments, settlements and special termination benefits	0	0	0	0

10. Benefits obligation at end of year	$0	$0	$5,290	$5,783

MONY LIFE INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS — (Continued)

as of and for the years ended December 31, 2017 and 2016

(Statutory Basis)

16.	Employee Benefit Plans (Continued)

b. Postretirement Benefits

	Overfunded		Underfunded
	2017	2016	2017	2016
	($ in thousands)
1. Benefits obligation at beginning of year	$0	$0	$0	$0
2. Service cost	0	0	0	0
3. Interest cost	0	0	0	0
4. Contribution by plan participants	0	0	0	0
5. Actuarial gain (loss)	0	0	0	0
6. Foreign currency exchange rate changes	0	0	0	0
7. Benefits paid	0	0	0	0
8. Plan amendments	0	0	0	0
9. Business combinations, divestitures, curtailments, settlements and special termination benefits	0	0	0	0

10. Benefits obligation at end of year	$0	$0	$0	$0

c. Postemployment & Compensated Absence Benefits

	Overfunded		Underfunded
	2017	2016	2017	2016
	($ in thousands)
1. Benefits obligation at beginning of year	$0	$0	$0	$0
2. Service cost	0	0	0	0
3. Interest cost	0	0	0	0
4. Contribution by plan participants	0	0	0	0
5. Actuarial gain (loss)	0	0	0	0
6. Foreign currency exchange rate changes	0	0	0	0
7. Benefits paid	0	0	0	0
8. Plan amendments	0	0	0	0
9. Business combinations, divestitures, curtailments, settlements and special termination benefits	0	0	0	0

10. Benefits obligation at end of year	$0	$0	$0	$0

The Company’s change in benefit obligation is as follows:

	Pension Benefits		Postretirement Benefits		Special or Contractual Benefits per SSAP No. 11
	2017	2016	2017	2016	2017	2016
	($ in thousands)
a. Fair value of plan assets at beginning of year	$0	$0	$0	$0	$0	$0
b. Actual return on plan assets	0	0	0	0	0	0
c. Foreign currency exchange rate changes	0	0	0	0	0	0
d. Reporting entity contributions	268	433	0	0	0	0
e. Plan participants’ contributions	0	0	0	0	0	0
f. Benefits paid	(268)	(433)	0	0	0	0
g. Business combinations, divestitures and settlements	0	0	0	0	0	0

h. Fair value of plan assets at end of year	$0	$0	$0	$0	$0	$0

MONY LIFE INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS — (Continued)

as of and for the years ended December 31, 2017 and 2016

(Statutory Basis)

16.	Employee Benefit Plans (Continued)

The funded status of the Company’s pension plan is as follows:

	Pension Benefits		Postretirement Benefits
	2017	2016	2017	2016
	($ in thousands)
a. Components:
1. Prepaid benefit costs	$0	$0	$0	$0
2. Overfunded plan assets	0	0	0	0
3. Accrued benefit costs	0	0	0	0
4. Liability for pension benefits	5,290	5,783	0	0
b. Assets and liabilities recognized:
1. Assets (nonadmitted)	$0	$0	$0	$0
2. Liabilities recognized	5,290	5,783	0	0
c. Unrecognized liabilities	$0	$0	$0	$0

The components of the Company’s net periodic benefit cost are as follows:

	Pension Benefits		Postretirement Benefits		Special or Contractual Benefits per SSAP No. 11
	2017	2016	2017	2016	2017	2016
	($ in thousands)
a. Service cost	$0	$0	$0	$0	$0	$0
b. Interest cost	164	187	0	0	0	0
c. Expected return on plan assets	0	0	0	0	0	0
d. Transition asset or obligation	0	0	0	0	0	0
e. Gains and losses	(3)	0	0	0	0	0
f. Prior service cost or credit	0	0	0	0	0	0
g. Gain or loss recognized due to a settlement or curtailment	0	0	0	0	0	0

h. Total net periodic benefit cost	$161	$187	$0	$0	$0	$0

The amounts in unassigned funds (surplus) recognized as components of net periodic benefit cost are as follows:

	Pension Benefits		Postretirement Benefits
	2017	2016	2017	2016
	($ in thousands)
a. Items not yet recognized as a component of net periodic cost - prior year	$(86)	$110	$0	$0
b. Net transition asset or obligation recognized	0	0	0	0
c. Net prior service cost or credit arising during the period	0	0	0	0
d. Net prior service cost or credit recognized	0	0	0	0
e. Net gain and loss arising during the period	389	(196)	0	0
f. Net gain and loss recognized	(3)	0	0	0

g. Items not yet recognized as a component of net periodic cost - current year	$300	$(86)	$0	$0

MONY LIFE INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS — (Continued)

as of and for the years ended December 31, 2017 and 2016

(Statutory Basis)

16.	Employee Benefit Plans (Continued)

The Company had no amounts in unassigned funds (surplus) expected to be recognized in the next fiscal year as components of net periodic benefit cost.

The amounts in unassigned funds (surplus) that have not yet been recognized as components of net periodic benefit cost are as follows:

	Pension Benefits		Postretirement Benefits
	2017	2016	2017	2016
	($ in thousands)
a. Net transaction asset or obligation	$0	$0	$0	$0
b. Net prior service cost or credit	0	0	0	0
c. Net recognized gains and losses	300	(86)	0	0

The weighted-average assumption used to determine net periodic benefit cost as of December 31 is as follows:

	Pension Benefits
	2017	2016
a. Weighted average discount rate	3.90%	4.09%
b. Expected long-term rate of return on plan assets	NA	NA
c. Rate of compensation increase	NA	NA

The weighted-average assumption used to determine projected benefit obligation as of December 31 is as follows:

	Pension Benefits
	2017	2016
d. Weighted average discount rate	3.47%	3.90%
e. Rate of compensation increase	NA	NA

The amount of the accumulated benefit obligation for defined benefit pension plans was $5.3 million and $5.8 million as of December 31, 2017 and 2016, respectively.

The following estimated future benefit payments are expected to be paid in the following years:

($ in thousands)
2018	$293
2019	301
2020	296
2021	294
2022	293
2023 and later	1,613

The aggregate accumulated benefit obligation and fair value of pension plan assets for pension plans with accumulated benefit obligations in excess of those assets were $5.3 million and $0, respectively, at December 31, 2017, and $5.8 million and $0, respectively, at December 31, 2016.

MONY LIFE INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS — (Continued)

as of and for the years ended December 31, 2017 and 2016

(Statutory Basis)

17.	Closed Block and Participating Policies

During 1998, for policyholder dividend purposes only, the Company established the closed block (the “Closed Block”) of participating business for the exclusive benefit of the policies included therein. Assets were allocated to the Closed Block in an amount that produces cash flows which, together with anticipated revenue from the in-force policies in the Closed Block, are reasonably expected to be sufficient to support the Closed Block including, but not limited to, provisions for payment of claims and surrender benefits, certain expenses and taxes, and to provide for continuation of dividend scales payable in 1998, if the experience underlying such dividend scales continues, and for appropriate adjustments in such scales if the experience changes.

None of the assets held as of December 31, 2017 and 2016, including the revenue therefrom, allocated to the Closed Block or acquired by the Closed Block will revert to the benefit of PLICO as sole stockholder of the Company, or to the Company’s former parent and stockholder. No assets may be reallocated or transferred between the Closed Block and any other portion of PLICO’s General Account or any of its Separate Accounts or any person affiliated with PLICO without the prior approval of the Department. The Closed Block assets and liabilities are carried on the same basis as similar assets and liabilities held in the General Account.

The 2018 Closed Block dividend interest rate scale will be the same as the 2017 and 2016 dividend interest rate scales.

Summarized balance sheet information for the Closed Block is as follows:

	December 31
	2017	2016
	($ in thousands)
Fixed maturities	$4,419,408	$4,317,196
Mortgage loans on real estate	101,706	193,116
Contract loans	700,769	712,959
Cash and other invested assets	21,665	90,864
Other assets	124,551	141,540

Total Closed Block assets	$5,368,099	$5,455,675

Policy reserves & deposit type funds	$5,669,295	$5,765,275
Other liabilities	142,209	139,740

Total Closed Block liabilities	$5,811,504	$5,905,015

For the years ending December 31, 2017 and 2016, respectively, total closed and open block premiums under individual and group insurance participating policies were $229.5 million or 84.1% and $243.0 million or 85.3% of individual and group premiums earned. The aggregate amount of divisible surplus to be distributed during the year is determined by Company management with due recognition to factors including solvency of the Company, its ability to meet all contractual obligations, and the existence of the Closed Block which was established as part of MONY’s Plan of Reorganization effective November 16, 1998. The aggregate divisible surplus is then divided

MONY LIFE INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS — (Continued)

as of and for the years ended December 31, 2017 and 2016

(Statutory Basis)

17.	Closed Block and Participating Policies (Continued)

among policyholders in the proportion that their policies are considered to have contributed to divisible surplus. In addition, as specified in MONY’s Plan of Reorganization, dividend scales for Closed Block policies are based on changes in the specific experience for this business relative to the experience underlying the 1998 dividend scale. The change in the liability for dividends payable in the following year is charged or credited to current year operations. The Company paid dividends in the amount of $88.1 million and $96.1 million to policyholders in 2017 and 2016, respectively, and did not allocate any additional income to such policyholders.

18.	Borrowed Money

The Company entered into an agreement with PLICO in 2014 in which a loan can be given to or received from PLICO subject to certain limitations as described in the agreement. The Company had no loaned or borrowed amounts under this agreement as of December 31, 2017 and 2016.

For repurchase agreements, the Company initiates short-term (typically less than 30 days) collateralized borrowings whereby cash is received and securities are posted as collateral. The Company reports the cash proceeds as a liability, and the difference between the cash proceeds and the amount at which the securities are reacquired as interest expense. As of December 31, 2017, the Company did not have a borrowed money obligation.

In connection with an outstanding repurchase agreement, the Company recognized a liability of $12.7 million, classified as “Borrowed money” on the Company’s December 31, 2016 Statements of Admitted Assets, Liabilities, and Capital and Surplus, which represents the cash amount that was paid at the repurchase agreement’s maturity on January 18, 2017. The Company posted $15.0 million (statutory carrying value) of its assets as repurchase agreement collateral, which are classified as “Bonds” as of December 31, 2016.

19.	Information about Financial Instruments with Off-Balance Sheet Risk and Financial Instruments with Concentrations of Credit Risk

The table below presents a summary of the contractual amounts of off-balance sheet financial instruments as of December 31:

	2017	2016
	($ in thousands)
Commitments to extend mortgage loans	$18,787	$18,968

Commitments to extend mortgage loans are agreements to lend to a borrower, provided there is no violation of any condition established in the contract. The Company enters into these agreements to commit to future loan fundings at a predetermined interest rate. Commitments generally have fixed expiration dates or other termination clauses.

For commitments to extend mortgage loans, the amounts presented above do not represent amounts at risk if the counterparty defaults.

The collateral held for commitments to extend mortgage loans is a cash commitment fee, which is forfeited if the counterparty fails to perform.

MONY LIFE INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS — (Continued)

as of and for the years ended December 31, 2017 and 2016

(Statutory Basis)

20.	Subsequent Events

The Company has evaluated the effects of events subsequent to December 31, 2017, and through April 27, 2018 (the date of the issuance of the Statutory statements included herein), and there are no material subsequent events to report.

SUPPLEMENTAL SCHEDULES

MONY LIFE INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

SELECTED FINANCIAL DATA SCHEDULE

as of and for the year ended December 31, 2017

($ in thousands)
Investment Income:
Government bonds	$1,726
Other bonds (unaffiliated)	259,131
Preferred stock (unaffiliated)	5,433
Common stock (unaffiliated)	58
Mortgage loans	14,431
Contract loans	42,207
Cash, cash equivalents and short term investments	619
Other invested assets	192
Miscellaneous investment income	368

Gross investment income	$324,165

Mortgage loans – book value:
Residential mortgages	$0
Commercial mortgages	256,954

Total mortgage loans	$256,954

Mortgage loans by standing – book value:
Good standing	$256,954

Other long term invested assets – statement value	$4,207

Bonds and short term investments by NAIC designation and maturity:
Bonds and short term investments by maturity – statement value
Due within one year	$275,992
Over 1 year through 5 years	1,227,389
Over 5 years through 10 years	1,317,134
Over 10 years through 20 years	479,767
Over 20 years	2,449,222

Total by maturity	$5,749,504

Bonds and short term investments by NAIC designation – statement value
NAIC 1	$3,653,520
NAIC 2	1,895,644
NAIC 3	156,750
NAIC 4	42,541
NAIC 5	720
NAIC 6	329

Total by NAIC designation	$5,749,504

Total bonds and short term publicly traded	$4,085,888

Total bonds and short term privately placed	$1,663,616

Preferred stocks – statement value	$76,573

Common stocks – market value	$852

Short term investments – book value	$0

Cash on deposit	$18,911

See Report of Independent Auditors and Notes to Statutory Basis Financial Statements

MONY LIFE INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

SELECTED FINANCIAL DATA SCHEDULE

as of and for the year ended December 31, 2017

($ in thousands)
Life insurance in force:
Ordinary	$19,586,648

Credit life	$0

Group	$65,603

Amount of accidental death insurance in force under Ordinary policies	$744,980

Life insurance policies with disability provisions in force:
Ordinary	$7,110,003

Group	$9,801

Supplementary contracts in force:
Ordinary – not involving life contingencies
Amount on deposit	$24,504

Income payable	$1,443

Ordinary – involving life contingencies
Income payable	$4,237

Group – not involving life contingencies
Amount on deposit	$323

Income payable	$0

Annuities:
Ordinary
Immediate – amount of income payable	$2,115

Deferred – fully paid – account balance	$164,055

Deferred – not fully paid – account balance	$0

Group
Immediate – amount of income payable	$8,357

Deferred – fully paid – account balance	$25,564

Accident and health insurance – premiums in force:
Ordinary	$25,902

Group	$613

Deposit funds and dividends accumulations:
Deposit funds – account balance	$63,195

Dividends accumulations – account balance	$182,522

See Report of Independent Auditors and Notes to Statutory Basis Financial Statements

MONY LIFE INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

SELECTED FINANCIAL DATA SCHEDULE

as of and for the year ended December 31, 2017

($ in thousands)
Claims payments 2017:
Group accident and health - year ended December 31, 2017
2017	$427

2016	$453

2015	$121

2014	$1

2013	$14

Prior	$966

Other accident and health - year ended December 31, 2017
2017	$0

2016	$12

2015	$7

2014	$0

2013	$0

Prior	$0

See Report of Independent Auditors and Notes to Statutory Basis Financial Statements

MONY LIFE INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

SUMMARY INVESTMENT SCHEDULE

as of and for the year ended December 31, 2017

	Gross Investment Holdings		Admitted Assets
	Amounts	Percentage	Amount	Percentage
	($ in thousands)
Bonds
US Treasury securities	$47,233	0.7%	$47,233	0.7%
US government agency obligations (excluding mortgage-backed securities):
Issued by US government sponsored agencies	96,230	1.4	96,230	1.4
Non-US government (including Canada, excluding mortgage-backed securities):	52,845	0.8	52,845	0.8
Securities issued by state, territories and posssessions and political subdivisions in the US:
States, territories and possessions general obligations	7,379	0.1	7,379	0.1
Revenue and assessment obligations	121,145	1.8	121,145	1.8
Mortgage-backed securities (includes residential and commercial MBS):
Pass-through securities:
Guaranteed by GNMA	7,245	0.1	7,245	0.1
Issued by FNMA and FHLMC	33,208	0.5	33,208	0.5
All other	15,376	0.2	15,376	0.2
CMO and REMIC:
Issued by GNMA,FNMA and FHLMC	14,765	0.2	14,765	0.2
All other	382,966	5.6	382,966	5.6
Other debt and other fixed income securities
(excluding short term):
Unaffiliated domestic securities	4,394,522	64.2	4,394,522	64.2
Unaffiliated foreign securities	576,590	8.4	576,590	8.4
Preferred stocks:
Unaffiliated	76,573	1.1	76,573	1.1
Other equity securities:
Unaffiliated	852	0.0	852	0.0
Mortgage loans:
Commercial loans	256,954	3.7	256,954	3.7
Contract loans	729,930	10.7	729,930	10.7
Receivables for securities	7,888	0.1	7,888	0.1
Cash, cash equivalents and short term investments	22,321	0.3	22,321	0.3
Other invested assets	4,207	0.1	4,207	0.1

Total invested assets	$6,848,229	100.0%	$6,848,229	100.0%

See Report of Independent Auditors and Notes to Statutory Basis Financial Statements

MONY LIFE INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

INVESTMENT RISK INTERROGATORIES

for the year ended December 31, 2017

1.	The Company’s total admitted assets (excluding Separate Accounts) as of December 31, 2017 were approximately $7.1 billion.

2.	State by investment category the 10 largest exposures to a single issuer/borrower/investment, excluding (i) U.S. Government, U.S. Government agency securities and those U.S. Government money market funds listed in the Appendix to the SVO Purposes and Procedures Manual as exempt, (ii) property occupied by the Company and (iii) policy loans.

Investment Category	Amortized Cost	% of Admitted Assets
	($ in thousands)
Bonds, mortgage-backed securities and common stock:
JPMorgan Chase & Co	$114,925	1.6%
Agate Bay Mortgage Trust	112,262	1.6
Sequoia Mortgage Trust	106,262	1.5
Morgan Stanley	62,331	0.9
Fannie Mae	61,254	0.9
Winwater Mortgage Loan Trust	57,830	0.8
Federal Home Loan Bank	55,852	0.8
Apple Inc	48,790	0.7
Gilead Sciences Inc	45,369	0.6
Monsanto Co	42,367	0.6

3.	State the amounts and percentages of the reporting entity’s total admitted assets held in bonds, short term, cash equivalents and preferred stocks by NAIC rating.

Investment Category	Amortized Cost	% of Admitted Assets
	($ in thousands)
Bonds and short term investments:
NAIC Rated 1	$3,653,520	51.8%
NAIC Rated 2	1,895,644	26.9
NAIC Rated 3	156,750	2.2
NAIC Rated 4	42,541	0.6
NAIC Rated 5	720	0.0
NAIC Rated 6	329	0.0
Preferred stocks:
NAIC Rated 2	66,865	0.9
NAIC Rated 4	9,708	0.1

See Report of Independent Auditors and Notes to Statutory Basis Financial Statements

MONY LIFE INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

INVESTMENT RISK INTERROGATORIES — (Continued)

for the year ended December 31, 2017

4.	State the amounts and percentages of the reporting entity’s total admitted assets held in foreign investments:

4.01	Are assets held in foreign investments less than 2.5% of the reporting entity’s total admitted assets. No.

4.02	Total admitted assets held in foreign investments of $0.8 billion (11.0% of total admitted assets).

4.03	Foreign-currency denominated investments of $0

4.04	Insurance liabilities denominated in that same foreign currency of $0

5.	Aggregate foreign investment exposure categorized by NAIC sovereign rating:

NAIC Rating	Book Value	% of Admitted Assets
	($ in thousands)
Countries rated NAIC-1	$742,442	10.5%
Countries rated NAIC-2	33,790	0.5

6.	The Company’s largest foreign investment exposures in a single country, categorized by the country’s NAIC rating:

NAIC Rating	Book Value	% of Admitted Assets
	($ in thousands)
Countries rated NAIC-1
United Kingdom	$156,425	2.2%
Netherlands	123,797	1.8
Countries rated NAIC-2
Mexico	22,794	0.3
Spain	6,996	0.1

See Report of Independent Auditors and Notes to Statutory Basis Financial Statements

MONY LIFE INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

INVESTMENT RISK INTERROGATORIES — (Continued)

for the year ended December 31, 2017

10.	The Company’s largest non-sovereign (i.e. non-governmental) foreign issues:

Issuer	NAIC Rating	Book Value	% of Admitted Assets
		($ in thousands)
Electricite De France	1FE	$29,442	0.4%
Novartis Ag	1FE	26,918	0.4
Astrazeneca Plc	2FE	26,802	0.4
Royal Dutch Shell Plc	1FE	24,248	0.3
Aia Group Ltd	1FE	23,769	0.3
Macquarie Group Ltd	1FE, 2FE	23,749	0.3
Siemens Ag	1FE	23,393	0.3
Bp Plc	1FE	23,292	0.3
Grupo Bimbo Sab De Cv	2FE	22,794	0.3
Noble Corp Plc	4FE	22,565	0.3

16.	The Company’s mortgage loan portfolio is $257.0 million or 3.6% of the Company’s total admitted assets.

Information regarding the Company’s 10 largest mortgage interests is as follows:

	($ in thousands)
Commercial	$36,577	0.5%
Commercial	34,646	0.5
Commercial	32,312	0.5
Commercial	30,000	0.4
Commercial	29,589	0.4
Commercial	16,273	0.2
Commercial	14,416	0.2
Commercial	12,677	0.2
Commercial	12,561	0.2
Commercial	11,906	0.2

The Company had no construction loans, loans over 90 days past due, loans in the process of foreclosure, loans foreclosed, or restructured loans at December 31, 2017.

See Report of Independent Auditors and Notes to Statutory Basis Financial Statements

MONY LIFE INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

INVESTMENT RISK INTERROGATORIES — (Continued)

for the year ended December 31, 2017

17.	Mortgage loans had the following loan-to-value ratios, as determined by the date of the last appraisal:

Commercial	Book Value	% of Admitted Assets
	($ in thousands)
Above 95%	$0	0.0%
91 to 95%	0	0.0
81 to 90%	0	0.0
71 to 80%	8,806	0.1
Below 70%	248,148	3.5

20.	The amounts and percentages of the Company’s total admitted assets subject to the following types of agreements are as follows:

	Year End	% of Admitted Assets	First Quarter	Second Quarter	Third Quarter
			(unaudited)	(unaudited)	(unaudited)
	($ in thousands)
Repurchase agreements	$0	0.0%	$15,000	$35,000	$0

Note:    Interrogatories 7 through 9, 11 through 15, 18, 19, and 21 through 23 were not applicable.

See Report of Independent Auditors and Notes to Statutory Basis Financial Statements

PART C

OTHER INFORMATION

Item 24.	Financial Statements and Exhibits

(a)	Financial Statements and Exhibits included in Part B:
(1)	With respect to Keynote Series Account (“Keynote”)

Reports of Independent Registered Public Accounting Firms

Statements of Assets and Liabilities as of December 31, 2017

Statements of Operations for the year ended December 31, 2017

Statements of Changes in Net Assets for the years ended December 31, 2017 and 2016

Notes to financial statements

(2)	With respect to MONY Life Insurance Company

Report of Independent Registered Public Accounting Firm

Consolidated Balance Sheets for the years ended December 31, 2017 and 2016

Consolidated Statements of Operations for the years ended December 31, 2017 and 2016

Consolidated Statements of Shareholder’s Equity for the years ended December 31, 2017, 2016, and 2015

Consolidated Statements of Cash Flows for the years ended December 31, 2017 and 2016

Notes to Consolidated Financial Statements

(b)	Exhibits
(1)	Resolution establishing Keynote Separate Account.(1)
(2)	Not applicable.
(3)	(a) Principal underwriting agreement between IDI and MONY.(2)
(3)	(b) Wholesale Level Servicing Agreement for MONY.(2)
(3)	(c) Broker Dealer and General Agent Servicing Agreement for In-Force MONY Products.(2)
(4)	Form of annuity contract.(1)
(5)	Form of application.(1)
(6)	(a) Restated Charter of MONY Life Insurance Company (as amended October 1, 2013).(2)
(6)	(b) By-laws of MONY Life Insurance Company (as amended October 1, 2013).(2)
(7)	Reinsurance contract.(1)
(8)	Not applicable.
(9)	Opinion of counsel.(1)
(10)	Consents of Independent Registered Public Accounting Firms. Filed herewith.
(11)	Not applicable.
(12)	Not applicable.
(13)	Powers of Attorney. Filed herewith.

Notes:

(1)	Incorporated herein by reference to post-effective amendment No. 28 to the registration statement on Form N-4 (File No. 33-19836) filed on April 27, 2007.
(2)	Incorporated herein by reference to post-effective amendment No. 35 to the registration statement on Form N-4 (File No. 33-19836) filed on May 1, 2014.

Item 25.	Directors and Officers of the Depositor

*The business address for all officers and directors of MONY Life Insurance Company (“MONY”) is 2801 Highway 280 South, Birmingham, AL 35223.

Name	Title
Alazraki, Marcia Drucker	Director
Bedwell, Robert R. III	Senior Vice President, Mortgage Loans
Bielen, Richard J.	Executive Vice President and Director
Black, Lance P.	Treasurer and Senior Vice President
Borie, Kevin B.	Chief Valuation Actuary and Senior Vice President
Callaway, Steve M.	Chief Compliance Officer, Senior Counsel and Senior Vice President
Cyphert, Mark	Chief Information and Operations Officer, Senior Vice President
Drew, Mark L.	General Counsel and Executive Vice President
Foster, Stephen Doak	Director
Gabel, Bradley	Chief Underwriter and Vice President
Goyer, Stephane	Senior Vice President, Insurance, Market and Credit Risk
Harrison, Wade V.	Chief Product Actuary and Senior Vice President
Kane, Nancy	Senior Vice President, Acquisitions and Corporate Development
Loper, David M	Senior Vice President and Senior Counsel
Moloney, Michelle	Chief Risk Officer and Senior Vice President
Otts, Jason C.	Chief Project Officer
Passafiume, Philip E.	Senior Vice President, Director of Fixed Income
Sawyer, John Robert	Senior Vice President, Life and Annuity Executive
Searcy, Timothy B.	Chief Information Security Officer and Vice President
Stuenkel, Wayne E.	President, Chief Actuary and Director
Temple, Michael G.	Executive Vice President, Finance and Risk
Thigpen, Carl S.	Chief Investment Officer, Executive Vice President and Director
Walker, Steven G.	Chief Financial Officer, Executive Vice President and Director
Wells, Paul R.	Chief Accounting Officer, Senior Vice President and Controller
Wright, Cathy Suzanne	Director

(1)	7 Times Square, New York, NY 10036
(2)	425 West Capital Avenue, Suite 1800, Little Rock, AR 72201
(3)	2201 5th Avenue South, Suite 100, Birmingham, AL 35223

Item 26.	Persons Controlled by or Under Common Control with the Depositor or Registrant

No person is directly or indirectly controlled by the Registrant. The Registrant is a separate account of MONY Life Insurance Company and is therefore owned and controlled by MONY Life Insurance Company. All of MONY Life Insurance Company’s outstanding voting common stock is owned by Protective Life Insurance Company, which is in turn wholly-owned by Protective Life Corporation. Protective Life Corporation is a subsidiary of The Dai-ichi Life Company. Limited. Protective Life Insurance Company and Protective Life Corporation are described more fully in the prospectus included in this registration statement. Various companies and other entities controlled by Protective Life Corporation may therefore be considered to be under common control with the registrant or the Company. Such other companies and entities, together with the identity of their controlling persons (where applicable), are set forth in Exhibit 21 to Form 10-K of Protective Life Corporation for the fiscal year ended December 31, 2017 (File No. 1-11339) filed with the Commission on March 2, 2018.

Item 27.	Number of Contractowners

Subaccount	Number of Contractowners as of March 31, 2018
Balanced II	24
Calvert	12
Intermediate Bond	9
Inflation-Protected Securities	4
Large Growth	35
Large Value Opportunities	37
Government Money Market	6

Item 28.	Indemnification

(a) Indemnification of Officers and Directors

Article XI of the By-laws of MONY provides, in substance, that any of MONY’s directors and officers, who is a party or is threatened to be made a party to any action, suit or proceeding, other than an action by or in the right of MONY, by reason of the fact that he is or was an officer or director, shall be indemnified by MONY against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such claim, action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of MONY and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. If the claim, action or suit is or was by or in the right of MONY to procure a judgment in its favor, such person shall be indemnified by MONY against expenses (including attorneys’ fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of MONY, except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to Protective Life unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such court shall deem proper. To the extent that a director or officer has been successful on the merits or otherwise in defense of any such action, suit or proceeding, or in defense of any claim, issue or matter therein, he shall be indemnified by MONY against expenses (including attorneys’ fees) actually and reasonably incurred by him in connection therewith, notwithstanding that he has not been successful on any other claim issue or matter in any such action, suit or proceeding. Unless ordered by a court, indemnification shall be made by MONY only as authorized in the specific case upon a determination that indemnification of the officer or director is proper in the circumstances because he has met the applicable standard of conduct Such determination shall be made (a) by the Board of Directors by a majority vote of a quorum consisting of directors who were not parties to, or who have been successful on the merits or otherwise with respect to, such claim action, suit or proceeding, or (b) if such a quorum is not obtainable, or, even if obtainable a quorum of disinterested directors so directs, by independent legal counsel in a written opinion or (c) by the shareholders.

In addition, the executive officers and directors are insured by Protective Life Corporation’s (“PLC”) Directors’ and Officers’ Liability Insurance Policy including Company Reimbursement and are indemnified by a written contract with PLC which supplements such coverage.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

(b) Indemnification of Principal Underwriter

To the extent permitted by law of the State of New York and subject to all applicable requirements thereof Investment Distributors, Inc. has undertaken to indemnify each of its respective directors and officers who is made or threatened to be made a party to any action or proceeding, whether civil or criminal, by reason of the fact the director or officer, or his or her testator or intestate, is or was a director or officer of Investment Distributors, Inc.

(c) Undertaking

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification for such liabilities (other than the payment by the Registrant of expense incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant, will (unless in the opinion of its counsel the matter has been settled by controlling precedent) submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29.	Principal Underwriters

Name	Title
Caldwell, Edwin V. II	Director
Callaway, Steve M.	Director
Gilmer, Joseph F.	Director
Brown, Barry K.	Assistant Secretary
Caldwell, Edwin V. II	President
Callaway, Steve M.	Chief Compliance Officer
Secretary
Debnar, Lawrence J.	Assistant Financial Officer
Gilmer, Joseph F.	Assistant Financial Officer
Johnson, Julena G.	Assistant Compliance Officer
Majewski, Carol L.	Assistant Compliance Officer
Morsch, Letitia	Assistant Secretary
Tennent, Rayburn	Chief Financial Officer

(c) The information under “Distribution of the Contracts” in the prospectus and “Sale of the Contracts/Principal Underwriter” in the Statement of Additional Information in this registration statement is incorporated herein by reference.

Item 30.	Location of Accounts and Records

Accounts, books, and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are primarily maintained by MONY Life Insurance Company, in whole or in part, at its principal offices and Operations Center at 5788 Widewaters Parkway, 2nd Floor, Syracuse, NY 13214.

Item 31.	Management Services

Not applicable.

Item 32.	Undertakings

(a) Registrant hereby undertakes to file post-effective amendments to the Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for as long as payments under the group variable annuity contract may be accepted;

(b) Registrant hereby undertakes to include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information;

(c) Registrant hereby undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.

Representations Relating to Section 26 of the Investment Company Act of 1940

Registrant and MONY Life Insurance Company represent that the fees and charges deducted under the Contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by MONY Life Insurance Company.

SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this post-effective amendment to the Registration Statement to be signed on its behalf, in the City and State of New York, on this 27th day of April, 2018.

Keynote Series Account
(Registrant)

MONY Life Insurance Company
(Depositor)

By: *
Wayne E. Stuenkel President, Chief Actuary and Director

As required by the Securities Act of 1933, this amendment to the Registration Statement has been signed by the following persons in the capacities and on the date indicated:

Principal Executive Officer:
*Wayne E Stuenkel	President, Chief Actuary and Director

Principal Financial Officer:
*Steven G. Walker	Executive Vice President, Chief Financial Officer and Director

Directors:

*Marcia Drucker Alazraki	*Stephen Doak Foster	*Carl S. Thigpen
*Richard J. Bielen	*Wayne E. Stuenkel	*Cathy Suzanne Wright	*Steven G. Walker

*By:	/S/ MAX BERUEFFY
Max Berueffy Attorney-in-Fact Pursuant to Powers of Attorney filed herewith.

April 27, 2018

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

10	Consents of Independent Registered Public Accounting Firms

13	Powers of Attorney